UNIVAR INC.

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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UNIVAR INC.
(Name of Registrant as Specified In Its Charter)
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2017 Annual Meeting
and Proxy Statement

Annual Meeting to be on May 4, 2017

March 20, 2017
Dear Fellow Shareholders:
The Board of Directors is pleased to invite you to attend the 2017 Annual Meeting of Shareholders of Univar Inc. (“Univar” or the “Company”). The meeting will be held on Thursday, May 4, 2017, at 9:30 a.m., (Central Time), at Univar Inc., 3075 Highland Parkway, First Floor Conference Room, Downers Grove, IL 60515.

The enclosed Notice of the Annual Meeting of Shareholders and Proxy Statement contain details about the business to be conducted at the meeting. You may also read the Notice of the Annual Meeting of Shareholders and Proxy Statement on Univar’s website at www.univar.com/investors or by entering the control number you received at www.proxyvote.com. Your control number is located either on the notice of Internet availability of proxy materials you received or, if you requested a hard copy, your enclosed proxy card.

To assure that your shares are represented at the meeting, the Board of Directors urges you to vote your shares through one of the options described herein. If you are able to attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is voted at the meeting.

Sincerely,
Stephen D. Newlin
Chairman of the Board, President, and Chief Executive Officer
YOUR VOTE IS IMPORTANT

It is important that your shares are represented and voted at the Annual Meeting. Whether or not you plan to attend the meeting, please provide your proxy by following the instructions on the notice card you received in the mail (the "Notice") or proxy card. On or about March 20, 2017, Univar first mailed to its shareholders a Notice containing instructions on how to access the Proxy Statement, Annual Report and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail, unless you request a copy. Instead, you should follow the instructions included in the Notice on how to access and review the Proxy Statement and Annual Report. The Notice also instructs you on how you may submit your vote by proxy over the Internet. If you received the Proxy Statement and Annual Report in the mail, please submit your proxy by marking, dating and signing the proxy card included and returning it promptly in the envelope enclosed. If you are able to attend the meeting and wish to vote your shares in person, you may do so at any time before the polls close at the meeting.
PLEASE REFER TO THE ACCOMPANYING MATERIALS FOR VOTING INSTRUCTIONS.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 4, 2017

To the Shareholders of Univar Inc.:
The Annual Meeting of Shareholders of Univar Inc. will be held on Thursday, May 4, 2017, at 9:30 a.m., at 3075 Highland Parkway, First Floor Conference Room, Downers Grove, IL, 60515, for the following purposes (which are more fully explained in the Proxy Statement):

(1)	Elect four Class II Directors for a three year term;

(2)	Ratify the Audit Committee’s selection of Ernst & Young LLP as the Independent Registered Public Accounting Firm to audit Univar’s financial statements for the year ending December 31, 2017;

(3)	Vote, on an advisory basis, regarding the compensation of the executive officers described in Univar’s Proxy Statement;

(4)	Approval of the Univar Inc. 2017 Omnibus Equity Incentive Plan;

(5)	Approval of the Univar Inc. Executive Annual Bonus Plan; and

(6)	Transact any other business properly brought before the meeting.

The Notice of the Annual Meeting of Shareholders and Proxy Statement contain details about the business to be conducted at the meeting. You may also read the Notice of the Annual Meeting of Shareholders and Proxy Statement on Univar’s website at www.univar.com/investors or www.proxyvote.com.

You are eligible to vote if you were a shareholder of record at the close of business on March 8, 2017. To assure that your shares are represented at the meeting, the Board of Directors urges you to vote your shares through one of the options described herein. If you are able to attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is voted at the meeting.

Shareholders are first being notified of this Notice of Annual Meeting, which contains instructions on how to access this Proxy Statement, the form of proxy and the Company’s 2016 Annual Report, on or about March 20, 2017. This Notice of Annual Meeting, the Company’s 2016 Annual Report and this Proxy Statement were posted in an easily readable and printable format on the Univar Inc. website, www.univar.com/investors, on or about March 20, 2017.
By Order of the Board of Directors of Univar Inc.
Stephen N. Landsman, Secretary

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Proxy Statement Summary

This is a summary of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and Univar’s 2016 Annual Report before you vote. Your vote is important. Please vote via Internet, phone or mail as set forth below as soon as possible even if you plan to attend the Annual Meeting.
Date and Time: Thursday, May 4, 2017, at 9:30 a.m. (Central Time)
Place: Univar Inc., 3075 Highland Parkway, First Floor Conference Room, Downers Grove, IL 60515
Record Date: March 8, 2017
Voting for Registered Shareholders: Internet - www.proxyvote.com by following the instructions on the Notice or proxy card, Telephone - U.S. or Canada 1 (800) 690-6903, Mail - completing, signing and returning in the postage-paid envelope provided.
Voting for Shareholders holding thru a Broker or Bank: Please follow the directions from your bank or broker.
Agenda for the Annual Meeting and Voting Recommendation

Proposal	Board’s Recommendation	Page Reference
Election of four Class II Directors	FOR	22
Ratification of Ernst & Young LLP as Univar’s Independent Registered Public Accounting Firm for 2017	FOR	30
Advisory vote regarding the compensation of our executive officers	FOR	76
Approval of the Univar Inc. 2017 Omnibus Equity Incentive Plan	FOR	77
Approval of the Univar Inc. Executive Annual Bonus Plan	FOR	87
Director Nominees - Class II - Term to expire in 2020

Name	Director Since	Board Committees
Daniel P. Doheny	2016	Audit
Edward J. Mooney	2016	Compensation
Juliet Teo	2015	n/a
David H. Wasserman	2010	Compensation

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PROXY STATEMENT
For the Annual Meeting of Shareholders to be held on
May 4, 2017
The Board of Directors (the “Board of Directors” or the “Board”) of Univar Inc., a Delaware corporation, is soliciting the enclosed proxy for use at the Annual Meeting of Shareholders of the Company to be held at 9:30 a.m. (Central Time), on Thursday, May 4, 2017, Univar Inc., 3075 Highland Parkway, First Floor Conference Room, Downers Grove, IL 60515. The Proxy Statement contains information about the matters to be voted on at the meeting and the voting process, as well as information about the Company’s Directors and executive officers, the Company’s compensation practices and the Company’s most highly paid executive officers.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 4, 2017. This Proxy Statement and Company’s Annual Report (the “Annual Report”) are available at www.univar.com/investors. If you would like to receive a paper copy of our proxy materials, at no charge, please write to Univar Inc., c/o Investor Relations, 3075 Highland Parkway, Suite 200, Downers Grove, IL 60515. The Notice instructs you on how to access and review all of the information contained in the Proxy Statement and Annual Report.

GENERAL INFORMATION ABOUT THE MEETING
What is the purpose of the annual meeting?
At the annual meeting shareholders will vote upon several important Company matters. In addition, management will report on the Company’s performance over the last fiscal year and respond to questions from shareholders.
Why are these materials being made available to me?
The Board made this Proxy Statement and the enclosed proxy card available to you because it is soliciting your proxy to vote your shares at the annual meeting. As a shareholder, you are invited to attend the annual meeting and are entitled to vote on the items of business described in this Proxy Statement.
Why did I receive a one-page Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
As permitted by Securities and Exchange Commission (“SEC”) rules, the Board is making this Proxy Statement and the Annual Report available to shareholders electronically via the Internet. On or about March 20, 2017, the Company first mailed to shareholders a notice containing instructions on how to access this Proxy Statement, Annual Report and vote by mail, telephone or online (the "Notice"). If you received a Notice by mail you will not receive a printed copy of the proxy materials in the mail, unless you request a copy. If you would like to receive a paper copy of our proxy materials,

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at no charge, please write to Univar Inc., c/o Investor Relations, 3075 Highland Parkway, Suite 200, Downers Grove, IL 60515. The Notice instructs you on how to access and review all of the information contained in the Proxy Statement and Annual Report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials contained in the Notice.
Who may attend the annual meeting?
All shareholders of record as of March 8, 2017, or their duly appointed proxies, may attend the meeting. Seating is limited and admission is on a first-come, first-served basis. Each shareholder will be asked to present valid government-issued picture identification, such as a driver’s license, before being admitted to the meeting. Please note that if you hold shares in a “street name” (that is, in a brokerage account or through a bank or other nominee), you will need to bring a copy of a statement reflecting your share ownership as of March 8, 2017 and check in at the registration desk at the meeting.
What am I voting on?
You will be voting on the following five items of business at the annual meeting:

•	The election of four Class II Directors to serve until the 2020 Annual Meeting of the Company’s shareholders and until their successors are duly elected and qualified;

•	The ratification of the Audit Committee’s selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017;

•	A non-binding advisory vote regarding the compensation of the executive officers described in this Proxy Statement;

•	Approval of the Univar Inc. 2017 Omnibus Equity Incentive Plan; and

•	Approval of the Univar Inc. Executive Annual Bonus Plan.
The Company will also consider other business that properly comes before the meeting.

Who may vote?
You may vote if you owned Univar common stock as of the close of business on the record date, March 8, 2017. Each share of Univar common stock is entitled to one vote. As of March 8, 2017, Univar had 140,026,311 shares of common stock outstanding.
How does the Board of Directors recommend that I vote?
The Company’s Board of Directors unanimously recommends that you vote your shares “FOR” each of the nominees named in this Proxy Statement for election to the Board, “FOR” the ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm, “FOR” the advisory (non-binding) vote approving the compensation of the Company’s executive officers, "FOR" the approval of the Univar Inc. 2017 Omnibus Equity Incentive Plan, and "FOR" the approval of the Univar Inc. Executive Annual Bonus Plan.
How do I vote before the meeting?
There are three ways to vote before the meeting if you do not hold your shares through a bank or broker:

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•	By Internet—If you have Internet access, the Board encourages you to vote on www.proxyvote.com by following instructions on the Notice or proxy card;

•	By Telephone—As instructed on the Notice or proxy cards by making a toll-free telephone call from the U.S. or Canada to 1 (800) 690-6903; or

•	By Mail—If you received your proxy materials by mail, you can vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided.
If you hold your shares in the name of a bank or broker, your ability to vote by Telephone or the Internet depends on their voting processes. Please follow the directions you receive from your bank or brokerage firm. A number of brokerage firms and banks participate in a program provided through third party agents, including Broadridge Financial Solutions, Inc. (“Broadridge”) that offer Telephone and Internet voting options. If your shares are held in an account with a brokerage firm or bank participating in the Broadridge program, you may vote those shares telephonically by calling the telephone number shown on the voting instruction form received from your brokerage firm or bank, or through the Internet at Broadridge’s voting website (www.proxyvote.com). Votes submitted through the Internet or by Telephone through the Broadridge program must be received by 11:59 p.m., Eastern Daylight Saving Time, on May 3, 2017.
May I vote confidentially?
Your proxy will not be available for examination nor will your vote be disclosed prior to the tabulation of the final vote at the annual meeting except: (i) to meet applicable legal requirements, (ii) to allow the independent election inspectors to count and certify the results of the vote, or (iii) where there is a proxy solicitation in opposition to the Board of Directors, based upon an opposition proxy statement filed with the Securities and Exchange Commission (“SEC”). The independent election inspectors may at any time inform the Company whether or not a shareholder has voted. The Company will hold proxy cards and ballot cards after the election and they may not be held in confidence.
Can I vote at the meeting?
Shares registered directly in your name as the shareholder of record may be voted in person at the annual meeting. Shares held in street name may be voted in person only if you obtain a legal proxy from the bank, broker or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, you are encouraged to vote your shares by proxy. You may still vote your shares registered in your name in person at the meeting even if you have previously voted by proxy.

Will I have any rights of appraisal or similar rights of dissenters?
You will not have any rights of appraisal or similar rights of dissenters with respect to the matters to be acted upon at the meeting, regardless of whether you vote for or against the proposals.
Can I change my mind after I vote?
You may change your vote at any time before the polls close at the meeting. You may do this by:

•	signing another proxy card with a later date and returning it to the Company prior to the meeting;

•	giving written notice to the Secretary of the Company;

•	voting again at the meeting if the shares are registered in your name; or

•	voting again by Telephone or through the Internet prior to 11:59 p.m., Eastern Daylight Saving Time, on May 3, 2017.

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Your attendance at the meeting will not have the effect of revoking a proxy unless you notify the Secretary of the Company in writing before the polls close that you wish to revoke a previous proxy.
Who conducts the proxy solicitation and how much will it cost?
The Company is asking for your proxy for the annual meeting and will pay all the costs of asking for shareholder proxies. The Company has not hired a proxy solicitor. The Company can use directors, officers and regular employees of the Company to ask for proxies. These employees do not receive additional compensation for these services. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of the Company’s common stock.
Who will count the votes?
Representatives of Broadridge Financial Solutions, Inc. will count the votes and will serve as the independent inspector of election.
What if I return my proxy card but do not provide voting instructions?
If you provide specific voting instructions, your shares will be voted as you instruct. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the Board of Directors’ recommendations. These recommendations are:

•	FOR the election of each of the nominees for director named in this proxy statement: Mr. Daniel P. Doheny, Mr. Edward J. Mooney, Ms. Juliet Teo, and Mr. David H. Wasserman;

•	FOR the ratification of the Audit Committee’s selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2017;

•	FOR the approval, on an advisory basis, of the compensation of the executive officers described in this proxy statement;

•	FOR Approval of the Univar Inc. 2017 Omnibus Equity Incentive Plan; and

•	FOR Approval of the Univar Inc. Executive Annual Bonus Plan.
What does it mean if I receive more than one proxy card?
It means that you have multiple accounts with brokers and/or the Company’s transfer agent. Please vote all of these shares. It is recommended that you contact your broker and/or the Company’s transfer agent to consolidate as many accounts as possible under the same name and address. The transfer agent is Wells Fargo Bank N.A., which may be contacted at http://www.shareowneronline.com.

Will my shares be voted if I do not provide my proxy?
Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of the New York Stock Exchange (“NYSE”) to cast votes on certain “routine” matters if they do not receive instructions from their customers. Pursuant to NYSE rules, Proposals 1, 3, 4 and 5 are not considered routine matters. However, the Board of Directors believes the proposal to ratify the selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2017 (Proposal 2) is considered a routine matter for which brokerage firms may vote for shares on which they do not receive shareholder instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares

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with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”
How can I attend the meeting?
The annual meeting is open to all holders of Univar common stock as of the close of business on March 8, 2017, or their duly appointed proxies. You will need proof of ownership of Univar’s common stock to enter the meeting. If you are a shareholder whose shares are registered in your own name, you may bring these materials as proof of ownership. If you plan to attend the meeting, please so indicate when you vote and bring the proof of ownership with you to the meeting. If your shares are held in the name of a bank, broker or other holder of record, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership. Admittance to the annual meeting will be based upon availability of seating. All shareholders will be required to present valid photo identification. IF YOU DO NOT HAVE VALID PHOTO IDENTIFICATION AND PROOF THAT YOU OWN UNIVAR COMMON STOCK, YOU MAY NOT BE ADMITTED TO THE MEETING.
May shareholders ask questions?
Yes. Representatives of the Company will answer shareholders’ questions of general interest following the meeting in accordance with the rules and regulations of the annual meeting. Such rules and regulations will be available at the annual meeting.
How many votes must be present to hold the meeting?
In order for the Company to conduct its annual meeting, a majority of the issued and outstanding shares of Univar common stock, as of March 8, 2017, must be present in person or represented by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting. Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail.
How many votes are needed to elect directors?
You are being asked to vote on five proposals. Proposal 1 requests election of directors. The four nominees receiving the highest number of “FOR” votes will be elected as directors. This number is called a plurality.
You may vote “FOR” all of the nominees or you may vote “WITHHOLD FROM ALL NOMINEES” or withhold from particular nominees. Unless you mark “WITHHOLD FROM ALL NOMINEES” or withhold from particular nominees, your proxy will be voted “FOR” each of the Director nominees named in this proxy statement. There is no cumulative voting permitted for the director election. Proxies cannot be voted for a greater number of persons than the four nominees named in this Proxy Statement.

How many votes are needed to approve the other proposals?
Each of the Company’s five proposals will be considered separately. The ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm (Proposal 2), the approval, by non-binding vote, of the compensation of the Company’s executive officers disclosed in the Proxy Statement (Proposal 3), the approval of the Univar Inc. 2017 Omnibus Equity Incentive Plan (Proposal 4), and the approval of the Univar Inc. Executive Annual Bonus Plan (Proposal 5) must receive the “FOR” vote of a majority of the shares present in person or represented by proxy

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and entitled to vote at the meeting. For Proposal 2, Proposal 3, Proposal 4 and Proposal 5, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will be counted as shares present and entitled to vote at the meeting. Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will not be counted as shares present and entitled to vote with respect to the particular matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters to be voted on at the meeting.
Although the advisory votes on Proposal 3 is non-binding, as provided by law, the Board of Directors will review the results of the votes and will take them into account in making a determination concerning compensation of the Company’s executive officers and the frequency of such advisory votes.
What if other matters are presented for consideration at the annual meeting?
As of the date of this Proxy Statement, management knows of no matters that will be presented for consideration at the meeting other than those matters discussed in this Proxy Statement. If any other matters properly come before the meeting and call for a vote of shareholders, validly executed proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.
What is the Board member annual meeting attendance policy?
Each continuing Board member is expected to attend the Company’s annual meeting. All of the Board members then serving who were continuing to serve following the meeting attended last year’s Annual Meeting.

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GOVERNANCE OF THE COMPANY
The business and affairs of the Company are supervised by the Board of Directors. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to shareholders. The Board believes that its corporate governance practices align management and shareholder interests. Highlights of the Company’s corporate governance practices are described below.
What is the composition of the Board of Directors and how often are members elected?
The Board of Directors presently consists of eleven members divided into three classes. The Class I directors are Mark J. Byrne, William S. Stavropoulos, and Robert L. Wood (the “Class I Directors”); the Class II Directors are Daniel P. Doheny, Edward J. Mooney, Juliet Teo, and David H. Wasserman (the “Class II Directors”); and the Class III Directors are Richard P. Fox, Stephen D. Newlin, Christopher D. Pappas, and Stephen W. Shapiro (the “Class III Directors”).
The terms of the Class II Directors, Messrs. Doheny, Mooney, and Wasserman, and Ms. Teo, expire on the date of this year’s annual meeting, May 4, 2017. Messrs. Doheny, Mooney, and Wasserman, and Ms. Teo are standing for election at this annual meeting. The terms of the Class III Directors, Messrs. Fox, Newlin, Pappas, and Shapiro, will expire on the date of the 2018 annual meeting, and the terms of the Class I Directors, Messrs. Byrne, Stavropoulos, and Wood will expire on the date of the 2019 annual meeting.
The Company was a “controlled company” under the NYSE corporate governance standards until August 2016. Under the NYSE standards, a “controlled company” may elect not to comply with certain NYSE corporate governance standards, including: (1) the requirement that a majority of the board of directors consist of independent directors, (2) the requirement that the Company have a nominating/corporate governance committee that is composed of entirely independent directors with a written charter addressing the committee’s purpose and responsibilities, (3) the requirement that the Company have a compensation committee that is composed of entirely independent directors with a written charter addressing the committee’s purpose and responsibilities and (4) the requirement for an annual performance evaluation of the nominating and corporate governance and compensation committees. While it was a controlled company, the Company elected to utilize certain of these exemptions. The Company is in a transition period and does not yet have a majority independent board and does not have fully independent nominating and corporate governance and compensation committees, but otherwise meets all of the NYSE standards for corporate governance. The Company intends to meet the majority independence requirement and fully independent nominating and corporate governance and compensation committees by the one-year anniversary of it no longer qualifying as a controlled company. The audit committee is fully independent, since the "controlled company" exception does not modify audit committee independence requirements of SEC Rule 10A-3 and the NYSE rules.
What is the Board’s Leadership Structure?
The Nominating and Corporate Governance Committee and the Board periodically review the leadership structure of the Board. Currently, the Board and its charter do not mandate the separation of the role of the Chief Executive Officer and the Chairman of the Board. Those roles are currently filled by the same individual though the Company also has a Lead Director, Mr. Stavropoulos. The Board does not currently believe the Company should mandate such separation in all circumstances.

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The Board continues to believe that the Company’s current leadership structure and Board composition protect shareholder interests and provide sufficient independent oversight, while also providing leadership and direction for the Board and executive management.
In addition, the Lead Director chairs executive sessions of the Board, and the independent directors periodically meet in sessions separate from non-independent directors.
How often did the Board and its committees meet in 2016?
In 2016, the Board of Directors met 4 times, the Audit Committee met 8 times, the Nominating and Corporate Governance Committee met 2 times, and the Compensation Committee met 6 times. The Directors attended 75% or more of the meetings of the Board and the Committees of which he or she was a member (held during the period he or she served as a director).
What is the Board’s involvement in risk oversight?
The Board maintains overall responsibility for overseeing the Company’s risk management, including succession planning. The Company established a Risk Management Team (the "RMT"), which identifies and monitors top enterprise risks to the Company, and is composed of senior leaders of the Company selected by the Chief Risk Officer, General Counsel and Chief Financial Officer (the “Program”). As part of the Program, the RMT presents to the Board at least semi-annually and conducts an annual risk assessment.
The Board’s Committees also have a role in overseeing the management of risks that are within the Committees’ areas of focus. The Compensation Committee's compensation risk assessment is set forth in the section of the Proxy titled Compensation, Discussion and Analysis, which addresses the management of risks relating to the executive compensation policies (including the design of incentive structures, holding periods and clawbacks to mitigate risks). The Audit Committee oversees management of accounting, auditing, external reporting and internal control risks, and the Nominating and Corporate Governance Committee addresses risk associated with director independence. The entire Board of Directors reviews the Company’s safety performance and risks associated with safety.

What are the committees of the Board?
The Board of Directors has standing Audit, Compensation, and Nominating and Corporate Governance Committees. All of the charters for the Committees are available on the Company’s website at www.univar.com/investors. Since the Company is transitioning from no longer being a "controlled company" as described above in the section "What is the composition of the Board of Directors and how often are members elected?" on page 10, the Company still utilizes some exemptions under the NYSE corporate governance standards that permit certain of its Committees to have non-independent members.

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 COMMITTEE COMPOSITION

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Richard P. Fox	C		M
Christopher D. Pappas		M	M
Daniel P. Doheny	M
David H. Wasserman		C
William S. Stavropoulos[1]			C
Edward J. Mooney		M
Robert L. Wood	M
C: Chair
M: Member

1Mr. Stavropoulos serves as Lead Director of the Board.

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Name of Committee and Members	Representative Functions of the Audit Committee	Number of Meetings in 2016
Audit: Richard P. Fox, Chairman Daniel P. Doheny Robert L. Wood
•
make decisions about the appointment or replacement of an Independent Registered Public Accounting Firm (the “independent auditor”);
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pre-approve any work performed by such independent auditor;
•
assist the Board in monitoring the integrity of the Company’s financial statements, the independent auditor’s qualifications and independence, the performance of the independent auditors, the Company’s internal audit function and the Company’s compliance with its Code of Conduct;
•
annually review an independent auditor’s report describing, among other things, the auditing firm’s internal quality-control procedures, any material issues raised by the most recent internal quality control review, or peer review, of the auditing firm;
•
discuss and review the annual audited financial and quarterly statements with management and the independent auditor (including disclosures in “Management’s Discussion and Analysis of Financial Condition and Results of Operation”), review and approve financial information before submission to the SEC and monitor the Company’s Sarbanes-Oxley internal control compliance on an annual basis;
•
discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;
•
discuss policies with respect to risk assessment and risk management;
•
meet separately, periodically, with management, the internal auditors and the independent auditor;
•
review with the independent auditors any audit problems or difficulties with management’s responses;
•
set clear hiring policies for employees or former employees of the independent auditors;
•
annually review the adequacy of the Audit Committee’s written charter;
•
prepare any report or other disclosure by the Audit Committee required to be included in any proxy statement under the rules of the SEC;
•
handle such other matters as delegated to the Audit Committee by the Board of Directors;
•
report regularly to the full Board of Directors; and
•
self-evaluate the performance of the Audit Committee.
8

The Audit Committee operates under a written charter adopted by the Board of Directors, that is available through the Company’s website at www.univar.com/investors. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

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The Board of Directors has determined that Messrs. Fox, Doheny, and Wood are independent within the meaning of applicable SEC regulations and the listing standards of the NYSE and that Mr. Fox is qualified as an audit committee financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act and applicable SEC regulations. The Board has also determined that each member of the Audit Committee is financially literate within the meaning of the NYSE listing standards. Mr. Fox’s service on the audit committees of three other companies has been determined by the Board not to impair his ability to serve on the Company’s Audit Committee.

Name of Committee and Members	Representative Functions of the Compensation Committee	Number of Meetings in 2016
Compensation: David H. Wasserman, Chairman Edward J. Mooney Christopher D. Pappas
•
make recommendations to the Board as to Univar’s overall compensation philosophy and oversee the development and implementation of compensation programs;
•
establish the total compensation package provided to the Chief Executive Officer, other officers and other persons reporting directly to the Chief Executive Officer, including its subsidiaries’ executives;
•
develop and recommend to the Board compensation for Board members and recommend the amount of stock in Univar that directors should hold;
•
oversee Univar’s and its subsidiaries’ general incentive compensation plans and equity based plans;
•
help ensure the Company’s compensation policies do not encourage excessive risk taking;
•
produce a Compensation Committee report on executive compensation to be included in Univar’s annual proxy statement filed with the Securities and Exchange Commission (the “SEC”), in accordance with the applicable rules and regulations of the SEC, New York Stock Exchange and other regulatory bodies;
•
oversee compliance with any applicable compensation reporting requirements of the SEC;
•
retain consultants from time to time to advise the Committee on executive compensation policies and practices and review the independence of such consultants;
•
administer all plans that require “disinterested administration” under Rule 16b-3 the Securities Exchange Act of 1934, as amended; and
•
periodically review succession plans of the Chief Executive Officer of Univar and its subsidiaries and screen and recommend to the Board candidates for Chief Executive Officer and such other senior executive officers as may be determined by the Committee.
6

The Compensation Committee operates under a written charter adopted by the Board of Directors which is available through the Company’s website at www.univar.com/investors.
The Board of Directors has determined that Messrs. Mooney and Pappas are independent within the meaning of applicable SEC regulations and the listing standards of the NYSE. In addition, all members of the Compensation Committee qualify as “non-employee” directors for purposes of Rule 16b-3 of The Securities Exchange Act of 1934, as amended, and “outside directors” under Section 162(m) of the Internal Revenue Code.

UNIVAR - 2017 Proxy Statement - 14

Name of Committee and Members	Representative Functions of the Nominating and Corporate Governance Committee	Number of Meetings in 2016
Nominating and Corporate Governance: William S. Stavropoulos, Chairman Richard P. Fox Christopher D. Pappas	• develop and recommend criteria for selecting nominees for director and periodically review the criteria; • identify and recommend to the Board candidates qualified and suitable to become members of the Board consistent with the Company’s Board criteria; • identify and recommend Board members to serve on committees of the Board; • develop and recommend to the Board a set of Corporate Governance Principles; and • establish procedures for the evaluation of the Board.	2
The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors which is available through the Company’s website at www.univar.com/investors.
The Board of Directors has determined that Messrs. Fox and Pappas are independent within the meaning of applicable SEC regulations and the listing standards of the NYSE.
How does the Board select nominees for the Board?
The Board of Directors and Nominating and Corporate Governance Committee consider candidates for Board membership suggested by the Board or Nominating and Corporate Governance Committee members, as well as management and shareholders, consistent with the Company’s Fourth Amended and Restated Stockholders’ Agreement, Third Amended and Restated Articles of Incorporation and Second Amended and Restated Bylaws, the Company’s Corporate Governance Guidelines (the “Guidelines”) and the charter of the Nominating and Corporate Governance Committee. Under the Fourth Amended and Restated Stockholders’ Agreement, CD&R Univar Holdings, L.P, (an affiliate of Clayton, Dubilier & Rice LLC) (“CD&R Investor”) and Dahlia Investment Pte Ltd (an affiliate of Temasek Holding (Private) Limited) (“Temasek Investor”) (collectively, CD&R Investor and Temasek Investor shall be referred to as the “Equity Sponsors”) have certain agreements for the collective nomination and voting for individuals to serve as a director. The Nominating and Corporate Governance Committee’s charter provides that it may retain a third-party executive search firm to identify candidates for the Board from time to time.
The Board’s and Nominating and Corporate Governance Committee’s assessment of a proposed candidate will include considerations of diversity in the Board’s composition, including a review of, among other things, the person’s integrity, experience, specialized expertise in the industry, understanding of issues affecting the Company, time availability and such other factors as the Board and Nominating and Corporate Governance Committee determine are relevant in light of the needs of the Board of Directors. The Nominating and Corporate Governance Committee also considers the current composition of the Board, the balance of management and independent directors, the need for Audit Committee independence, expertise and the evaluations of other prospective nominees. The Nominating and Corporate Governance Committee will generally make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Nominating and Corporate Governance Committee.
The Board believes that each of the Company’s directors has met the all the guidelines set forth in the Corporate Governance Guidelines, which can be found at www.univar.com/investors. As noted

UNIVAR - 2017 Proxy Statement - 15

in the director biographies that follow this section, the Company’s directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad diversity of experience both individually and collectively.
For a shareholder to submit a candidate for consideration by the Nominating and Corporate Governance Committee, a shareholder must notify Univar’s Secretary at the Univar Inc. offices at 3075 Highland Parkway, Suite 200, Downers Grove, IL 60515 pursuant to the Company’s Second Amended and Restated Bylaws and subject to applicable requirements of the federal securities laws and regulations. Such shareholder’s notice must include the following information, which is qualified by reference to the Company’s Second Amended and Restated Bylaws available at www.univar.com/investors:

•
the following for each recommending shareholder: (i) name and address, (ii) class and number of shares of the Company’s common stock that are beneficially owned, (iii) a representation they are a holder of record entitled to vote at such meeting and intend to appear in person or by proxy at the meeting to propose such nomination, (iv) a representation as to whether such shareholder is intending to join or be part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee and/or otherwise to solicit proxies from shareholders in support of such proposal or nomination, and (v) a description of any derivatives, debt or other instruments or arrangements;

•	the name, age, business address and principal occupation and employment of the recommended nominee;

•
any information relevant to a determination of whether the recommended nominee meets the criteria for Board of Directors membership established by the Board of Directors and/or the Nominating and Corporate Governance Committee;

•	any information regarding the recommended nominee relevant to a determination of whether the recommended nominee would be considered independent under the applicable NYSE rules;

•
all other information relating to the recommended nominee that is required to be disclosed in solicitations for proxies in an election of directors pursuant to Regulation 14A under the Exchange Act, including, without limitation, information regarding (1) the recommended nominee’s business experience over the past five years, (2) the class and number of the Company’s shares, if any, that are beneficially owned by the recommended nominee and (3) material relationships or transactions, if any, between the recommended nominee and the Company or management;

•	a description of any business or personal relationships between the recommended nominee and the recommending shareholder(s);

•
a statement, signed by the recommended nominee, (1) verifying the accuracy of the biographical and other information about the nominee that is submitted with the recommendation and (2) affirming the recommended nominee’s willingness to be a director and to be named in the proxy statement; and

•
if the recommending shareholder(s) has beneficially owned more than 1% of the Company’s voting stock for at least one year as of the date the recommendation is made, evidence of such beneficial ownership as specified in the rules and regulations of the SEC.

The Nominating and Corporate Governance Committee will consider individuals recommended by shareholders in the same manner and to the same extent as it considers director nominees identified by other means. The Nominating and Corporate Governance Committee would then select a nominee to recommend to the Board of Directors for consideration and appointment. The Board and Nominating and Corporate Governance Committee have not received director nominations from any shareholders outside the Board or Nominating and Corporate Governance Committee.

UNIVAR - 2017 Proxy Statement - 16

How does the Nominating and Corporate Governance Committee consider diversity in selecting Directors?
The Board seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and to its subsidiaries. Selection of an individual reflects demonstrated experience in an area helpful to the Board, including: high level leadership experience in business or administrative activities; specialized expertise in the industry; breadth of knowledge about issues affecting the Company and its subsidiaries; and the ability and willingness to contribute special competencies to Board activities. The Nominating and Corporate Governance Committee also considers personal attributes including: personal integrity; loyalty to the Company and concern for its success and welfare and willingness to apply sound independent business judgment; awareness of a director’s vital role in the Company’s and its subsidiaries’ good corporate citizenship and corporate image; time available for meetings and consultation on Company matters; and a willingness to assume fiduciary responsibilities.
How does the Board determine which directors are considered independent?
The Board determined, after considering all of the relevant facts and circumstances relating to the independence of each of the members of the Board and in accordance with the standards for independence set forth in the Guidelines that, pursuant to the applicable requirements of the NYSE and the Securities Exchange Act of 1934, as amended, Daniel P. Doheny, Richard P. Fox, Edward J. Mooney, Christopher D. Pappas, and Robert L. Wood are independent of management and free from any material relationship with the Company and its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company and its subsidiaries) that would interfere with the exercise of his independent judgment as a member of the Board or preclude Daniel P. Doheny, Richard P. Fox, and Robert L. Wood from serving as an independent member of the Audit Committee, Richard P. Fox or Christopher D. Pappas from serving as an independent member of the Nominating and Corporate Governance Committee, or Edward J. Mooney and Christopher D. Pappas from serving as an independent member of the Compensation Committee. The Board considered the commercial activities between the Company and Trinseo (Mr. Pappas is President and CEO) to be conducted in the ordinary course of business for the last three years (including any currently anticipated transactions) and to fall within the NYSE independence standards.
Pursuant to the Guidelines, director independence is reviewed periodically by the Board, based on a review of all relevant information and a recommendation by the Nominating and Corporate Governance Committee.
Mr. Fox serves on the audit committees of three companies in addition to the Audit Committee of the Company. The Board of Directors has determined that such simultaneous service does not impair the ability of Mr. Fox to effectively serve on the Company’s Audit Committee.
On this page and the following page, please also read the following sections: (i) “Are there any other material business relationships with entities associated with the Board of Directors?”, and (ii) “What relationships and policies does the Company have with respect to transactions with related persons?”

Are there any other material business relationships with entities associated with the Board of Directors?
The Equity Sponsors own collectively approximately 25.52% of the outstanding shares of the Company’s common stock. As a result, the Equity Sponsors exercise significant influence over all matters requiring shareholder approval.

UNIVAR - 2017 Proxy Statement - 17

The Third Amended and Restated Certificate of Incorporation provides that the Company, on its behalf and on behalf of its subsidiaries, renounce and waive any interest or expectancy in, or in being offered an opportunity to participate in, corporate opportunities that are from time to time presented to CD&R Investor, or its respective officers, directors, agents, stockholders, members, partners, affiliates or subsidiaries, even if the opportunity is one that the Company or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so. CD&R Investor or its respective agents, stockholders, members, partners, affiliates or subsidiaries will not generally be liable to the Company or any of its subsidiaries for breach of any fiduciary or other duty, as a director or otherwise, by reason of the fact that such person pursues, acquires or participates in such corporate opportunity, directs such corporate opportunity to another person or fails to present such corporate opportunity, or information regarding such corporate opportunity, to the Company or its subsidiaries unless, in the case of any such person who is a director or officer, such corporate opportunity is expressly offered to such director or officer in writing solely in his or her capacity as a director or officer. Consequently, CD&R Investor may compete with the Company.
Those members of the Board of Directors who are affiliated with the Equity Sponsors may also have indemnification agreements or protections from the Equity Sponsors relating to their service on the Board of Directors. Please also see the immediately following section “What relationships and policies does the Company have with respect to transactions with related persons?”
What relationships and policies does the Company have with respect to transactions with related persons?
The Company has adopted a written policy regarding transactions with related persons. When the Company is a proposed participant in a transaction where a related person, as defined in Item 404 of SEC Regulation S-K, has or will have a direct or indirect material interest, then, in addition to all requirements of the Company’s Code of Conduct and the policy, the related person must promptly disclose to the Chairman of the Audit Committee and the General Counsel of the Company such proposed transaction and all material facts with respect thereto.
No related person transaction shall be consummated or shall continue without the approval or ratification of the Audit Committee. It is the policy of the Company that Directors interested in a related person transaction shall recuse themselves from any such vote. The Audit Committee will consider all factors it deems relevant and will approve or ratify only those that are in, or are not inconsistent with, the best interests of the Company and its stockholders. Set forth below is a summary of certain transactions for the calendar year 2016 among the Company, its directors, executive officers, beneficial owners of more than 5% of any class of the Company’s common stock or preferred stock outstanding and some of the entities with which the foregoing persons are affiliated or associated in which the amount involved exceeds or will exceed $120,000.

Stockholders’ Agreement
In connection with the consummation of the initial public offering, the Equity Sponsors and the Company entered into the Fourth Amended and Restated Stockholders’ Agreement, or the Amended and Restated Stockholders’ Agreement. Under the Amended and Restated Stockholders’ Agreement, CD&R Investor is entitled to nominate (i) three sponsor directors and three independent directors for so long as such investor owns at least 50% of the shares of the Company’s common stock it held on November 30, 2010, or any shares or other securities into which or for which such shares of common stock may have been converted or exchanged in connection with any exchange, reclassification, dividend, distribution, stock split, combination, subdivision, merger, spin-off, recapitalization, reorganization or similar transaction, such shares, “Original Shares,” (ii) two sponsor directors and

UNIVAR - 2017 Proxy Statement - 18

one independent director for so long as such investor owns at least 25%, but less than 50%, of its Original Shares and (iii) one sponsor director for so long as such investor owns at least 5%, but less than 25%, of its Original Shares. The Temasek Investor has the right to nominate one director for so long as the Temasek Investor owns at least 10% of the outstanding shares of the Company’s common stock. With respect to any vacancy of a CD&R Investor- or a Temasek Investor-nominated director, the applicable CD&R Investor or Temasek Investor has the right to nominate his or her replacement. CD&R Investor has the right to nominate the chairman of the Board of Directors for so long as it owns at least 25% of its Original Shares. The Amended and Restated Stockholders’ Agreement contains customary registration rights for the Equity Sponsors’ shares of the Company’s common stock and customary information and access rights.
Consulting Agreements, Indemnification Agreements and Services

During year ended December 31, 2016, CVC Investor divested its entire investment in the Company in conjunction with secondary public offering.
CD&R Investor and CVC Investor charged the Company a total of $2.8 million and $5.9 million in the years ended December 31, 2015 and 2014, respectively, for advisory services provided to the Company pertaining to strategic consulting. In addition, during the year ended December 31, 2015, there was a contract termination fee of $26.2 million related to terminating consulting agreements between the Company and CVC Investor and CD&R Investor as a result of the June 2015 IPO.
The following table summarizes the Company’s sales and purchases with related parties within the ordinary course of business:

	Year ended December 31,
(in millions)	2016	2015	2014
CD&R Investor:
Sales to affiliate companies	$0.5	$1.9	$9.1
Purchases from affiliate companies	-	$8.8	$10.2
CVC Investor(1)
Sales to affiliate companies	$7.7	$29.7	$20.9
Purchases from affiliate companies	$16.5	$19.9	$21.6
Temasek Investor:
Sales to affiliate companies	$14.4	$19.8	-
Purchases from affiliate companies	$10.1	$0.1	-
(1) Sales and purchases related information for CVC is disclosed until August 31, 2016.

The following table summarizes the Company’s receivables due from and payables due to related parties:

	December 31,
(in millions)	2016	2015
Due from affiliates	$2.3	$4.1
Due to affiliates	$2.1	$6.6
The Company also entered into indemnification agreements with the CD&R Investor, CVC Investor and the Temasek Investor, pursuant to which the Company indemnifies the CD&R Investor, Univar N.V. (an affiliate of CVC Capital Partners Advisory (U.S.), Inc.) (“CVC Investor”) and the Temasek Investor and their respective affiliates, directors, officers, partners, members, employees,

UNIVAR - 2017 Proxy Statement - 19

agents, representatives and controlling persons, against certain liabilities arising out of performance of the consulting agreements, securities offerings by Company and certain other claims and liabilities.
Management Investment in Certain Company Affiliates
Some directors, officers and senior employees of Company purchased stock in some of Company’s indirect stockholders in connection with the investment in the Company by funds affiliated with CVC Investor in 2007. Neither Company nor its subsidiaries is a party to those arrangements. These investments were liquidated In 2016 when CVC Investor sold its interest in the Company.
How do shareholders or interested parties communicate with the Board?
Pursuant to the Company’s Corporate Governance Guidelines and Directors Communication Policy, shareholder communications to the Board of Directors are conveyed to Mr. Stavropoulos, the Lead Director. Interested parties may direct correspondence to the Company’s headquarters address on the top page 1 of this Proxy Statement. As part of the Company’s Alertline practices, shareholders and other parties may also bring concerns relating to accounting, internal controls or auditing matters to the attention of Mr. Fox, an independent non-management Director, who is Chairman of the Company’s Audit Committee.
Who chairs the Company’s executive sessions?
The Lead Director chairs executive sessions, and works on meeting schedules and agendas. Mr. Stavropoulos was the Company’s Chairman of the Board and chaired the executive sessions of the Board until November 4, 2016, at which time Mr. Newlin was appointed Chairman and Mr. Stavropoulos was appointed Lead Director.

What are the Company’s practices on reporting of concerns regarding accounting?
The Company has established practices on reporting of concerns regarding accounting and other matters in addition to the Company Director Communication Policy. Any person, whether or not an employee, who has a concern about the conduct of the Company or any of the Company’s personnel, with respect to accounting, internal accounting controls, auditing matters or other concerns, may (where permitted), in a confidential or anonymous manner, communicate that concern to Company management or through the Company’s Alertline. If any person believes that he or she should communicate with a non-management or independent director, he or she may contact Mr. Fox, Chairman of the Company’s Audit Committee. The Alertline permits the interested party to directly contact Mr. Fox and reports can be made via a web submission or telephone numbers. Please contact the Company’s Legal Compliance Office for the local phone contact or independent reporting site.
What are the Company’s Corporate Governance Guidelines and Ethics Policies?

•
Board Committee Charters. The Audit, Compensation, and Nominating and Corporate Governance Committees of the Board of Directors operate pursuant to written charters. All of the Committee charters are available on the Company’s website at www.univar.com/investors.

•
Corporate Governance Guidelines. The Board of Directors has documented its corporate governance principles in the Guidelines, which were adopted to reflect certain best practices and requirements of the NYSE. The Guidelines are available on the Company’s website at www.univar.com/investors.

•	Code of Conduct and Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Univar’s Code of Conduct emphasizes the Company’s commitment to the

UNIVAR - 2017 Proxy Statement - 20

highest standards of business conduct. The Code of Conduct also sets forth information and procedures for employees to report ethical or accounting concerns, misconduct or violations of the Code in a confidential manner. The Code of Conduct applies to the Board of Directors and to all employees of the Company including the principal executive officer, the principal financial officer and the principal accounting officer. Univar’s executive and financial officers also adhere to Univar’s Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Periodically, the Directors, officers and certain management employees in the Company are required to complete a conflict of interest questionnaire and certify in writing that they have read and understand the Code of Conduct. The Code of Conduct and Code of Ethics for the Chief Executive Officer and Senior Financial Officers are available on the Company’s website at www.univar.com/investors or by contacting the Secretary to receive a written copy.
What other significant Board practices does the Company have?

•
Private Executive Sessions. The non-management members of the Board of Directors conduct executive session meetings during the majority of their quarterly meetings in which no member of management is present to discuss any matter selected by a member. Further, the Company’s independent directors conduct meetings periodically as required by SEC standards and the Company’s Corporate Governance Guidelines.

•
Advance Materials. Information and data important to the directors’ understanding of the business or matters to be considered at a Board or Board Committee meeting are, to the extent practical, distributed to the directors sufficiently in advance of the meeting to allow careful review prior to the meeting.

•
Board and Committees Self-Evaluations. The Board has an annual self-evaluation process, which is completed by each member of the Board. This assessment focuses on the Board’s contribution to the Company and the Board’s process and procedures. In addition, the Audit, Compensation and Nominating and Corporate Governance Committees also conduct a similar annual self-evaluation, each of which are reviewed by the relevant Committee Chairman. The results of Board evaluations are reviewed by the Nominating and Corporate Governance Committee and the Board may take action based on noted weaknesses.

What access do the Board and Board Committees have to management and to outside advisers?

•
Access to Management and Employees. Directors have full and unrestricted access to the management and employees of the Company. Additionally, key members of management attend Board meetings to present information about the results, plans and operations of the business within their areas of responsibility.

•
Access to Outside Advisers. The Board and its Committees may retain counsel or consultants without obtaining the approval of any officer of the Company in advance or otherwise. The Audit Committee has the sole authority to retain and terminate the independent auditor. The Nominating and Corporate Governance Committee has the authority to retain search firms to be used to identify director candidates. The Compensation Committee has the authority to retain compensation consultants for advice on executive compensation matters.

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PROPOSAL 1: ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)
Who are this year’s nominees?
The Board of Directors consists of eleven members divided into three classes. The Class II Directors are up for election at this annual meeting. The terms of the Class II Directors elected at this meeting will expire at the 2020 annual meeting. The Board of Directors has nominated the following individuals as Class II Directors for election at the Annual Meeting:

•	Mr. Daniel P. Doheny;

•	Mr. Edward J. Mooney;

•	Ms. Juliet Teo; and

•	Mr. David H. Wasserman.
If elected, the Company expects that Mr. Doheny, Mr. Mooney, Ms. Teo, and Mr. Wasserman will serve as Class II Directors and hold office until the 2020 annual meeting of shareholders and until their respective successors have been duly elected and qualified.
There are no family relationships among any of the directors and executive officers of the Company. See “What relationships and policies does the Company have with respect to transactions with related persons?” at page 18.
Biographical information about each of the nominees, including their present occupations and business experience, follows. The Board recommends that you vote “FOR” the election of these nominees.

Mr. Daniel P. Doheny
Director of Univar since: 2016 Committees Served: Audit
Since 2000, Mr. Doheny, age 54, has been with Reyes Holdings, LLC, the 12th largest privately held company in the United States. Since 2014, he has served as Chairman of Reyes’ Great Lakes Coca-Cola Distribution business and has successfully led the company’s acquisitions and integration of the distribution of Coca-Cola products. From 2000 to 2014, Mr. Doheny served as Chief Financial Officer and was responsible for all financial aspects of the business, including acquisitions, financing, internal controls and reporting, capital investments, and budgeting. He also played a key role in strategy development, information technology and human resources. Prior to joining Reyes, Mr. Doheny spent more than 16 years with KPMG LLP in Chicago, Ill., and Montvale, N.J., including six years as an audit partner. He was the founder of the KPMG Audit Committee Institute, advising public boards of directors around the world. Mr. Doheny currently serves on the board of directors of the Special Olympics of Illinois Foundation. Mr. Doheny holds a bachelor’s degree in accountancy from the University of Illinois and is a certified public accountant.

Qualifications: Mr. Doheny's executive and board experience in distribution provides him with valuable leadership and distributor industry knowledge. Mr. Doheny's extensive experience and knowledge in finance and accounting, and his experience leading a finance function qualifies him to serve on the Board and its audit committee.

UNIVAR - 2017 Proxy Statement - 22

Mr. Edward J. Mooney
Director of Univar since: 2016 Committees Served: Compensation
From March 2000 to March 2001, Mr. Mooney, age 75, served as a Délégué General-North America, Suez Lyonnaise des Eaux. From 1969 to 2000, he held numerous executive position at Nalco Chemical Company, including President and Chief Operating Officer, before becoming Chairman and Chief Executive Officer in 1994. He previously served on the boards of Cabot Microelectronics Corporation, Commonwealth Edison Company (a subsidiary of Exelon Corporation), FMC Corp., the Northern Trust Corporation, and PolyOne Corp. He holds a B.S in chemical engineering and J.D from the University of Texas. Mr. Mooney is a graduate of the MIT Sloan Senior Executive Program.

Qualifications: Mr. Mooney's extensive experience in the chemical industry is of great value to the Company. His deep public company board and managerial experience are a great asset for the Board and the governance of the Company.

Ms. Juliet Teo
Director of Univar since: 2015 Committees Served: none
Since April 1996, Ms. Teo, age 47, has been with Temasek Holding (Private) Limited ("Temasek"), a global investment company based in Singapore. She is currently Senior Managing Director, Investment, with primary responsibility for transport and logistics investments. During her 19-year tenure at Temasek, Ms. Teo has been involved in originating, evaluating, and managing investment opportunities across a broad range of sectors, including financial services, telecommunications, media & technology, and transport and logistics. She has also been involved in shaping various institutional initiatives within Temasek, including organizational structures, talent development and governance framework. Prior to joining Temasek, Ms. Teo was with Singapore Press Holdings. She received a bachelor’s degree in business administration from the National University of Singapore and is a CFA charter holder.

Qualifications: Ms. Teo has deep experience in acquisitions, financing and capital transactions in many industries. She brings to the Company a broad understanding of operational and financial issues faced by businesses like the Company; and, among other things, she offers keen insights on the Company’s business development and acquisition activities.

UNIVAR - 2017 Proxy Statement - 23

Mr. David H. Wasserman
Director of Univar since: 2010 Committees Served: Compensation (Chair)
Since 1998, Mr. Wasserman, age 50, has been with Clayton, Dubilier & Rice, LLC ("CD&R"), a global private equity firm. Before joining CD&R, he worked in the principal investment area at Goldman, Sachs & Co., an investment banking and securities firm, and as a management consultant at Monitor Company, a strategy consulting firm. Mr. Wasserman led CD&R’s acquisition of Hertz from Ford Motor Company, the carve-out of Culligan Ltd. from Veolia Environment and the acquisition of ServiceMaster Global Holdings, Inc. He currently serves as a director at SiteOne Landscape Supply, Solenis and Tranzact. Mr. Wasserman previously served on the boards of Kinko’s, Inc., Covansys Corporation, Culligan, Hertz, ServiceMaster and ICO Global Communications (Holdings) Limited, currently known as Pendrell Corporation. He is a graduate of Amherst College and holds an MBA from Harvard Business School.

Qualifications: Mr. Wasserman brings to the Company extensive knowledge of the capital markets, experience as a management consultant and experience as a director of other chemicals, services and distribution businesses. In addition to having broad knowledge of the types of operational, compensation and management issues faced by the Company, his service on other boards permits him to assist the Company with its governance and activities as a public company.

What if a nominee is unwilling or unable to serve?
That is not expected to occur. If it does, proxies will be voted for a substitute nominated by the Board of Directors.
What vote is required to elect Directors?
A plurality of the votes cast at the annual meeting is required for the election of directors. This means that the four nominees receiving the highest number of “FOR” votes cast at the meeting will be elected.
Who are the other Directors?
The other Directors of the Company whose terms of office continue after this annual meeting are listed below. Each of these Directors will serve until the annual meeting of shareholders in the year indicated and until their respective successors have been elected and qualified.

UNIVAR - 2017 Proxy Statement - 24

Class I Directors Term Expiring in 2019

Mr. Mark J. Byrne
Director of Univar since: 2014 Committees Served: none
Mr. Byrne, age 60, joined Univar in December 2010 and serves as a member of the Board. He was formerly a consultant to the Company. He served as the Chairman of Commodities from February 2014 through January 2015. From February 2013 to January 2014, he was the Executive Chairman of Univar Basic Chemical Solutions (BCS). From December 2010 to September 2011, he served as Chief Operating Officer of Univar. Prior to Univar, Mr. Byrne served as the President and Chief Executive Officer of BCS, a company he co-founded in 1995. Under Mr. Byrne’s leadership, BCS grew to become a company with global operations and nearly $900 million in 2009 sales revenue. Prior to BCS, Mr. Byrne began his career in 1980 at AlliedSignal (now Honeywell) where he held roles in several functional areas, culminating as President of AlliedSignal’s Fluorine Products Division. Mr. Byrne currently serves on the board of managers of V Global Holdings LLC. Mr. Byrne holds a Bachelor of Science in economics and finance and Masters in Business Administration from Fairleigh Dickinson University.

Qualifications: Mr. Byrne has broad managerial and operational experience in chemical distribution and basic chemicals markets - Univar’s principal areas of business. He also brings to the Board his deep experience with BCS, which was acquired by the Company in 2010.

UNIVAR - 2017 Proxy Statement - 25

Mr. William S. Stavropoulos
Director of Univar since: 2010 Committees Served: Nominating and Corporate Governance (Chair) Lead Director
Mr. Stavropoulos, age 77, has been the Lead Director since November 2016. He previously served as Univar's non-executive chairman from November 2010 to November 2016. From May to December 2012, he served as Univar's Lead Director. Since 2006, he has been an Advisory Partner to Clayton, Dubilier & Rice, a global private equity firm. Mr. Stavropoulos is currently Chairman Emeritus of the board of directors of The Dow Chemical Company, a diversified chemical company. From 2000 to 2006, he served as Chairman of Dow; from 2002 to 2004 he was Chairman and Chief Executive Officer; from 1995 to 2000 he was President and Chief Executive Officer; and from 1993 to 1995, he was President and Chief Operating Officer. In a career spanning 39 years at Dow, Mr. Stavropoulos also served in a variety of positions in research, marketing and general management and was a member of the board of directors of Dow from July 1990 to March 2006. He is a director of Teradata Corporation, Maersk Inc., and Tyco International, Inc., and is on the Advisory Board for Metalmark Capital LLC. He is a trustee to the Fidelity Group of Funds. Mr. Stavropoulos is the President and Founder of the Michigan Baseball Foundation. Mr. Stavropoulos is past Chairman of the American Chemistry Council, Society of Chemical Industry, and American Plastics Council. He earned a B.S. degree from Fordham University and a doctorate in medicinal chemistry from the University of Washington.

Qualifications: Mr. Stavropoulos’ tenure as an executive officer and chief executive officer at a leading chemical company allows him to bring an enormous wealth of experience on all matters impacting the Company: strategic, management, operational, functional and financial. His service on multiple public company boards also permits him to contribute to Univar’s governance and the functioning of its Board and Committees.

Mr. Robert L. Wood
Director of Univar since: 2016 Committees Served: Audit
From 2004 to 2008, Mr. Wood, age 62, was Chairman, President and CEO of Chemtura, a global specialty chemicals company listed on the New York Stock Exchange and Euronext Paris. He spent 27 years in a variety of sales, marketing and management roles within the Dow Chemical organization and ultimately became the Business Group President of the Thermosets and Dow Automotive Group. In this role, Mr. Wood was named to Dow's Corporate Operating Board, which was charged with setting corporate strategy and establishing corporate policies. Prior to that, Mr. Wood was the Global Vice President of Polyurethanes and Global Vice President of Engineered Plastics. Mr. Wood currently serves on the board of Praxair and MRC Global Inc. He previously served on the board of the Jarden Corporation. He is currently the Chairman of the United States Gymnastics Foundation and has recently been added to the U.S. Olympic Committee's board of directors. He holds a bachelor's degree from the University of Michigan.

Qualifications: Mr. Wood's deep experience in the chemical industry and his managerial experience is valuable for all aspects of the operations of the Company. His role as a director of other public companies provides valuable corporate governance insight the Board.

UNIVAR - 2017 Proxy Statement - 26

Class III Directors Term Expiring in 2018

Mr. Richard P. Fox
Director of Univar since: 2007 Committees Served: Audit (Chair); Nominating and Corporate Governance
Since 2001, Mr. Fox, age 69, has served as a consultant and outside board member to companies in varying industries. From 2000 to 2001, he was President and Chief Operating Officer of CyberSafe Corporation, a provider of e-security solutions and services. Prior to joining CyberSafe, Mr. Fox was Chief Financial Officer and a member of the board of directors of Wall Data, Incorporated, a software company. Mr. Fox spent 28 years at Ernst & Young LLP, last serving as Managing Partner of its Seattle office. He serves on the boards of directors of Acxiom Corporation, ServiceMaster, and Pinnacle West Capital Corporation. In addition, he serves as a member of the board of directors of HonorHealth and Premera Blue Cross and is on the board of visitors of the Fuqua School of Business at Duke University. Mr. Fox previously served on the boards of Pendrell Corporation, Orbitz Worldwide, aQuantive Inc., Shurgard Storage Centers Inc., PopCap Games and Flow International. Mr. Fox received a B.A. degree in business administration from Ohio University and an MBA from the Fuqua School of Business at Duke University. He is a certified public accountant.

Qualifications: As a result of his extensive accounting and financial management experience, Mr. Fox has a deep understanding of financial reporting processes, internal accounting and financial controls, independent auditor engagements, and other audit committee and board functions. Mr. Fox’s financial, accounting and management expertise, along with his experience on other boards, qualify him to serve on the Board.

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Mr. Stephen D. Newlin
Director of Univar since: 2014 Committees Served: none
Mr. Newlin, age 64, has served as President and Chief Executive Officer of Univar since June 2016. In November 2016, he was appointed Chairman of the Board. He previously served as Chairman, President and Chief Executive Officer of PolyOne Corporation from 2006-2014, and Executive Chairman of the Board until 2016. From 2003 to 2006, Mr. Newlin was President, Industrial Sector at Ecolab, Inc. He previously spent 24 years at Nalco Chemical Company in positions of increasing responsibility, and served as President and Director of Nalco from 1998 to 2001, and was President, Chief Operating Officer, and Vice Chairman from 2000 to 2001. In addition to his election to the Univar Board of Directors in 2014, Mr. Newlin currently serves on the boards of directors of The Chemours Company and Oshkosh Corporation. Mr. Newlin holds a bachelor’s degree in civil engineering from the South Dakota School of Mines & Technology, and has completed the Tuck Executive Program at Dartmouth College and the Harvard Business School’s Advanced Management Program. He also served as a commissioned officer in the U.S. Public Health Service, earning an accelerated promotion.

Qualifications: Mr. Newlin’s extensive experience as an executive and chief executive of multinational companies permits him to bring to the Company a deep insight of the management of all elements of a global business. His service on other public company boards and his keen understanding of international business and regulatory issues is also a great asset for Univar.

Mr. Christopher D. Pappas
Director of Univar since: 2015 Committees Served: Compensation; Nominating and Corporate Governance
Mr. Pappas, age 61, has served since 2010 as President and Chief Executive Officer of Trinseo, a leading global materials company. From 2000 to 2009, he was an executive at NOVA Chemicals Corporation, a developer and manufacturer of chemicals, plastic resins, and end-products, where he assumed executive roles with increasingly global responsibilities, including President and Chief Executive Officer from May 2009 to November 2009. Mr. Pappas also serves on the board of directors for Trinseo S.A. and FirstEnergy Corporation, a diversified energy company dedicated to safety, reliability and operational excellence. Previously, he served on the boards of directors for Methanex Corp., NOVA Chemicals Corporation, and Allegheny Energy, Inc. Mr. Pappas holds a bachelor’s degree in civil engineering from The Georgia Institute of Technology and a M.B.A. from The Wharton School of Business at The University of Pennsylvania.

Qualifications: Mr. Pappas’s executive and board experience has equipped him with leadership skills and the knowledge of board processes and functions. Additionally, Mr. Pappas’s general corporate decision-making and senior executive experience with a commodity-based business provides a useful background for understanding the operations of Univar.

UNIVAR - 2017 Proxy Statement - 28

Mr. Stephen W. Shapiro
Director of Univar since: 2016 Committees Served: none
Mr. Shapiro, age 39, is a partner for Clayton, Dubilier, & Rice, LLC ("CD&R"), a global private equity firm he joined in 2002. Prior to CD&R, Mr. Shapiro worked in the investment banking division of Merrill Lynch & Co. and at Perry Capital, a multi-strategy investment firm. He also serves as a Director of Solenis, Tranzact and TruGreen. Mr. Shapiro earned a B.S. from Duke University and a M.B.A. from Stanford University.

Qualifications: Mr. Shapiro's knowledge of the capital markets, experience in investment banking and as a director of other major chemical, service and supply chain businesses qualifies him to serve on the Board. His deep experience in mergers and acquisitions are valuable in guiding the Company's merger and acquisition activities.

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PROPOSAL 2: RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(Item 2 on the Proxy Card)
What am I voting on?
The Audit Committee of the Board selected the Independent Registered Public Accounting Firm of Ernst & Young LLP (“Ernst & Young”) to conduct the independent audit for the year ending December 31, 2017. Although shareholder ratification of the appointment is not required, the Board has decided to ascertain the position of the shareholders on the appointment. The Audit Committee will reconsider any appointment if Ernst & Young is not ratified by the shareholders. The Board and the Audit Committee recommend that you vote “FOR” the ratification of the appointment of Ernst & Young as the Company’s Independent Registered Public Accounting Firm for 2017.
Will representatives of Ernst & Young LLP be present at the meeting?
Representatives of Ernst & Young will be present at the annual meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.
What vote is required to approve this proposal?
Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. If the selection of Ernst & Young is not ratified, the Audit Committee will reconsider the selection of an Independent Registered Public Accounting Firm.
What fees did the Company pay to Ernst & Young LLP for audit and other services for the years ended December 31, 2016 and 2015?
Ernst & Young served as the Company’s Independent Registered Public Accounting Firm for the years ended December 31, 2016 and 2015. The following table presents fees for professional services rendered by Ernst & Young, the Company’s Independent Registered Public Accounting Firm in 2016 and 2015, for the audit of the Company’s annual financial statements for 2016 and 2015, and fees billed for audit-related services, tax services and all other services rendered by Ernst & Young for 2016 and 2015.

	2016 (in millions)	2015 (in millions)
Audit fees (1)	$4,985,000	$2,845,000
Audit-related fees (2)	$380,790	$375,000
Audit and audit-related fees	$5,365,790	$3,220,000
Tax fees	—	—
All other fees	—	—
Total fees	$5,365,790	$3,220,000

(1)
Audit fees for 2016 and 2015 include fees for the audit of the annual consolidated financial statements, reviews of the condensed consolidated financial statements included in the Company’s quarterly reports. The 2016 fees also include the first time assessment of internal controls over financial reporting.

(2)	Audit-related fees for 2016 include fees for multiple S-3 filings. Audit-related fees for 2015 included fees for the initial public offering and debt offering of $400 million of unsecured notes.

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To safeguard the continued independence of the independent auditors, the Audit Committee has adopted a pre-approval policy for pre-approval of audit and non-audit services from the Company’s independent auditor. This policy is intended to prevent the independent auditors from providing services to the Company that are prohibited under Section 10A(g) of the Exchange Act and to ensure the independent auditor maintains its independence. This policy also provides that the independent auditors are only permitted to provide services to the Company and its subsidiaries that have been pre-approved by the Audit Committee; provided, however, that, pursuant to the policy, the Audit Committee has delegated authority to the Chairman of the Audit Committee for services which will not exceed $250,000, who must then provide a report to the full Audit Committee at its next scheduled meeting. Pursuant to the policy, all audit and non-audit services provided by the Company’s independent auditor require either specific advance approval by the Audit Committee (or its designee) or compliance with the pre-approval policy. The Company’s management shall inform the Audit Committee of each service by the independent auditor performed pursuant to the pre-approval policy. All of the services performed by Ernst & Young LLP during the year ended December 31, 2016 and December 31, 2015 were approved or pre-approved in accordance with policies of the Audit Committee and the Company in advance by the Audit Committee pursuant to the pre-approval policy.
The Company’s Pre-Approval Policy setting forth the Company’s policy for pre-approval of audit and non-audit services is part of the Audit Committee Charter, which can be found at the Company’s website at www.univar.com/investors.

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AUDIT COMMITTEE REPORT
Who serves on the Audit Committee of the Board of Directors?
The members of the Audit Committee as of the date these proxy materials were first sent or made available to shareholders are Daniel P. Doheny, Richard P. Fox, and Robert L. Wood. The Board of Directors has determined that each of Messrs. Doheny, Fox, and Wood are “independent” within the meaning of the applicable rules of both the NYSE and the SEC. The Board of Directors has also determined that each member of the Audit Committee is financially literate and that Mr. Fox is an “audit committee financial expert” within the meaning of the rules of the SEC.
What document governs the activities of the Audit Committee?
The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee’s responsibilities are set forth in this charter. The charter is available on the Company’s website at www.univar.com/investors.
What are the responsibilities of the Audit Committee?
The Company’s Audit Committee is responsible, among other things, to: (1) make decisions about the appointment or replacement of an Independent Registered Public Accounting Firm (the “independent auditor”), (2) pre-approve any work performed by such independent auditor, (3) assist the Board in monitoring the integrity of the Company’s financial statements, the independent auditor’s qualifications and independence, the performance of the independent auditors, the Company’s internal audit function and the Company’s compliance with its Code of Conduct, (4) annually review an independent auditor’s report describing, among other things, the auditing firm’s internal quality-control procedures, any material issues raised by the most recent internal quality control review, or peer review, of the auditing firm, (5) discuss and review the annual audited financial and quarterly statements with management and the independent auditor (including disclosures in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), review and approve financial information before submission to the SEC and monitor the Company’s Sarbanes-Oxley internal control compliance on an annual basis, (6) discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, (7) discuss policies with respect to risk assessment and risk management, (8) meet separately, periodically, with management, the internal auditors and the independent auditor, (9) review with the independent auditor any audit problems or difficulties with management’s responses, (10) set clear hiring policies for employees or former employees of the independent auditors, (11) annually review the adequacy of the Audit Committee’s written charter, (12) prepare any report or other disclosure by the Audit Committee required to be included in any proxy statement under the rules of the SEC, (13) handle such other matters as delegated to the Audit Committee by the Board of Directors, (14) report regularly to the full Board of Directors, and (15) self-evaluate the performance of the Audit Committee.
The Committee met eight times during 2016. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks, including, without limitation, review and pre-approval of earnings releases and securities filings. The Committee’s meetings include, whenever appropriate, private sessions with the independent auditors and with the internal auditors, in each case without the presence of the Company’s management.
The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. Management is responsible for the Company’s financial reporting process including its system of internal control, and for the

UNIVAR - 2017 Proxy Statement - 32

preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Committee’s responsibility is to monitor and review these processes. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements.
What matters have members of the Audit Committee discussed with management and the independent auditors?
As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. During 2016, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting and disclosure issues with the Committee. These reviews include discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee has also discussed with Ernst & Young matters relating to its independence, including a review of audit and non-audit fees and written disclosures from Ernst & Young to the Committee pursuant to applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence and conducted a 2016 performance evaluation of the independent auditor.
Has the Audit Committee made a recommendation regarding the audited financial statements for the year ended December 31, 2016?
Based on the Committee’s discussion and review with management and the independent auditors and the Committee’s review of the representations of management and the written disclosures and report of the independent auditors to the Board of Directors, the Committee recommended to the Board of Directors that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.
Who furnished this report?
This report has been furnished by the members of the Audit Committee:
Richard P. Fox, Chairman
Daniel P. Doheny
Robert L. Wood

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STOCK OWNERSHIP INFORMATION
Who are the Company’s largest shareholders?
The following tables and accompanying footnotes show information regarding the beneficial ownership of the Company’s common stock as of March 8, 2017, unless otherwise indicated:

•
Each of the entities which have reported to the Securities and Exchange Commission (“SEC”) or have advised the Company that they are a “beneficial owner,” as defined by the SEC’s rules and regulations, of more than 5% of the Company’s outstanding Common Stock;

•	Each member of the Board of Directors and each nominee;

•	Each of the Company’s named executive officers in the section titled Executive Compensation; and

•	All members of the Board of Directors and the Company’s executive officers as a group.
The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Percentage computations are based on 140,026,311 shares of common stock outstanding as of March 8, 2017.
Except as otherwise indicated in the footnotes to this table, each of the beneficial owners listed has, to the Company’s knowledge, sole voting and investment power with respect to the indicated shares of common stock. Unless otherwise indicated, the address for each individual listed below is c/o Univar Inc., 3075 Highland Parkway, Suite 200, Downers Grove, IL 60515.

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CERTAIN BENEFICIAL OWNERS

Name of Beneficial Owner	Shares of Common Stock Owned (1)	Percent
CD&R Univar Holdings, L.P. and related funds (2)	21,561,039	15.40%
Dahlia Investments Pte. Ltd. and related funds (3)	14,171,599	10.12%
FMR LLC (4)	17,038,398	12.17%
Longview Asset Management, LLC (5)	9,185,917	6.56%
Mark J. Byrne (6)(7)(8)	306,890	*
Daniel P. Doheny (7)	10,707	*
Richard P. Fox (7)	10,542	*
J. Erik Fyrwald (9)	861,491	*
Michael J. Hildebrand (6)	116,669	*
David C. Jukes (6)(11)	159,434	*
Stephen N. Landsman (6)	246,931	*
Carl J. Lukach (6)	125,943	*
Edward J. Mooney (12)	10,962	*
Stephen D. Newlin (7)(10)	314,942	*
Christopher Oversby (13)	86,590	*
Christopher D. Pappas (7)	55,088	*
Stephen W. Shapiro	0	*
William S. Stavropoulos (7)	10,542	*
Juliet Teo	0	*
David H. Wasserman	0	*
Robert L. Wood (12)	7,462	*
All directors and executive officers as a group (21 persons) (14)	2,545,430	1.82%
* Share ownership does not exceed one percent.

(1)
Represents following for each beneficial owner: (i) shares of common stock held, (ii) Restricted Stock Units ("RSUs") that will vest within 60 days of March 8, 2017, and (iii) options exercisable within 60 days of March 8, 2017.

(2)
This information is based solely on Amendment No. 3 to the Schedule 13D filed jointly on February 3, 2017 by CD&R Univar Holdings, L.P., CD&R Associates VIII, Ltd., CD&R Associates VIII, L.P., and CD&R Investment Associates VIII, Ltd. (“CD&R Holdings”). The Amendment No. 3 to the Schedule 13D indicates that as of February 3, 2017, CD&R Holdings was the beneficial owner with shared voting power as to 21,561,039 shares and shared dispositive power as to 21,561,039 shares. CD&R Associates VIII, Ltd., as the general partner of CD&R Holdings, CD&R Associates VIII, L.P., as the sole stockholder of CD&R Associates VIII, Ltd., and CD&R Investment Associates VIII, Ltd., as the general partner of CD&R Associates VIII, L.P., may each be deemed to beneficially own the shares held by CD&R Univar Holdings, L.P. CD&R Investment Associates VIII, Ltd. is managed by a two-person board of directors. Donald J. Gogel and Kevin J. Conway, as directors of CD&R Investment Associates VIII, Ltd., may be deemed to share beneficial ownership of the shares of the shares held by CD&R Holdings. Such persons expressly disclaim such beneficial ownership. Investment and voting decisions with respect to such shares are made by an investment committee of limited partners of CD&R Associates VIII, L.P., currently consisting of more than ten individuals, or the Investment Committee. All members of the Investment Committee expressly disclaim beneficial ownership of the shares held by CD&R Holdings. Each of CD&R Associates VIII, Ltd., CD&R Associates VIII, L.P. and CD&R Investment Associates VIII, Ltd. expressly disclaims beneficial ownership of the shares held by CD&R Holdings. The address for each of CD&R Holdings, CD&R Associates VIII, Ltd., CD&R Associates VIII, L.P. and CD&R Investment Associates VIII, Ltd. is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(3)
This information is based solely on Amendment No. 2 to the Schedule13D filed jointly with the SEC on February 6, 2017 by Temasek Holdings (Private) Limited, Tembusu Capital Pte. Ltd., Thomson Capital Pte. Ltd., and Dahlia Investments Pte. Ltd. (collectively “Dahlia”). The Amendment No. 2 to the Schedule 13D indicates that as of February 3, 2017, Dahlia was the beneficial owner with shared voting power as to 14,171,599 shares and shared dispositive power as to 14,171,599 shares. Does include 5,996 restricted shares issued to Dahlia, as assignee of compensation

UNIVAR - 2017 Proxy Statement - 35

payable to a member of Univar Inc.’s board of directors associated with Dahlia, pursuant to her service as director of Univar Inc. The address for Dahlia is 60B Orchard Road, #06-18 Tower 2, The Atrium@Orchard, Singapore 238891.

(4)
This information is based solely on the Schedule 13G filed with the SEC on January 10, 2017 by FMR LLC and Abigail Johnson. Abigail P. Johnson is a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR LLC. The securities beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC and certain of its subsidiaries and affiliates are reflected in the table above. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company ("FMR Co"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The address for each of FMR LLC and Ms. Johnson is 245 Summer Street, Boston, MA 02210.

(5)
This information is based solely on Amendment No.1 of the Schedule 13G filed with the SEC on February 10, 2017 by Longview Asset Management, LLC ("Longview"). Longview reported that as of December 31, 2016, they have shared voting power as to 9,185,917 shares, and shared dispositive power as to 9,185,917 shares. Longview's address is 222 N. LaSalle Street, Suite 2000, Chicago, Illinois 60601.

(6)	Includes stock options exercisable within 60 days from March 8, 2017: (i) Mr. Byrne 251,953, (ii) Mr. Hildebrand 111,439, (iii) Mr. Jukes 128,103, (iv) Mr. Landsman 182,353, and (v) Mr. Lukach 62,988.

(7)
Includes restricted shares granted to the directors for board service that are scheduled to vest on May 4, 2017 as follows: Mr. Byrne, 5,996 shares; Mr. Doheny, 10,707 shares; Mr. Fox, 5,996 shares; Mr. Newlin, 5,996 shares, Mr. Pappas, 5,996 shares; Mr. Stavropoulos, 5,996 shares.

(8)
The common stock is owned by Cypress Forest Capital LLC. Mr. Byrne is a manager of Cypress Forest Capital LLC (“CFC”), which is majority owned by The Mark and Barbara Byrne Revocable Living Trust created UTA dated September 24, 2002, as amended (the “BRT”). BRT is a trust established by Mr. Byrne and his wife. Mr. Byrne is both a trustee and a beneficiary. The remaining equity interest in CFC is owned by The Byrne Family Irrevocable Children’s Trusts (“BFTs”) for the benefit of Mr. Byrne’s children. Mr. Byrne is neither a trustee nor a beneficiary of the BFTs and disclaims beneficial ownership in the proportional interest of Univar shares owned indirectly by the BFTs.

(9)
Mr. Fyrwald served as Univar’s President and Chief Executive Officer. Beneficial ownership information for the number of shares owned for Mr. Fyrwald is based on information contained in the last filed Form 4 with respect to Univar. This number includes (i) 20,000 shares owned by his wife, for which he disclaims beneficial ownership, and (ii) 715,514 shares held in family trusts. Mr. Fyrwald does not have any outstanding and exercisable stock options as of March 8, 2017.

(10)
Includes for Mr. Newlin 66,668 RSUs and 37,500 options that are scheduled to vest within 60 days from March 8, 2017, and includes 28,892 shares held in trust. 114,583 RSUs are excluded, but could vest within sixty days of March 8, 2017 if Univar's share price closes over $30 for twenty consecutive trading days.

(11)	Includes for Mr. Jukes 6,299 restricted shares.

(12)	Includes for Messrs. Mooney and Wood prorated awards of 7,462 restricted shares each as new directors awarded on November 7, 2016.

(13)
Mr. Oversby served as Univar’s President EMEA. Beneficial ownership information for the number of shares owned for Mr. Oversby is based on information contained in the last filed Form 4 with respect to Univar. This number includes 45 shares, 40 shares, 39 shares, and 41 shares respectively owned by his sons George, Matthew, Neil and Nicholas, for which he disclaims beneficial ownership. Mr. Oversby does not have any outstanding and exercisable stock options as of March 8, 2017.

(14)
Includes the following for the directors and executive officers: (i) stock options exercisable within 60 days from March 8, 2017 in the amount of 1,009,267, and (ii) 188,668 RSUs that are scheduled to vest within 60 days from March 8, 2017.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the directors, executive officers and persons who own more than 10% of the outstanding shares of Univar common stock to file with the SEC reports of their ownership and changes in their ownership of the Company’s common stock. Directors, executive officers and greater-than-ten percent shareholders are also required to furnish the Company with copies of all ownership reports they file with the SEC. To the Company’s knowledge based solely upon a review of the copies of such forms furnished to the Company, and on written representations from the reporting persons, the Company believes that all Section 16(a) filing requirements were met during 2016.

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EXECUTIVE OFFICERS
The following table sets forth information about the Company’s executive officers as of March 8, 2017.

Name	Age	Office	Positions Held Since January 1, 2012
Stephen D. Newlin	64	Chairman, President and Chief Executive Officer
June 2016 to present served as President and Chief Executive Officer, and Chairman of the Board since November 2016. Prior to Univar, Chairman, President and Chief Executive Officer of PolyOne Corporation from 2006-2014, and Executive Chairman of the Board until 2016. From 2003 to 2006, Mr. Newlin was President, Industrial Sector at Ecolab, Inc. Prior to Ecolab, Mr. Newlin spent 24 years at Nalco Chemical Company in positions of increasing responsibility, and served as President and Director of Nalco from 1998 to 2001, and was President, Chief Operating Officer, and Vice Chairman from 2000 to 2001.

Carl J. Lukach	61	Executive Vice President, Chief Financial Officer
December 2014 to present served as Executive Vice President, Chief Financial Officer of Univar. Prior to Univar, a 34-year career at DuPont. Most recently served as Vice President of Treasury, Tax and Investor Relations for DuPont’s Performance Chemicals Company. Prior to that held numerous finance and business leadership positions, including Vice President of Investor Relations, and President of DuPont East Asia.

Michael J. Hildebrand	51	President, Canada and Global Agriculture and Environmental Sciences
October 2014 to present served as President of Canada, Global Agriculture and Environmental Sciences (AGES) for Univar. January 2013 to October 2014 served as Vice President Global Agriculture & Environmental Sciences for Univar. December 2010 to January 2013, Vice President of Human Resources for Univar Canada.

David C. Jukes	57	Executive Vice President, President Univar USA and LATAM
June 2016 to present served as Executive Vice President and President of Univar USA , and President of Latin America (LATAM) since September 2015. From 2011 to 2016, Mr. Jukes served as President of Univar EMEA. From July 2009 to January 2011 he served as Vice President, Sales and Marketing EMEA, and from April 2004 to June 2009 as Regional Director of Univar UK, Ireland, the Nordics and Distrupol.

Stephen N. Landsman	57	Executive Vice President, General Counsel and Secretary	June 2013 to present served as Executive Vice President, General Counsel and Secretary of Univar. 2003–2013 served as Vice President, General Counsel, and Corporate Secretary of Nalco Holding Company.

UNIVAR - 2017 Proxy Statement - 37

Dr. Manian Ramesh	59	Executive Vice President, Business Development
March 2014 to present served as Executive Vice President Business Development. December 2011 to February 2013 served as Chief Technology Officer for Water and Energy Services at Ecolab Inc. 2007 to 2011 served as Chief Technology Officer of Nalco Holding Company.

George J. Fuller	53	Senior Vice President, Local Chemical Distribution, USA
January 2017 to present served Senior Vice President, Local Chemical Distribution, USA, from April 2015 to January 2017, Mr. Fuller served as Executive Vice President, Global Sourcing and Basic Chemicals. March 2013 to April 2015 served Senior Vice President; President-Basic Chemical Solutions of Univar. November 2012 to February 2013, served as Executive Vice President, Hydrite Chemical Co., a leading provider of chemicals and related services in North America. From 2010 to 2012 served as Vice President of Sales and Procurement at Hydrite.

Nick Powell	50	President, EMEA & APAC
January 2017 to present served as President, Europe, the Middle East, and Africa (EMEA) and Asia Pacific (APAC). Prior to that, Mr. Powell joined Univar in 2009, establishing Univar's Middle East and Africa business. In 2014, Mr. Powell assumed leadership of EMEA's Focused Industries, and in late 2015 assumed leadership of APAC operations.

Eric W. Foster	45	Senior Vice President, Chief Information Officer
December 2016 to present served as Senior Vice President, Chief Information Officer. Prior to Univar, Senior Vice President and Chief information Officer of Baxalta Inc. from July 2015 to July 2016. Prior to that, Vice President IT of Baxter International from September 2006 to June 2015.

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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview
The Company’s compensation discussion and analysis provides information regarding the Company’s compensation philosophies, plans and practices and the governance of those matters. This section also provides information about the material elements of compensation that were paid to or earned by the Company’s “named executive officers” for fiscal year 2016, or NEOs, who consist of the following:

•	Stephen D. Newlin, Chairman, President and Chief Executive Officer (beginning May 31, 2016)

•	J. Erik Fyrwald, Former President and Chief Executive Officer (until May 31, 2016)

•	Carl J. Lukach, Executive Vice President and Chief Financial Officer

•	David C. Jukes, Executive Vice President, President Univar USA and LATAM

•	Michael J. Hildebrand, President, Canada and Global Agriculture and Environmental Sciences

•	Stephen N. Landsman, Executive Vice President, General Counsel and Secretary

•	Christopher Oversby, Former President, Univar Europe, Middle East and Africa (EMEA) (until December 31, 2016)
The Company’s compensation philosophy centers on pay-for-performance without encouraging inappropriate risk. The Company seeks to provide compensation and benefit programs that reward its officers’ and leadership team's performance, support its business strategies, objectives and financial goals, and attract, retain and develop individuals with necessary expertise and experience to manage the business for the best interest of its shareholders. The Company’s incentive programs are designed to encourage performance and results that will create value for it and its shareholders.

2016 Management Changes
There have been several key changes in 2016 with respect to our senior leadership team.
Most significantly, on May 31, 2016, Mr. Fyrwald, our former President and Chief Executive Officer, resigned from his position as CEO. Mr. Newlin, who at the time was serving as non-employee Chairman of our Board of Directors, assumed the role of President and Chief Executive Officer, effective on May 31, 2016.
Mr. Jukes, who previously served as President, EMEA, APAC and LATAM for the Company, was promoted and given new responsibilities as Executive Vice President and President of Univar USA and LATAM, effective on June 1, 2016.
Mr. Oversby’s employment with the Company terminated on December 31, 2016. Prior to his separation, he served as President, Global Oil, Gas & Mining of Univar USA until May 31, 2016, and as President, Univar EMEA from June 1, 2016 until his separation date.
During 2016, Messrs. Lukach, Hildebrand and Landsman continued to serve in their roles listed above under “Compensation Discussion and Analysis-Overview”.
2016 Company Performance
Despite significant headwinds created by the steep decline in oil and gas prices and the negative impact of a stronger U.S. dollar, the Company delivered solid results in 2016 by taking

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several strategic actions to drive growth in key markets, together with a focus on commercial greatness and operational excellence. These actions helped generate an improvement in earnings during the fourth quarter of 2016 and a significant reduction in the Company’s debt levels from a larger than planned cash flow generation. The Company deployed its strong cash flow to reduce net debt by $320 million, four times its goal, and made targeted investments for future growth, including the acquisition of two companies. In addition to completing our first full year as a public company, the Company reached the best safety performance level in its history (well ahead of industry averages).
In addition, led by Mr. Newlin, after his assumption of the role of President and Chief Executive Officer, the Company has made rapid advancement on his goals as set forth by our Board including: (a) to strengthen the Company's execution for growth and increase shareholder value; and (b) to strengthen the Company's management team and succession plan.

The table below details key 2016 Company results, compared to the 2015 and 2014 fiscal years.
(in millions)

Measure	2016	2015	2014
Adjusted EBITDA*	$562.7	$600.1	$641.7
Net (Loss) Income**	$(68.4)	$16.5	$(20.1)
Net Cash Provided from Operating Activities	$449.6	$356.0	$126.3

* **	Does not reflect currency adjustments. Includes non-cash charges of $252 million in 2016.
2016 Pay and Performance Alignment
The Company’s executive compensation programs are designed to link pay with performance. As Adjusted EBITDA is a key metric in assessing performance under the annual incentive plan, 2016 Adjusted EBITDA performance coupled with cost containment measures had a direct impact on the compensation of the NEOs resulting in an annual incentive payment for 2016 to our NEOs (other than Messrs. Newlin and Hildebrand) that was less than their target opportunity.
In addition, no salary increases were provided to the NEOs in 2016, other than to Mr. Jukes in connection with his promotion to Executive Vice President, President Univar USA and LATAM, as discussed in greater detail below under “Compensation Discussion and Analysis-Determination of Executive Officer Compensation-Base Salary”.
Compensation Philosophy and Objectives
The Compensation Committee (the "Committee") and management have designed compensation programs intended to create a performance culture and drive the Company's strategies of commercial greatness and operational excellence. In particular, the compensation programs have the following objectives to:

•	enable the Company to attract and retain top senior leadership;

•	ensure that senior leaders are invested in the Company so they are aligned with shareholders and share in their success;

•
establish market competitive compensation plans and programs to reward senior leaders at the relative compensation level that approximates the 50th percentile for target performance when compared to other companies in its peer group, general industry and revenue range,

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based on third party executive compensation data. Actual compensation can be greater or less than the 50th percentile levels based on experience and performance; and

•
strategically align business and functional units within the Company and pay for performance by rewarding senior leaders, management and employees for driving profitable growth, managing working capital and generating healthy cash flows, all while avoiding unreasonable risks.

Compensation Decision Making Process
Role of the Compensation Committee
The Committee is responsible for reviewing and approving the compensation and benefit plans of the Company’s senior officers, including its NEOs, authorizing and ratifying stock incentive compensation and other incentive arrangements, and authorizing employment and related agreements. Specifically, as part of their oversight of the executive compensation programs, the Committee periodically, among other things:

•	reviews and approves compensation related performance goals and other objectives of the CEO and recommends CEO compensation elements;

•	reviews and approves the compensation of the Company’s CEO and other senior officers and individuals reporting to the CEO;

•	reviews and consults with the CEO on selection of officers and evaluation of executive performance and other matters;

•	develops and approves compensation for non-employee directors;

•	reviews and establishes the peer group companies used as a reference to benchmark company performance and executive officer compensation;

•	oversees compliance with SEC guidelines and reviews and approves executive compensation policies, such as share ownership requirements and clawback policy;

•	references tally sheets, which provide a comprehensive overview of the compensation and benefits for executive officers;

•	sets the specific performance targets for incentive awards to govern the compensation paid to the Company’s senior officers; and

•	retains independent consultants to advise the Committee and confirms with the consultant that total compensation paid to each executive officer is appropriate.
Role of the Independent External Advisor
The Compensation Committee has engaged Semler Brossy Consulting Group LLC as its independent external advisor. The Committee considers analysis and advice from Semler Brossy when making compensation decisions and recommendations for the CEO and other NEOs. When appropriate, Semler Brossy obtains input from management to ensure their advice and recommendations reinforce the Company’s business strategy, principles and values. In 2016, the Committee re-evaluated and confirmed the independence of Semler Brossy against the NYSE guidelines.
During 2016, among other things, Semler Brossy assisted the Committee by: (1) benchmarking compensation in order to align base salary, annual incentive plan targets and long term incentive targets with peers and the competitive market, (2) analyzing and recommending the peer group, (3) advising on the long term incentive program and design, and (4) advising on CEO compensation and (5) assisting in the development of the Company’s new incentive plans, which are described in Proposals 4 and 5 to this proxy statement.

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Peer Group Development
The Committee has approved a peer group of companies to use when assessing and benchmarking executive compensation levels and pay practices. Analysis of peer pay data helps to ensure that the Company is compensating its executives competitively, and at a level to attract and retain the executive talent important to success.
In connection with the Company’s IPO in 2015, Semler Brossy assisted in the development of an appropriate custom peer group for Univar. As part of the process, specific selection criteria were established to determine which companies would be included in the peer group. Generally, the initial screens were to look for companies that are comparable in size, have similar business economics, and which may be a potential source/destination of executive talent. Specific criteria included:

•	U.S. based;

•	industry profile (distribution and chemical/gas businesses);

•	comparative revenue and profitability (EBITDA);

•	similar distribution, product offerings and capabilities; and

•	availability of publicly disclosed information.

The Committee annually reviews and updates this peer group with input provided by Semler Brossy. The following peer group was approved to assess 2016 executive compensation and pay practices:

Genuine Parts Co.	W. W. Grainger, Inc.	HD Supply Holdings, Inc.
WESCO International, Inc.	Ashland Inc.	FMC Corp.
MRC Global, Inc.	Celanese Corp.	PolyOne Corp.
Watsco, Inc.	Airgas, Inc.	W.R. Grace & Co.
Huntsman Corp.	Axiall Corp.	Stepan Co.
The Sherwin-Williams Co.	The Valspar Corp.	RPM International, Inc.

During the Committee's 2016 annual review of the peer group (which will be applicable to decisions made for 2017), the Committee added two peer companies - Chemours and LKQ - and removed Airgas due to the acquisition by Air Liquide during 2016.

Compensation Practices and Programs
The Company’s executive compensation practices and programs include features intended to drive important performance results and to discourage employees from taking unnecessary and excessive risks.
Risk Assessment
In an effort to mitigate risk, the Company utilizes multiple performance metrics, applies maximums on potential payments and has put in place a governance process for the Committee to review and approve goals by the end of February of each year and review the performance of the incentive plans on a quarterly basis.
In 2016, the Company conducted a compensation risk assessment that was reviewed by the Committee. Our compensation risk assessment focused on our core global programs (i.e., compensation philosophy, pay mix, short- and long-term incentive plans, including local incentive plans) that exist across our various geographies and business units. Our compensation risk

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assessment did not uncover any areas of material concern however we have identified improvement opportunities in the areas of administration and governance related to our compensation plans.
Stock Ownership Policy Guidelines
The Company believes that the financial interests of its directors and senior officers should be aligned with those of its shareholders. The Company has stock ownership requirements to assure that the compensation for directors and officers aligns with the performance of the Company and its shareholder value.
Non-employee directors are required to hold an amount of equity equal to three times the Director’s annual cash retainer which must be attained within three years of joining the Board of Directors.
The following table provides the ownership requirements for Company officers:

Position	Multiple of Base Pay
Chief Executive Officer	5X
President U.S. Business, Chief Financial Officer & General Counsel	3X
Other Senior Executives	2X
Company officers are expected to attain their ownership requirements within five years from the time the requirements become applicable. The following forms of equity are counted in determining compliance with this policy:
•shares of Univar common stock owned outright or beneficially;

•	restricted shares, performance shares or restricted stock units even while unvested; and

•	vested stock options (Black-Scholes value)
Clawback Policy
The Company has a policy for the reclamation of certain incentives (the “Clawback Policy”). The Clawback Policy applies to all equity and/or cash incentive plans, and allows the Company to recover incentive compensation from current or former executive officers in the event that a financial statement used as the basis of calculating awards under an incentive plan is required to be restated. The amount of the clawback will be calculated as the portion of incentive compensation paid which exceeds what would have been paid with the restatement. The Clawback Policy has a no-fault provision and therefore applies whether or not the executive officer was involved in the cause of the restatement. The Company intends to revisit this policy based on how certain pending regulations are finalized.

Stock Grant Dating Policy
The Company has adopted the following policies in regard to equity grants in an effort to provide that granting practices remain neutral in regard to participant benefit. Annual cycle grants will be deemed granted on the date of the Committee’s meeting where such annual cycle grants are approved. The date of this meeting is set during the prior year. The exercise price of options or the value price for restricted stock will be the closing stock price on that date. For equity grants to participants on an ad hoc basis (i.e., in the event of new hire, promotion or other event) the triggering event is intended to be the employment start date or the promotion date. The exercise price for such

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option grants or the value price for restricted stock will be the closing stock price on the fifth business day of the month following the month during which the triggering event occurred.
Limited Trading Windows
Generally, NEOs can only trade Univar’s stock during approved trading windows after satisfying mandatory clearance requirements. In addition, NEOs are prohibited in engaging in hedging and pledging transactions.

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Elements of the Company’s Executive Compensation Program
During fiscal year 2016, the compensation program for executives, including NEOs, consisted of base salary, short-term incentive compensation, long-term incentive compensation and certain benefits. Set forth below is a chart outlining each element of the executive compensation program, the objectives of each component, and the key measures used in determining each component.

Pay Component	Objective of Pay Component	Key Measure

Base Salary	• Provide competitive pay while managing fixed costs • Attract and retain executives	• Individual performance • Market pay rates • Skills and expertise

Annual Cash Incentives	• Focus on annual operating plan financial objectives • Align and drive the Company’s strategic objectives
•   Corporate and business unit Compensation Adjusted EBITDA-related goals and relative earnings performance
•   Corporate and business unit working capital and free cash flow
•    Individual objectives and performance

Equity Awards
•     Value derived depends on future stock price
•     Restricted stock units (RSUs) are granted to align interests of our NEOs with those of our shareholders
•     Restricted stock has been granted in the past to reward and retain key talent
•     Stock options have been awarded in the past to executives to align them with shareholders’ focus on value creation
•     Create “ownership culture”
• Growth in stock value • Equity ownership and alignment with shareholders • Retention of executives

Benefits
•     Benefits provide a safety net of protection in the case of illness, disability, death or retirement
•     Generally, executives participate in employee benefit plans on the same basis as nonunion, salaried employees
•     There are limited, additional benefits available to specific executives (e.g. non-qualified deferred compensation plans, executive physicals, financial planning, certain travel and housing costs and tax payments)
• Health and wellness of executives • Permit executives to allocate more time for continued focus on Univar's business

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A description of each component of compensation for the NEOs in 2016 is below, including a discussion of the factors considered in determining the applicable amount payable or achievable under each component.
Determination of Executive Officer Compensation
Base Salary
Base salaries are set to attract and retain executive talent. The determination of any particular executive’s base salary is based on individual performance and contribution, experience in the role, market rates of pay for comparable roles and internal equity. Each year, the Company’s Chief Executive Officer proposes base salary adjustments, if any, for all NEOs, excluding himself, based on performance, changes in responsibilities, market data and other relevant factors, which are prepared by management. His proposal is subject to review and approval, with or without modifications, by the Committee. Adjustments to the CEO's salary are initiated and approved by the Committee directly.
Salary increases are discretionary and are generally effective in July. In 2016, management recommended, and the Committee agreed to no annual salary adjustments for any of the NEOs, except for Mr. Jukes. Also, because he was hired as CEO in 2016, Mr. Newlin’s salary was set in 2016.
Mr. Jukes received a salary increase effective June 1, 2016 in connection with his promotion to Executive Vice President and President Univar USA and LATAM. Mr. Jukes' base salary was increased to $550,000 per year, which is converted to British Pounds using a 12-month average exchange rate calculated annually on May 1.
For 2017, the Company has deferred any decision on 2017 salary increases for NEOs until July 2017.
Annual Cash Incentives
Annual cash incentives are designed to focus the NEOs on achieving planned results against key financial metrics for the Company as a whole or the individual business units that the NEOs lead. By conditioning a significant portion of the NEOs total cash compensation on the Company’s annual performance, the program reinforces the focus on achieving profitable growth, managing working capital and generating cash flows, all while managing risk.

All of the Company’s NEOs participate in the Management Incentive Plan, or MIP, which provides annual cash incentives based on performance against key financial metrics. The metrics and weights are recommended by management each year to the Committee, which then proposes adjustments and approves the final plan design.
The MIP is designed to pay out cash awards when the Company meets or exceeds its corporate and business unit performance goals for the year and NEOs achieve individual goals or otherwise have valuable performance.
MIP target payouts to the Company’s NEOs (other than the CEO) are defined as a percent of base salary. Under his employment agreement, Mr. Newlin’s annual MIP target amount is $1.5 million. Annually, these target incentive amounts for our NEOs are reviewed by the Committee and adjusted as appropriate based on external market data, changes in roles and responsibilities, and internal equity. For 2016, MIP targets for Mr. Hildebrand and Mr. Oversby were re-aligned based upon a review of external market data, internal equity and consideration of total compensation including the Company’s 2016 long-term incentive program.  The 2016 MIP target for Mr. Hildebrand was reduced

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from 80% to 70% of base salary and the 2016 MIP target for Mr. Oversby was reduced from 80% to 65% of base salary.
Incentives under the 2016 MIP are funded based on performance with respect to the following internal metrics at the corporate and geographic segment level.

•
Corporate or Business Unit Compensation Adjusted EBITDA—For purposes of calculating payouts under the MIP, Compensation Adjusted EBITDA is calculated as Adjusted EBITDA* assessed on the basis of budgeted exchange rates to neutralize the effect of currency fluctuations, adjusting for any variance in corporate cost allocations and excluding the impact of any unbudgeted acquisitions.

*For a complete discussion of the method of calculating Adjusted EBITDA, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Item 7 of the Company’s Form 10-K filed with the SEC on February 28, 2017).

•
Corporate or Business Unit Average Working Capital—For purposes of calculating payouts under the MIP, average working capital is calculated by dividing a 13 point straight average of month-end working capital (December of the preceding year through December of the covered year) by the last twelve months of external net sales. This number is then also adjusted for exchange rate effects by bringing the results back to currency neutral.

In addition, the following performance metric is used at the corporate level only:

•
Corporate Free Cash Flow—For purposes of calculating payouts under the MIP, free cash flow is calculated by adding together net cash provided by operating activities and net cash used by investing activities, exclusive of cash paid for acquisitions (both as they appear in the Company’s audited consolidated financial statements included in the Company's Form 10-K filed with the SEC on February 28, 2017).

In addition, for 2016, the MIP provides for NEOs to have their individual incentive awards impacted up or down by up to 25% based on an assessment of individual performance and contributions.
The performance criteria are generally established in a manner that permits the MIP participants to earn incentives at target levels for target performance, below target levels (threshold) for below target performance and above target with a cap at 200% of targeted levels (maximum) for above target performance. Payouts at performance levels between threshold, target and maximum are based on interpolation.
In connection with Mr. Newlin’s appointment as CEO in 2016 (as a replacement for Mr. Fyrwald who resigned), we agreed that for 2016, if Mr. Newlin remain employed through December 31, 2016, he would be paid at least 80% of the 50% of his 2016 MIP opportunity that is payable based on achievement of corporate performance goals, regardless of achievement. The Committee felt that this minimum payment for the achievement of corporate performance goals was appropriate as Mr. Newlin was not directly responsible for the business plan under which the performance goals were established and a substantial portion of the performance year had already lapsed by the time of his appointment to CEO, limiting his ability to achieve the targeted results. This minimum bonus payment is not continued for 2017.
The remaining 50% of Mr. Newlin’s 2016 MIP opportunity was based on the success of management development and succession goals set by the Board; the specific performance goals

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are not disclosed due to the confidential nature of our leadership development and succession plans, and the assessment of Mr. Newlin's performance in 2016 was discretionary in the judgment of the Committee. For 2016, Mr. Newlin’s MIP opportunity was prorated for the time he served as CEO in 2016.
For 2016, individual MIP targets and the performance metrics and weights for the NEOs who were employed at December 31, 2016 are described in the table below. Mr. Fyrwald was not eligible for a MIP payment for 2016 because he resigned from the Company prior to the end of the fiscal year.

		Incentive Funding Weighting
Executive	Aggregate Individual Target	Corporate Compensation Adjusted EBITDA	Corporate Average Working Capital	Corporate Free Cash Flow	Business Unit Compensation Adjusted EBITDA	Business Unit Average Working Capital	Management Development and Succession Goals	Business Unit Payout Allocation:
Stephen D. Newlin	$1.5 million	35%	10%	5%			50%	Corporate results against target
Carl J. Lukach	80% of base salary	70%	20%	10%				Corporate results against target
David C. Jukes	80% of base salary	25%			50%	25%		EMEA and U .S. results against target
Michael J. Hildebrand	70% of base salary	25%			50%	25%		Canada results against target
Stephen N. Landsman	80% of base salary	70%	30%					Corporate results against target
Christopher Oversby	65% of base salary	25%			50%	25%		U.S. and EMEA results against target

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The following chart highlights the threshold, target and maximum payouts for each 2016 MIP metric:

	Threshold	Target	Maximum

Compensation MIP Metric	Performance % Target / Payout % Target	Performance % Target / Payout % Target	Performance % Target / Payout % Target

Corporate Compensation Adjusted EBITDA	93% target earned 25% Payout	100% target earned 100% Payout	110% target earned 200% Payout

U.S. Compensation Adjusted EBITDA	94% target earned 25% Payout	100% target earned 100% Payout	110% target earned 200% Payout

Canada Compensation Adjusted EBITDA	93% target earned 25% Payout	100% target earned 100% Payout	108% target earned 200% Payout

EMEA Compensation Adjusted EBITDA	88% target earned 25% Payout	100% target earned 100% Payout	112% target earned 200% Payout

Corporate Average Working Capital	98% target earned 50% of Payout	100% target earned 100% Payout	105% target earned 200% Payout

U.S. Average Working Capital	97% target earned 50% of Payout	100% target earned 100% Payout	105% target earned 200% Payout

Canada Average Working Capital	98% target earned 50% of Payout	100% target earned 100% Payout	105% target earned 200% Payout

EMEA Average Working Capital	96% target earned 50% of Payout	100% target earned 100% Payout	105% target earned 200% Payout

Free Cash Flow	70% target earned 50% of Payout	100% target earned 100% of payout	120% of target earned 200% Payout

Stephen D. Newlin

For 2016, Mr. Newlin had 50% of his MIP opportunity based on achievement of the corporate performance levels that were substantially the same in all material respects as those that applied to Mr. Fyrwald before his resignation - namely, of such portion, 70% based on the Corporate Compensation Adjusted EBITDA goal, 20% based on the Corporate Average Working Capital goal, and 10% based on the Corporate Free Cash Flow goal.

The remaining 50% of Mr. Newlin’s 2016 MIP opportunity was based on the success of management development and succession goals set by the Board of Directors. The Committee approved an above-target payout for this portion of Mr. Newlin’s 2016 MIP, as indicated in the chart below. Mr. Newlin made rapid advancements during the portion of 2016 in which he served as Chief Executive Officer, including actions to immediately strengthen the Company's execution against its

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strategic priorities of Commerical Greatness, Operational Excellence and One Univar. In addition, Mr. Newlin advanced key goals set by the Board related to the strengthening the Company’s management team and made significant progress in succession planning initiatives, including the identification and review of candidates to succeed Mr. Newlin as Chief Executive Officer. Based upon achievement against 2016 goals, Mr. Newlin earned a MIP payment for 2016 of 133.7% of his pro-rata target for 2016, as shown below.

MIP Metric	2016 Goal	% Goal Achieved	Weight	Payout % Earned
Corporate Compensation Adjusted EBITDA	$644.6 million	87.9%	35%	0.0%
Corporate Average Working Capital	12.2%	101.0%	10%	121.3%
Corporate Free Cash Flow	$250 million	147.1%	5%	200.0%
Management Development and Succession Plans	various	187.5%	50%	187.5%
Total				133.7%

Per the terms of Mr. Newlin's Employment Agreement, the MIP payout of 133.7% is based upon the pro-rata MIP target for 2016 and reflects a minimum payout of 80% for the component related to corporate performance goals.

Carl J. Lukach
For 2016, Mr. Lukach had 70% of his MIP opportunity based on the Corporate Compensation Adjusted EBITDA goal, 20% based on the Corporate Average Working Capital goal, and 10% based on the Corporate Free Cash Flow goal. Based upon 2016 financial results, Mr. Lukach earned a MIP payment for 2016 of 44.3% of target, as shown below.

MIP Metric	2016 Goal	% Goal Achieved	Weight	Payout % Earned
Corporate Compensation Adjusted EBITDA	$644.6 million	87.9%	70%	0.0%
Corporate Average Working Capital	12.2%	101.0%	20%	121.3%
Corporate Free Cash Flow	$250 million	147.1%	10%	200.0%
Total				44.3%
Based upon Mr. Lukach's contributions during 2016, the Committee approved the application of individual performance factor to increase his incentive payout from 44.3% to 48.7% of target in light of Mr. Lukach taking on additional work and responsibilities associated with the Company's first full year as a public company.

David C. Jukes

Because Mr. Jukes was promoted to the role of Executive Vice President and President of Univar USA and LATAM on June 1, 2016 from his previous role of President, Univar EMEA business, his 2016 MIP opportunity was based on both the EMEA and U.S. businesses in proportion to the time he spent at each business, as described below.

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From January 1 through May 31, 2016, Mr. Jukes was assigned to the EMEA business, and therefore for this portion of 2016, 50% of his MIP opportunity was based on the EMEA Compensation Adjusted EBITDA goal, 25% based on the EMEA Average Working Capital goal, and 25% based on the Corporate Compensation Adjusted EBITDA goal, which resulted in a MIP payment for that portion of 2016 of 84.0% of target, as shown below. EMEA Compensation Adjusted EBITDA and EMEA Average Working Capital are calculated in the same manner as described above for performance at the corporate level, except that only the performance of EMEA is factored into the calculation.

MIP Metric	2016 Goal	% Goal Achieved	Weight	Payout % Earned
EMEA Compensation Adjusted EBITDA	$112.0 million	105.1%	50%	141.4%
EMEA Average Working Capital	15.9%	96.5%	25%	53.1%
Corporate Compensation Adjusted EBITDA	$644.6 million	87.9%	25%	0.0%
Total				84.0%

From June 1 through December 31, 2016, Mr. Jukes was assigned to the U.S. business, and therefore for this portion of 2016, 50% of his MIP opportunity was based on the U.S. Compensation Adjusted EBITDA goal, 25% based on the U.S. Average Working Capital goal, and 25% based on the Corporate Compensation Adjusted EBITDA goal which resulted in a MIP payment for this portion of 2016 of 13.2% of target, as shown below. U.S. Compensation Adjusted EBITDA and U.S. Average Working Capital are calculated in the same manner as described above for performance at the corporate level, except that only the performance of the U.S. is factored into the calculation.

MIP Metric	2016 Goal	% Goal Achieved	Weight	Payout % Earned
U.S. Compensation Adjusted EBITDA	$418.3 million	80.4%	50%	0.0%
U.S. Average Working Capital	10.6%	97.3%	25%	52.9%
Corporate Compensation Adjusted EBITDA	$644.6 million	87.9%	25%	0.0%
Total				13.2%
Based upon Mr. Jukes' significant contributions during 2016 to the EMEA and U.S. businesses and taking into account his mid-year promotion to the U.S. business and efforts related to the restructuring of such business, the Committee approved the application of an individual performance factor to increase his incentive payout from 42.6% to 46.9%.
Michael J. Hildebrand
For 2016, Mr. Hildebrand had 50% of his MIP opportunity based on the Canada Compensation Adjusted EBITDA goal, 25% based on the Canada Average Working Capital Goal, and 25% based on the Corporate Compensation Adjusted EBITDA goal which resulted in a MIP payment for 2016 of 113.0% of target, as shown below. Canada Compensation Adjusted EBITDA and Canada Average Working Capital are calculated in the same manner as described above for performance at the corporate level, except that only the performance of Canada is factored into the calculation.

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MIP Metric	2016 Goal	% Goal Achieved	Weight	Payout % Earned
Canada Compensation Adjusted EBITDA	$102.3 million	102.1%	50%	126.1%
Canada Average Working Capital	9.9%	119.5%	25%	200.0%
Corporate Compensation Adjusted EBITDA	$644.6 million	87.9%	25%	0.0%
Total				113.0%
Stephen N. Landsman
For 2016, Mr. Landsman had 70% of his MIP opportunity based on the Corporate Compensation Adjusted EBITDA goal and 30% based on the Corporate Average Working Capital goal, which resulted in a MIP payment for 2016 of 36.4% of target, as shown below.

MIP Metric	2016 Goal	% Goal Achieved	Weight	Payout % Earned
Corporate Compensation Adjusted EBITDA	$644.6 million	87.9%	70%	0.0%
Corporate Average Working Capital	12.2%	101.0%	30%	121.3%
Total				36.4%

Based upon Mr. Landsman’s contributions during 2016, the Committee approved the application of an individual performance factor to increase his incentive payout from 36.4% to 40.0% of target in light of Mr. Landsman taking on additional responsibilities, successful completion of our secondary registrations, and additional work and responsibilities associated with the Company's first full year as a public company.

Christopher Oversby
Mr. Oversby's employment with the Company terminated on December 31, 2016. Mr. Oversby was eligible for a MIP payment for 2016 because he was employed through the last day of the year pursuant to the terms of his separation agreement with the Company. His incentive payout from the MIP was equal to $101,347 which reflects his alignment with both the U.S. and EMEA businesses for portions of 2016, as well as the application of an individual performance factor.

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The 2016 results described above resulted in the following MIP payments being made to NEOs:

Executive	Financial Segment	MIP Target % of Base Salary	Payout % of MIP Target	MIP Payout		Payout % of Base Salary
Stephen D. Newlin	CEO	136%	133.8%	$1,178,535		107%
Carl J. Lukach	CFO	80%	48.7%	$194,920		39%
David C. Jukes	EMEA & U.S.	80%	46.9%	$206,200		37%
Michael J. Hildebrand	Canada	70%	113.0%	$239,553	(1)	79%
Stephen N. Landsman	Corporate	80%	40.0%	$136,136		32%
Christopher Oversby	U.S. & EMEA	65%	30.3%	$101,347		20%

(1)	Mr. Hildebrand’s incentive is paid in Canadian dollars and is expressed herein in U.S. dollars using a conversion factor of 0.728 (reflects 2016 monthly average exchange rate).
Long-Term Incentives
2015 Equity Plan and 2011 Equity Plan
The Committee uses long-term incentives as a tool to align NEO’s interests with shareholders and to build meaningful ownership opportunity in the Company.  Prior to the IPO, the equity grant practice consisted of providing stock option grants with very little or no restricted shares being used.  The February 2016 award was the first ongoing grant made since the Company’s IPO in mid-2015.  The Committee decided to use only restricted stock units in 2016.  In determining the equity mix for the annual grant, the Committee recognized that several senior executives had little or no unvested equity and wanted to appropriately align the executives and provide meaningful retention immediately after the IPO.
In addition to the regular annual grant in February, two NEOs received an additional grant in June 2016.  Mr. Lukach received an additional equity grant to recognize his leadership and contributions in initiating a transformation of the business.  Mr. Jukes received an additional equity grant in connection with his promotion to Executive Vice President and President Univar USA and LATAM.
In May 2016, Mr. Newlin was hired as CEO and was granted 375,000 RSUs.  The RSUs were broken into three equal separate tranches of 125,000 RSUs - one time-based tranche that vests monthly over a one-year period, one performance-based tranche that vests monthly over a one-year period subject to the Company’s share price meeting and exceeding $25 during any 20 consecutive day trading period before the third anniversary of the grant date, and one performance-based tranche that vests monthly over a one-year period subject to the Company’s share price meeting and exceeding $30 during any 20 consecutive day trading period before the fourth anniversary of the grant date.  This grant was intended to balance near-term opportunity with a majority of the award subject to achievement of price hurdles established by the Committee.  In determining the size of the award for Mr. Newlin, the Committee considered what was appropriate to attract and retain his services following the unexpected resignation of the prior CEO during a period of significant transition for the Company.

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Annually, prior to the approval of annual equity awards, the Company presents the Committee with a dilution impact analysis. The Committee also reviews the volume of equity grants made under our equity plans against market and peer group benchmarks.
All of the NEOs’ outstanding equity awards at December 31, 2016 under both the 2015 Equity Plan and the 2011 Equity Plan are set forth below in the Outstanding Equity Awards at Fiscal Year End 2016 table.
Ulysses Management Equity Plan
Prior to 2010, certain of the Company’s executives, key employees and directors purchased common and preferred shares of certain of the Company’s affiliates at the time, Ulysses Luxembourg and Ulysses Finance, which are controlled by CVC affiliates, a former shareholder in the Company ("CVC"). Up until the plan termination effective September 2016, Mr. Jukes was the only NEO who owned equity interests during 2016 in Ulysses Luxembourg. These Ulysses equity interests represent an indirect interest in the Company.
Upon plan termination, Mr. Jukes’ shares were redeemed by the company (Ulysses Luxembourg) in exchange for a cash payment based on his indirect pro rata share of the interests sold by CVC upon CVC’s divestment of its remaining stake in Univar Inc.
Employment Agreements with Named Executive Officers
The Company has entered into employment agreements with each of its NEOs, except Mr. Hildebrand, which include severance benefits and the specific terms described under “Employment Agreements”. In addition, the Company entered into a resignation agreement with Mr. Fyrwald in connection with his resignation in 2016, which modified certain terms of his employment agreement, and a separation and release agreement with Mr. Oversby in connection with his separation from the Company on December 31, 2016. The Company believes that having employment agreements with its executives is beneficial because it provides retentive value, subjects the executives to key restrictive covenants, and generally gives the Company a competitive advantage in the recruiting process over a company that does not offer employment agreements.
Other Benefits
The general employment benefits provided to the NEOs are generally the same as those provided to other nonunion, salaried employees and include medical, dental, basic life insurance, short and long-term disability insurance, and a tax-qualified 401(k) plan.
In addition to the tax-qualified 401(k) plan, certain of the NEOs are eligible to participate in a non-qualified, unfunded supplemental defined contribution plan, the Univar USA Inc. Supplemental Valued Investment Plan, or SVIP. The purpose of the SVIP is to provide a select group of management or highly compensated employees of Univar USA Inc. and certain affiliated companies with a deferred compensation plan benefit for amounts that exceed the limits imposed under the 401(k) plan.
The Company provides limited perquisites to its executive officers, including an executive physical benefit, and reimbursement of certain financial and tax planning costs. For a portion of 2016, Mr. Hildebrand was provided a housing subsidy related to his earlier relocation from Edmonton to Calgary, which was discontinued effective July 2016. Mr. Hildebrand also had a monthly car allowance during 2016. As a condition of Mr. Newlin agreeing to become our CEO as a successor to Mr. Fyrwald, his employment agreement provides for payment of certain legal and travel expenses in connection with his CEO role and we provide reimbursement for the related income taxes associated

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with these benefits. Mr. Jukes also receives special housing, travel and tax benefits in connection with his secondment to the U.S. business.

Tax and Accounting Considerations
While the accounting and tax treatment of compensation historically has not been a consideration in determining the amounts of compensation for the Company’s executive officers, the Committee and management have taken into account the accounting and tax impact of various program designs to balance the potential cost to the Company with the value to the executive. The Committee has considered the potential future effects of Section 162(m) on the deductibility of executive compensation paid to our NEOs, as applicable, and, for 2016 where appropriate, sought to qualify compensation paid to the covered named executive officers for an exemption from the deductibility limitations of Section 162(m) under the transition period applicable to the Company as a new publicly-traded company. In the future, upon stockholder approval of our new incentive plans, the Committee expects to grant awards and pay bonuses to our covered named executive officers that qualify as “performance-based compensation” that are not subject to the Section 162(m) deduction limit. However, the Committee retains the discretion to authorize compensation payments that do not comply with exemptions under Section 162(m) when the Committee believes that such payments are appropriate to attract, retain and motivate executive talent.
The expenses associated with executive compensation issued to executive officers and other key associates are reflected in the Company’s financial statements. The Company accounts for stock-based programs in accordance with the requirements of ASC 718, Compensation-Stock Compensation, which requires companies to recognize in the income statement the grant date value of equity-based compensation issued to associates over the vesting period of such awards.

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Compensation Committee Report
The Company’s Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management and, based on such review and discussions, has recommended to the Board that the Compensation Discussion and Analysis should be included in this Proxy Statement.
Compensation Committee
David H. Wasserman (Chair), Christopher D. Pappas, and Edward J. Mooney

This Compensation Committee Report is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

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Executive Compensation Tables
Summary Compensation Table
The following table sets forth the compensation of the NEOs.

Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value & Non Qualified Deferred Comp Earnings(4) ($)	All Other Compen-sation(5) ($)	Total ($)

Stephen D. Newlin Chairman, President and Chief Executive Officer	2016	659,552	157,285	7,097,513		1,021,251		741,301	9,676,902

Carl J. Lukach Executive Vice President and Chief Financial Officer	2016	500,000		1,258,550		194,920		44,100	1,997,570
	2015	519,231				100,000		151,126	770,357
	2014	9,615			1,070,000				1,079,615

David C. Jukes President Univar USA and LATAM (6)	2016	454,995		936,550		206,200	136,893	450,895	2,185,533
	2015	371,309				337,579		88,129	797,017
	2014	368,639		467,000			429,536	87,573	923,212

Michael J. Hildebrand President- Canada, Global Agriculture, and Environmental Sciences (7)	2016	304,013		386,400		239,553	424,123	35,875	1,389,964
	2015	325,270			751,409	215,794	111,861	46,680	1,451,014

Stephen N. Landsman Executive Vice President and General Counsel	2016	425,000		515,200		136,136		29,845	1,106,181
	2015	430,038			250,485	56,125		46,740	783,389

J. Erik Fyrwald Former President and Chief Executive Officer (8)	2016	430,769		2,962,400	338,000			60,615	3,791,785
	2015	1,034,615				250,000		114,489	1,399,105
	2014	1,000,000				588,382		145,451	1,733,833

Christopher Oversby Former President, Univar EMEA	2016	515,000		193,200		101,347		1,329,531	2,139,078
	2015	520,000				20,600		70,637	611,237
	2014	486,538		934,000		216,000		73,783	1,710,321

(1)	The amount reported for Mr. Newlin in the Salary column includes $29,167 in director fees for the period of 2016 during which Mr. Newlin served as a non-employee director of our Board of Directors.

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(2)
The amount reported in this column for Mr. Newlin reflects that Mr. Newlin was entitled to a minimum amount in respect of his 2016 annual cash bonus equal to 80% of the 50% of his annual incentive opportunity that is based on corporate performance goals, prorated to reflect his period of employment in 2016. The amount is equal to the difference of the actual earned for this component and 80% of this portion of the annual incentive opportunity.

(3)
The amount reported for Mr. Newlin in the Stock Awards column includes a grant of restricted stock in respect of Mr. Newlin's service as a director for a portion of 2016 with an aggregate grant date fair value of $100,013. The amount reported is valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude any forfeiture assumptions related to service-based vesting conditions. See note 9, “Stock-Based Compensation,” to Univar’s audited consolidated financial statements for the year ended December 31, 2016 included in Univar’s Form 10-K filed with the SEC on February 28, 2017 for a discussion of the relevant assumptions used in calculating these amounts.

(4)
Pension value represents the year over year compensatory change. The compensatory change for the defined benefit plans includes the service cost for the year and any adjustments to the benefit obligation as a result of salary and bonus changes other than expected. The compensatory changes for the defined benefit plans will differ between years as a result of the discount rate used to calculate the service cost, pay increases other than expected and plan amendments, if any. The 2016 amounts were calculated by using the actual 2016 year-end balance and subtracting the prior year-end balance removing the impact of currency changes year over year.

(5)
The amounts set forth in this column represent contributions made by us under our retirement plans in the amounts of $39,831, $34,600, $13,735, $29,845, $90,999 and $43,281 for Messrs. Newlin, Lukach, Hildebrand, Landsman, Jukes and Oversby, respectively. In addition, for Mr. Jukes, the amounts set forth in this column reflect $68,433 in relocation costs (including airfare, housing and moving expenses) and $7,235 car allowance in connection with his secondment to the U.S. business and a tax equalization payment to him of $284,228. Mr. Newlin’s amount in this column includes $359,055 for commuting expenses to and from Corporate headquarters and other business locations and his residence, $8,810 for legal expenses with his agreements entered into in connection with his appointment as CEO and a gross-up payment to him of $319,605 for his associated taxes. Mr. Newlin’s amount also includes financial planning. For Mr. Hildebrand, the amounts set forth in this column reflect a car allowance of $17,539 and a housing subsidiary of $4,601 which was discontinued effective July 2016. Mr. Lukach’s amount also includes financial planning. For Mr. Oversby, the amounts set forth in this column reflect a severance payment in connection with his termination of employment on December 31, 2016 in an amount equal to $1,127,000, in addition to the following amounts paid during his employment in 2016: $83,250 in relocation costs (including airfare, housing and moving expenses), $6,677 car allowance, and a tax equalization payment of $69,323.

(6)
The amounts reported for Mr. Jukes have been converted from British pounds to U.S. dollars using a 2016 monthly average conversion factor of 1.384. The 2015 and 2014 amounts use a conversion factor of 1.52802.

(7)
The amounts reported for Mr. Hildebrand have been converted from Canadian dollars to U.S. dollars using a 2016 monthly average conversion factor equal to 0.728. The amounts reported for 2015 use a conversion factor of 0.7819.

(8)
For Mr. Fyrwald, the amount reported in the “Option Awards” column for 2016 is the incremental fair value of his modified option award as of May 31, 2016 as a result of the extension of the exercise period of his 894,432 vested options to June 1, 2017. The incremental fair value of these modified options was calculated as of the modification date in accordance with FASB ASC Topic 718, and is equal to the fair value of the modified options on the date of modification minus the fair value of the original award on the date of modification.

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Grants of Plan-Based Awards for Fiscal Year 2016
The following table provides information concerning awards granted to the NEOs in the 2016 fiscal year.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares or Stock/ Units (2)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($) (3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Stephen D. Newlin(4)
MIP		440,574	881,148	1,762,296
2015 Equity Plan	5/31/2016				375,000			6,997,500
Carl J. Lukach
MIP		200,000	400,000	800,000
2015 Equity Plan	2/18/2016				60,000			772,800
2015 Equity Plan	6/3/2016				25,000			485,750
David C. Jukes
MIP		220,000	440,000	880,000
2015 Equity Plan	2/18/2016				35,000			450,800
2015 Equity Plan	6/3/2016				25,000			485,750
Michael J. Hildebrand
MIP		105,997	211,994	423,987
2015 Equity Plan	2/18/2016				30,000			386,400
Stephen N. Landsman
MIP		170,000	340,000	680,000
2015 Equity Plan	2/18/2016				40,000			515,200
J. Erik Fyrwald(5)
MIP		625,000	1,250,000	2,500,000
2015 Equity Plan	2/18/2016				230,000			2,962,400
2015 Equity Plan	5/31/2016					894,432		338,000
Christopher Oversby(6)
MIP		167,375	334,750	669,500
2015 Equity Plan	2/18/2016				15,000			193,200

(1)	For Mr. Newlin, the Estimated Possible Payouts Under Non-Equity Incentive Plan Awards represent the pro-rata 2016 MIP target corresponding to the time he was employed by the Company in 2016.

(2)
A discussion of the Management Incentive Plan for fiscal year 2016, including bonus amounts paid based on actual performance, can be found under “Compensation Discussion and Analysis- Determination of Executive Officer Compensation- Annual Cash Incentives.” The amounts reported for Mr. Hildebrand have been converted from Canadian dollars using a 2016 monthly average conversion factor of 0.728.

(3)
The RSUs vest in three equal installments on each of the first through third anniversaries of March 5, 2016, except for Mr. Newlin’s RSUs granted in 2016. In connection with Mr. Newlin’s appointment as CEO in 2016, he was granted RSUs in three tranches: one tranche of the RSUs vests monthly over the first 12 months after the grant date, subject to his continued employment; the second tranche of Mr. Newlin’s 2016 RSU grant is subject to the same time-based vesting condition and also the requirement that the closing price of our common stock during any twenty (20) consecutive trading days between the grant date and the third year anniversary of the grant date equals or exceeds $25; and the third tranche of Mr. Newlin’s RSU 2016 grant is subject to the same time-based vesting condition and also the requirement that the closing price of our common stock during any twenty (20) consecutive trading days between the grant date and the fourth year anniversary of the grant date equals or exceeds $30.

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(4)
The amounts related to RSUs reported in this column are valued based on the aggregate grant date fair value. See Note 9, “Stock-Based Compensation,” to the Company’s audited consolidated financial statements for the year ended December 31, 2016 included in Univar’s Form 10-K filed with the SEC on February 28, 2017 for a discussion of the relevant assumptions used in calculating these amounts.

(5)
Mr. Fyrwald resigned effective May 31, 2016 and forfeited all unvested equity including his 2016 grant of RSUs. Pursuant to Mr. Fyrwald’s separation and release agreement, the exercise date of Mr. Fyrwald’s 894,432 vested options was extended to June 1, 2017. The amount reported in the “Grant Date Fair Value of Stock and Option Awards” column in respect of this option award modification is the incremental fair value of his modified option award as of the May 31, 2016 modification date, calculated in accordance with FASB ASC Topic 718, and is equal to the fair value of the modified options on the date of modification minus the fair value of the original award on the date of modification.

(6)	Mr. Oversby's employment terminated effective December 31, 2016, and he forfeited all of the 2016 grant of RSUs as of the termination date.

Narrative disclosure to summary compensation table and grants of plan-based awards tables
The Company has entered into an employment agreement with each of its NEOs, except Mr. Hildebrand.
Newlin Employment Agreement
The employment agreement with Mr. Newlin provides for employment at-will, and may be terminated at any time by either party. Pursuant to his agreement, Mr. Newlin is entitled to payment of an annual base salary of $1,100,000 and is eligible for payment of an annual cash bonus, with a target amount equal to $1,500,000 with a maximum equal to 200% of the target bonus amount. For 2016, half of Mr. Newlin’s annual cash incentive opportunity was based on achievement of the corporate performance levels substantially the same that applied to Mr. Fyrwald before his resignation and half of his annual cash bonus opportunity was based on the success of management development and succession plans including succession for the Chief Executive Officer. Mr. Newlin was guaranteed an annual cash bonus payment equal to at least 80% of the 50% of his annual incentive opportunity that is based on corporate performance goals. For 2016, Mr. Newlin’s bonus payment is prorated for the time he was employed by us in 2016. The amounts paid to Mr. Newlin for 2016 performance are reported in the “Bonus” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table. In addition, during his employment, the Company agreed to reimburse Mr. Newlin for up to 100 hours of flight time per calendar year for his travel on a private airplane for company business and travel to the Company's corporate headquarters, at comparable hourly NetJets rates. The Company also agreed to provide him with reasonable housing while he is located at the Company’s corporate headquarters, and to pay him a cash gross-up payment for taxes, at the highest marginal tax rate, relating to any travel or housing benefits or other expense reimbursements or fringe benefits that result in taxable income to him. During his employment and for 18 months following any termination of employment, Mr. Newlin will be subject to a noncompetition covenant and a nonsolicitation covenant related to customers, suppliers and employees.
Mr. Newlin’s employment agreement also provides for one year of base salary and target bonus to be paid as severance upon a termination without “cause” or a resignation for “good reason” (as such terms are defined in the employment agreement), except if the Company terminates his employment as a result of a succession process undertaken by the Board of Directors (or a committee thereof) that has identified a candidate to succeed him as Chief Executive Officer, subject to certain requirements specified in the employment agreement. Any severance payments payable on a termination by the Company without “cause” or by the executive for “good reason” pursuant to the employment agreements are subject to the execution and non-revocation of a release and reaffirmations of his employment covenants.

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“Cause” and “good reason” are defined in Mr. Newlin’s employment agreement generally as such terms are defined in the employment agreements of Messrs. Lukach and Landsman, as described below. Notice and cure provisions apply.
Lukach and Landsman Employment Agreements
The employment agreements with each of Messrs. Lukach and Landsman provide for employment at-will, and may be terminated at any time by either party. Pursuant to their respective agreements, each of Messrs. Lukach and Landsman is entitled to payment of a base salary and is eligible for payment of an annual cash bonus, with a target amount equal to 80% of base salary. Under their employment agreements, the maximum bonus amount for each of Messrs. Lukach, and Landsman is equal to 200% of the target bonus amount. The annual bonuses are payable in accordance with the terms of the Management Incentive Plan, based on performance. The amounts paid for 2016 performance are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
The employment agreements also provide certain severance benefits as outlined in the following chart:

Executive	By the Company for “Cause or by Executive for Good Reason”	Death or Disability
Lukach / Landsman	• Lump sum payment equal to the sum of his annual base salary plus his target bonus	• Prorated target bonus for the year of terminations.
Any severance payments payable on a termination by the Company without “cause” or by the executive for “good reason” pursuant to the employment agreements are subject to the execution and non-revocation of a release and reaffirmations of his employment covenants.
Each of Messrs. Lukach and Landsman is subject to a confidentiality provision, and each of them, during his employment and for the 18-month period following a termination of his employment, is subject to non-compete and non-solicitation restrictive covenants.
“Cause” is defined in these employment agreements generally as (i) willful and continued failure to perform duties, (ii) conviction of a felony or other crime of moral turpitude, (iii) willful and gross misconduct, or (iv) the breach of a non-competition, non-solicitation or confidentiality covenant to which the executive is subject. Notice and cure provisions apply.
“Good Reason” is defined in these employment agreements generally as (i) a material reduction in base salary or annual incentive compensation opportunity, (ii) a material diminution in the executive’s title, duties or responsibilities, (iii) a transfer of the executive’s primary workplace for 35 miles or (iv) the failure of a successor to assume the employment agreement. Notice and cure provisions apply.

Jukes Employment Agreement
Mr. Jukes is party to an employment agreement with Univar Europe Limited. Pursuant to his agreement, Mr. Jukes is entitled to a payment of base salary and is eligible for payment of an annual cash bonus, with a target amount equal to 80% of base salary payable in accordance with the terms of the Management Incentive Plan, based on the Company’s performance. Mr. Jukes is subject to a confidentiality provision and during his employment and for the 3-month period or 6-month period following a termination of his employment, is subject to non-compete and non-solicitation restrictive covenants, respectively. Mr. Jukes’ employment agreement does not provide for any severance

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payments, other than payments for accrued but unused vacation. However, pursuant to his employment agreement, the Company is required to give Mr. Jukes 12 months’ notice of a termination of his employment, although the Company has the option to require him to take “garden leave” during all or any portion of this period, in which case he would continue to receive his compensation and benefits for the garden leave period but not perform work for the Company without authorization.
In connection with his secondment to the Company’s U.S. business at the corporate headquarters in June 2016, the Company agreed in a letter agreement to increase his annual base salary to $550,000 and he became eligible for payment of an annual cash bonus, with a target amount equal to 80% of his base salary and a maximum bonus amount equal to 200% of the target bonus amount. In connection with this secondment, the Company agreed to provide Mr. Jukes with certain special expatriate benefits, including a monthly housing allowance of $4,000 for the greater of 24 months or his secondment at the U.S. business, use of a Company car and tax equalization benefits. This letter agreement also provides severance in the form of a lump sum payment equal to the sum of his annual base salary plus his target bonus if he is terminated without cause by the Company or he resigns for good reason (which will offset any garden leave benefits he is entitled to under his employment agreement), subject to the execution and non-revocation of a release. If he is terminated for death or disability, Mr. Jukes would be paid his target bonus. The secondment will end on the earlier of two months written notice from Mr. Jukes or the Company or the termination of his employment.

Fyrwald Employment Agreement and Resignation Agreement
During his employment in 2016, pursuant to his employment agreement, Mr. Fyrwald was an employee at-will. His employment agreement entitled him to payment of a base salary and he was eligible for payment of an annual cash bonus, with a target amount equal to 125% of base salary and a maximum bonus amount equal to 200% of the target bonus amount. (As described above, Mr. Fyrwald was not paid an annual bonus for 2016 because he resigned during the fiscal year.)
In connection with Mr. Frywald’s resignation, he entered into a resignation agreement and release with the Company dated May 3, 2016. Pursuant to the resignation agreement and release, the Company extended the exercise period for his then vested options to June 1, 2017, in exchange for certain agreed changes to his non-competition and non-solicitation covenants and a release of employee claims.

Oversby Employment Agreement and Separation and Release Agreement
During his employment in 2016, Mr. Oversby was party to an employment agreement with the Company, which provided for payment of base salary and payment of an annual cash bonus. In connection with his relocation from the U.S. to the U.K. in 2016, Mr. Oversby was also eligible for certain special expatriate benefits pursuant to his assignment letter, dated April 24, 2016. In connection with his termination of employment on December 31, 2016, Mr. Oversby entered into a separation and release agreement with the Company. In consideration of Mr. Oversby’s execution and non-revocation of a release of claims against the Company and its affiliates, the separation and release agreement provided for payment of severance consistent with the terms of his employment agreement. This severance payment included the sum of of an amount equal to his current annual salary of $515,000, an amount equal to his target incentive under the Company’s Management Incentive Plan of $412,000, and an additional amount equal to $200,000 in respect of the former energy vertical bonus. Because he worked the entire fiscal year, his full amount earned under the 2016 Management Incentive Plan was payable in accordance with the terms of the plan, as discussed above under “Compensation Discussion and Analysis-Determination of Executive Officer Compensation-Annual Cash Incentives.” Mr. Oversby is subject to a confidentiality provision, and for

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the 18-month period following his termination of employment, is subject to non-compete and non-solicitation restrictive covenants.

2011 Equity Plan and 2015 Equity Plan
The 2011 Equity Plan, 2015 Equity Plan and Award Agreements govern each grant of stock options, restricted stock and restricted stock units, respectively, to the NEOs and provide, among other things, the vesting provisions of the options, restricted stock, restricted stock units and the option term. Annual awards granted under the plans to our NEOs (other than our CEO) generally vest in three or four equal annual installments, subject to continued employment. Those executives who purchased stock under the Stock Incentive Plan also signed certain subscription agreements with these purchases. As of December 31, 2016, approximately 2.6 million shares remained available for future equity award grants under the 2015 Equity Plan. As described above, the 2011 Equity Plan terminated in connection with the initial public offering, except that awards granted under it remain outstanding.

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Outstanding Equity Awards at Fiscal Year End 2016

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units that Have Not Vested ($)(1)
Stephen D. Newlin					52,085(2)	1,477,651
					125,000(3)	3,546,250
					125,000(4)	3,546,250
J. Erik Fyrwald	705,468		23.06	5/31/2017(5)
	188,964		21.08	5/31/2017(5)
Carl J. Lukach	62,988	62,989(6)	23.60	12/8/2024	60,000(7)	1,702,200
					25,000(8)	709,250
David C. Jukes	128,103		19.85	3/28/2021	12,598(10)	357,405
					35,000(7)	992,950
					25,000(8)	709,250
Michael J. Hildebrand	55,697		19.85	3/28/2021	30,000(7)	851,100
	27,871	83,614(9)	20.76	2/18/2025
Stephen N. Landsman	62,989		14.29	8/8/2023	40,000(7)	1,134,800
	100,782		14.53	11/12/2023
	9,291	27,873(9)	20.76	2/18/2025
Christopher Oversby	151,172		21.08	11/30/2022	25,195(10)	714,782
	50,391		14.29	8/8/2023	15,000(7)	425,550

(1)	Closing price of $28.37 per share of Univar common stock on the NYSE on December 31, 2016.

(2)	The award vests in twelve equal installments on each of the first through twelve monthly anniversaries of May 31, 2016.

(3)
The award vests in twelve equal installments on each of the first through twelve anniversaries of May 31, 2016 and the stock price has met or exceeded $25.00 for twenty consecutive trading days with three years to reach performance achievement.

(4)
The award vests in twelve equal installments on each of the first through twelve anniversaries of May 31, 2016 and the stock price has met or exceeded $30.00 for twenty consecutive trading days with four years to reach performance achievement.

(5)
In connection with Mr. Fyrwald’s resignation and in exchange for certain agreed changes to his noncompetition and nonsolicitation covenants and a release of employee claims, his then vested options were extended to June 1, 2017.

(6)	The award vests in four equal installments on each of the first through fourth anniversaries of December 8, 2014, subject to continued employment.

(7)	The award vests in three equal installments on each of the first through third anniversaries of March 5, 2016, subject to continued employment.

(8)	The award vests in one installment on May 31, 2019, subject to continued employment.

(9)	The award vests in four equal installments on each of the first through fourth anniversaries of February 18, 2015, subject to continued employment.

(10)
The award vests in four equal installments on each of the first through fourth anniversaries of February 3, 2014, subject to continued employment. Upon Mr. Oversby's termination of employment on December 31, 2016, 11,428 shares related to this award vested per the terms of his award agreement; the remaining 13,767 shares were forfeited.

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Option Exercises and Stock Vested Table
The following table contains information concerning the exercise of stock options by our named executive officers and vesting of restricted stock and restricted stock unit awards held by them during 2016.

	Option Award		Stock Award
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Stephen D. Newlin			10,416	196,967(1)
			10,416	190,717(2)
			10,416	215,507(3)
			10,416	227,590(4)
			10,417	231,778(5)
			10,417	259,383(6)
			10,417	295,530(7)

David C. Jukes			6,299	73,761(8)

Christopher Oversby	4,480	26,611(9)	12,598	147,523(17)
	841	4,659(10)	11,428	324,212(18)
	4,467	24,747(11)
	18,362	108,899(12)
	3,448	19,940(13)
	18,793	107,325(14)
	98,302	493,451(15)
	52,870	281,730(16)

(1)	Reflects the vesting of a portion of the RSUs granted to Mr. Newlin. The value realized on vesting was calculated based on a per share fair market value of $18.91 on the vesting date of June 30, 2016.

(2)	Reflects the vesting of a portion of the RSUs granted to Mr. Newlin. The value realized on vesting was calculated based on a per share fair market value of $18.31 on the vesting date of July 31, 2016.

(3)
Reflects the vesting of a portion of the RSUs granted to Mr. Newlin. The value realized on vesting was calculated based on a per share fair market value of $20.69 on the vesting date of August 31, 2016.

(4)
Reflects the vesting of a portion of the RSUs granted to Mr. Newlin. The value realized on vesting was calculated based on a per share fair market value of $21.85 on the vesting date of September 30, 2016.

(5)
Reflects the vesting of a portion of the RSUs granted to Mr. Newlin. The value realized on vesting was calculated based on a per share fair market value of $22.25 on the vesting date of October 31, 2016.

(6)
Reflects the vesting of a portion of the RSUs granted to Mr. Newlin. The value realized on vesting was calculated based on a per share fair market value of $24.90 on the vesting date of November 30, 2016.

(7)
Reflects the vesting of a portion of the RSUs granted to Mr. Newlin. The value realized on vesting was calculated based on a per share fair market value of $28.37 on the vesting date of December 31, 2016.

(8)
Reflects the vesting of a portion of the restricted stock granted to Mr. Jukes. The value realized on vesting was calculated based on a per share fair market value of $11.71 on the vesting date of February 3, 2016.

(9)	Reflects the value of the exercise based on the fair market value of $20.23 on the exercise date of September 19, 2016.

(10)	Reflects the value of the exercise based on the fair market value of $19.83 on the exercise date of September 20, 2016.

(11)	Reflects the value of the exercise based on the fair market value of $19.83 on the exercise date of September 20, 2016.

(12)	Reflects the value of the exercise based on the fair market value of $20.22 on the exercise date of September 19, 2016.

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(13)	Reflects the value of the exercise based on the fair market value of $20.07 on the exercise date of September 20, 2016.

(14)	Reflects the value of the exercise based on the fair market value of $20.00 on the exercise date of September 20, 2016.

(15)	Reflects the value of the exercise based on the fair market value of $26.10 on the exercise date of December 16, 2016.

(16)	Reflects the value of the exercise based on the fair market value of $26.41 on the exercise date of December 19, 2016.

(17)
Reflects the vesting of a portion of the restricted stock granted to Mr. Oversby. The value realized on vesting was calculated based on a per share fair market value of $11.71, on the vesting date of February 3, 2016.

(18)
Reflects the vesting of a portion of the restricted stock held by Mr. Oversby upon his separation of employment pursuant to the terms of his restricted stock award agreement. The value realized on vesting was calculated based on a per share fair market value of $28.37 on the vesting date of December 31, 2016.

Pension Benefits
The following table sets forth certain information for the NEOs who participated in the defined benefit pension plans.

Name	Plan Name	Number of Years Credited Service	Present Value Accumulated Benefits		Payments During Last Fiscal Year ($)
Michael J. Hildebrand	Univar Canada Ltd. Pension Plan (DB RPP)	23.50	$505,019	(1)(2)	$0
Michael J. Hildebrand	Supplemental Retirement Plan (DB SBP)	25.00	$855,873	(1)(2)	$0
David C. Jukes	Univar Company Pension Scheme (1978)	9.25	$763,877	(3)(4)	$0

(1)
These figures reflect the estimated present value of Mr. Hildebrand’s pension benefits accrued through December 31, 2016. The figures were calculated using the following key assumptions: liability discount rate of 3.85% per year for the DB RPP and 3.65% per year for the DB SBP, retirement at age 62, rate of salary increases of 0% per year, rate of inflation of 0% per year and mortality in accordance with the 2014 Private Sector Canadian Pensioners’ Mortality (“CPM”) table projected generationally using CPM Improvement Scale B. The data, assumptions and methods are the same as those used for purposes of reporting the defined benefit obligations for Univar Canada Ltd. in the Company’s audited financial statements for the year ended December 31, 2016 that are included in the Company’s Form 10-K filed with the SEC on February 28, 2017.

(2)	The amounts reported for Mr. Hildebrand have been converted from Canadian dollars using the 2016 average monthly conversion factor of 0.728.

(3)
This figure reflects the estimated present value of Mr. Jukes' pension benefits accrued through December 31, 2016. This figure was calculated using the following assumptions: mortality of zero prior to retirement age, benefit commencement at normal retirement age of 60, all other data, assumptions, methods, and provisions are the same as those used for the ASC715 year-end disclosures for the Univar Company Pension Scheme (1978).

(4)	The amount reported for Mr. Jukes has been converted from British pounds using the 2016 average monthly conversion factor of 1.384.

Mr. Hildebrand participates in the Univar Canada Ltd. Pension Plan (DB RPP) and the Univar Canada Ltd. Supplemental Retirement Plan (DB SBP). Commencing July 1, 2015, service accruals ceased under the DB RPP and all future service accrues under a defined contribution provision of the Canada Pension Plan (CPP). Future salary increases continue to be reflected in the legacy DB RPP.

The DB RPP is a registered pension plan and provides for a pension payable at normal retirement equal to 1.25% of the best average five years’ earnings (“BAE5”) up to the final three

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year’s average earnings (“AMPE3”) recognized under the CPP, plus 1.75% of the BAE5 which is excess of the AMPE3, all multiplied by the years of plan service.
The DB SBP is a supplemental pension plan which provides for the benefits which would have been payable from the DB RPP had service not ceased to accrue under the DB provision after July 1, 2015 and if the maximum pension regulations under the Income Tax Act did not apply. The DB SBP provides for a pension payable at normal retirement equal to 1.25% of the best average five years’ earnings (BAE5) up to the final three year’s average earnings (AMPE3) recognized under the CPP plus 1.75% of the BAE5 which is in excess of the AMPE3, all multiplied by the years of plan service. The benefits payable from the DB SBP are offset by the benefits payable under the DB RPP and the monthly pension which could be provided, based on the advice of an actuary, from the DC RPP.
Mr. Jukes participates in a frozen tax-qualified defined benefit plan that the Company maintains, the Univar Company Pension Scheme (1978). Mr. Jukes was a participating member until August 31, 2000. He is now a deferred member in this plan. Effective November 31, 2010, accrued benefits for all members under the retirement plan were frozen and no further benefits were accrued by any participant after this date. All participants are vested in the retirement plan. Upon normal retirement (age 60 for Mr. Jukes), a participant will receive an accrued benefit in the form of a monthly benefit payable as a single life annuity equal to 2% of their annual compensation (averaged over the highest three consecutive years in the previous ten years if greater) multiplied by the participant’s years of service. Compensation for the purposes of the retirement plan reflects compensation received while a participating employee, including overtime. There is also a 50% survivor annuity and the option of taking cash from the plan in lieu of the single life annuity.

Nonqualified Deferred Compensation for Fiscal Year 2016
The following table sets forth certain information for the NEOs who participated in the Univar USA Inc. Supplemental Valued Investment Plan.

Name	Executive Contributions in Last Fiscal Year ($) (1)	Company Contributions in Last Fiscal Year ($) (2)	Aggregate Earnings in Last Fiscal Year ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($) (4)
Stephen D. Newlin	65,571	112,989	1	0	23,692
J. Erik Fyrwald	20,308	19,415	112,025	0	887,915
Carl J. Lukach	29,238	24,994	467	0	7,559
Stephen N. Landsman	0	11,845	35,444	0	544,966
Christopher Oversby	128,337	28,541	33,703	0	411,521

(1)
Amounts in this column include contributions associated with base salary and bonus amounts earned in 2016. These amounts are also included in “Salary”, "Bonus" and/or “Non-Equity Incentive Plan Compensation” for fiscal year 2016 in the Summary Compensation Table.

(2)
Amounts in this column are included in “All Other Compensation” for fiscal year 2016 in the Summary Compensation Table. Company contributions associated with the 2015 bonus, paid in 2016, are not included in this column because that bonus was accrued in respect of 2015 service. Contributions associated with the 2016 bonus, paid in 2017, are included because that bonus was accrued in respect of 2016 service.

(3)
The aggregate earnings represent the market value change during fiscal year 2016 of the Deferred Compensation Plan. Because the earnings are not preferential or above-market, they are not included in the Summary Compensation Table.

(4)	Amounts in this column represent December 31, 2016 account balances without consideration for 2016 accrued contributions.

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Univar’s unfunded, non-qualified deferred compensation plan, the Univar USA Inc. Supplemental Valued Investment Plan (“SVIP”) allows the NEOs, other than Mr. Jukes and Mr. Hildebrand (who are employed outside the U.S.), and other highly compensated employees to defer up to 75% of eligible earnings that cannot be deferred under the 401(k) plan due to IRS covered compensation limits. Eligible earnings include salary and wages, including bonuses and participant deferrals under the SVIP, but do not include equity awards under the Equity Incentive Plan, relocation expenses, any other deferred compensation, welfare benefits (including severance payments) or other special payments. The SVIP provides an employer match of 100% of participant contributions, up to an aggregate of 4% of eligible compensation contributed by the participant to the Company’s 401(k) plan and SVIP combined. The employer matching contribution is immediately 100% vested. Participants are also eligible to receive additional retirement contributions from Univar equal to an aggregate of 4% of eligible compensation. If the participant exceeds the applicable compensation limit, employer retirement contributions on compensation above the limit are made to the SVIP. This additional contribution “cliff vests” upon the participant’s completion of three years of employment with Univar. The additional retirement contributions to both the 401(k) plan and the SVIP are made on behalf of eligible employees regardless of the employee’s contributions.
The amount of earnings that a SVIP participant receives depends on his or her investment elections for deferrals. Plan accounts are distributed on the first to occur of the participant’s death, permanent disability, or separation from service with the Company in a single lump sum either (a) in the month of January immediately following the calendar year in which the distribution event occurs, or (b) if the participant has so elected prior to the calendar year in which the distribution event occurs, at a future date specified by the participant not less than five years from the January 31st immediately following the calendar year in which the distribution event occurs.

Potential Payments Upon Termination or a Change in Control
Severance Payments
The information below describes and quantifies certain compensation that would have become payable to the NEOs (other than Mr. Fyrwald and Mr. Oversby who separated from the Company during 2016) under plans and the NEOs’ respective employment agreements in existence at the end of fiscal year 2016 as if the NEOs’ employment had been terminated on December 31, 2016, given the respective NEO’s compensation and service levels as of such date and, where applicable, based on the fair market value of the Company’s common stock on that date. These benefits are in addition to benefits available generally to salaried employees, such as distributions under the 401(k) savings plans, disability benefits and accrued vacation benefits.
Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, the stock price and the executive’s age.
Mr. Fyrwald resigned on May 31, 2016 and was not paid any severance, and accordingly, Mr. Fyrwald is not reflected in the information and tables below. Pursuant to his separation, the Company extended the exercise period for his vested stock options to June 1, 2017, as discussed above in "Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table-Employment Agreements." Mr. Oversby’s employment with the Company terminated on December 31, 2016, and amounts and information disclosed below reflect actual amounts paid to Mr. Oversby upon his separation in accordance with his employment agreement and separation and release agreement. See “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table-Employment Agreements” for more information regarding the terms of Mr. Oversby’s separation and release agreement, including amounts paid upon his separation.

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For our other NEOs, pursuant to their respective employment agreements as in effect on December 31, 2016, in the event the NEO's employment had been terminated by the Company without “cause” or by the NEO for “good reason”, and in the event of death or disability with respect to the NEOs, in each case occurring on December 31, 2016, the last day of fiscal 2016, Messrs. Newlin, Lukach, and Landsman would have been entitled to the severance payments set forth below except that Mr. Newlin will not be paid severance if we terminate his employment as a result of a succession process (as defined in his employment agreement). Since the termination date is assumed to be December 31, 2016, the prorated target bonus is equal to the target bonus for the full year. As described above, Mr. Hildebrand is not party to an employment agreement but he is entitled to payments under Canadian law. For a description of the potential payments upon a termination pursuant to the employment agreements with these NEOs, see “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements.” For a description of the consequences of a termination of employment or a change in control for the stock options, RSUs and/or restricted stock granted to NEOs under the 2011 Equity Plan or 2015 Equity Plan, see the disclosure that follows the table below.

Cash Severance

Name	Termination due to Death or Disability ($)		Termination Without Cause by the Company or by the NEO for Good Reason ($)
Stephen D. Newlin	0		2,600,000	(2)
Carl J. Lukach	400,000	(1)	900,000	(3)
David C. Jukes	440,000	(1)	990,000	(3)
Michael J. Hildebrand	0		605,696	(4)
Stephen N. Landsman	340,000	(1)	765,000	(3)
Christopher Oversby	0		1,127,000	(5)

(1)	Represents a lump sum cash payment equal to the target bonus for the year of termination.

(2)
Represents the sum of (i) his annual base salary plus (ii) his target bonus amount, payable in 12 monthly installments, provided that his employment is not terminated as a result of a succession process (as defined in his employment agreement).

(3)	Represents a lump sum cash payment equal to the sum of (i) his annual base salary plus (ii) his target bonus amount.

(4)
Represents required payment under Canadian law of a lump sum cash payment equal to the sum of two times his annual base salary. Amounts converted from Canadian dollars to U.S. dollars at a rate of 0.728.

(5)
Represents actual amount of severance paid to Mr. Oversby in connection with his termination of employment on December 31, 2016, which is the sum of (i) his annual base salary, (ii) an amount equal to his prior period target incentive of 80% salary under the Company’s Management Incentive Plan and (iii) an additional amount equal to $200,000 in respect of the former energy vertical bonus.

Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change in Control
Awards Granted under the 2015 Equity Plan.
Treatment of RSUs Granted to NEOs upon Termination of Employment. Pursuant to the 2015 Equity Plan (and RSU award agreements under the 2015 Equity Plan), with respect to RSUs held by our NEOs (other than Mr. Newlin), in the event the NEO’s employment terminates for any reason other than “cause”, death or disability (each as defined in the 2015 Equity Plan), all unvested RSUs will be forfeited. If the NEO’s employment is terminated by reason of the participant’s death or disability, any RSUs that are unvested would vest on a pro rata basis, in an amount equal to the product of (x) the number of unvested RSUs then held by the executive that would have vested if the

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NEO’s employment had continued until the next following anniversary of the grant date multiplied by (y) a fraction, the numerator of which is the number of days that have elapsed from the later of the grant date or the most recent anniversary of the grant date and the denominator of which is 365. In the event of the NEO’s termination for “cause”, all unvested and unpaid RSUs will immediately be forfeited and canceled. With respect to RSUs granted to Mr. Newlin in 2016, if his employment is terminated for any reason other than death or disability, all of his unvested RSUs granted in 2016 will be forfeited. If he dies or becomes disabled before the first anniversary of the grant date, all unvested RSUs in the tranche that is exclusively time-based will vest.
Treatment of RSUs Granted to NEOs upon Change in Control. Pursuant to the 2015 Equity Plan, upon a future “change in control” (as defined below), unvested RSUs held by our NEOs (other than Mr. Newlin) would be assumed and/or replaced in a change in control having the same or better terms and conditions, and would continue their normal vesting schedules, unless the NEO’s employment were to be terminated without “cause” or for “good reason” within eighteen (18) months after the change in control or three (3) months preceding the change in control, in which case each unvested award would immediately vest. If our Board of Directors determines that such RSUs will not be assumed and/or replaced with substitute awards, unvested RSUs will vest and be cancelled for the same per share payment made to the shareholders in the change in control. All RSUs granted to Mr. Newlin in 2016 that are exclusively time-based will vest upon a change in control, and the performance-based RSUs for which the stock price condition was satisfied will vest upon a change in control. Otherwise, upon a change in control, Mr. Newlin’s unvested RSUs will be treated in the manner prescribed in the 2015 Equity Plan, as described above. Under the 2015 Equity Plan, “change in control” is generally defined as:

•
any transaction that would result in the direct or indirect beneficial ownership by any person, entity or “group” (as defined in Section 13(d) of the Exchange Act, as amended), excluding the Company, any of its subsidiaries, any of the Company’s or it’s subsidiary’s employee benefit plan, and CD&R Univar Holdings, L.P. or any of its affiliates (and any “group” that includes any of the foregoing and any member of such group), or any affiliates of any of the foregoing, of more than 50% of the combined voting power of the Company’s then outstanding voting securities; excluding an acquisition immediately following which CD&R Univar Holdings, L.P. owns at least 10% of the outstanding shares of Company stock;

•	within any 12-month period, the persons who were members of the Board of Directors at the beginning of such period cease to constitute at least a majority of the Board of Directors; or

•
the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of the Company.

Awards Granted under the 2011 Equity Plan.
Treatment of Options upon Termination of Employment. Pursuant to the terms of the 2011 Equity Plan (and Stock Option Agreements under the 2011 Equity Plan), if an NEO’s employment is terminated without “cause” or by the NEO for “good reason” (as defined in his employment agreement), then a pro-rated number of outstanding unvested options for the subject year granted prior to the initial public offering (based on the NEO’s period of service prior to termination) will accelerate and become vested, and any remaining options will be forfeited. Upon a termination due to the executive’s death or disability, all unvested options will vest immediately. Upon a termination of employment by the NEO without good reason, all unvested options will be forfeited. Upon a termination of employment for cause, all options granted prior to the initial public offering (whether vested or unvested) terminate immediately. Any options granted prior to the initial public offering that

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are not vested or do not vest as of the date of termination will be forfeited. Following a termination of employment, outstanding vested options granted prior to the initial public offering remain exercisable for 90 days (180 days if the termination was due to death, disability or retirement) or, if sooner, prior to the options’ normal expiration date.
Treatment of Restricted Stock upon Termination of Employment. Pursuant to the terms of the 2011 Equity Plan (and restricted stock agreements under the 2011 Equity Plan), if an NEO’s employment is terminated by the Company without “cause” or by the NEO for “good reason” (each as defined in his employment agreement) or due to an NEO’s death or disability, then a pro-rated number of outstanding unvested shares of restricted stock granted prior to the initial public offering for the subject year (based on the executive’s period of service prior to termination) will accelerate and become vested, and any remaining shares will be forfeited. If an NEO’s employment is terminated by the Company for cause or by him without good reason, all the NEO’s unvested restricted stock will be forfeited. As of December 31, 2016, of the NEOs, only Mr. Jukes held unvested restricted stock granted under the 2011 Equity Plan.
Treatment of 2011 Equity Plan Awards upon Change in Control. Under the 2011 Equity Plan, unless provided otherwise in the individual award agreements (as is the case for the stock option grant to Mr. Lukach in 2014), if the Company undergoes a “change in control”, as defined below, (i) stock options will generally accelerate and be canceled in exchange for a cash payment equal to the change in control price per share minus the exercise price of the applicable option, unless the Committee elects to provide for alternative awards in lieu of cancellation and payment, and (ii) shares of restricted stock will vest and become non-forfeitable. Under the 2011 Equity Plan, a “change in control” is generally defined as the first to occur of the following events:

•
the acquisition by any person, entity or “group” (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than any such acquisition by the Company, any of its subsidiaries, any associate benefit plan of the Company or any of its subsidiaries, or by CD&R Univar Holdings, L.P. or any of its affiliates, excluding an acquisition immediately following which CD&R Univar Holdings, L.P. owns at least 10% of the outstanding shares of Company stock;

•	within any 12-month period, the persons who were members of the Board of Directors at the beginning of such period cease to constitute at least a majority of the Board of Directors; or

•
the sale, transfer or other disposition of all or substantially all of the Company’s assets to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of the Company.

As described above, assuming a termination of employment or change in control on December 31, 2016, certain of our NEOs would have received benefits from the accelerated vesting of equity awards in the following amounts:

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Name	Termination due to Death or Disability(1) ($)	Termination Without Cause or for Good Reason(2) ($)	Change in Control(1)(3) ($)

Stephen D. Newlin	1,477,651	0	1,477,651
Carl J. Lukach	615,991	9,468	2,711,908
Stephen N. Landsman	373,143	61,215	1,346,914
Michael J. Hildebrand	417,589	183,622	1,487,403
David C. Jukes	573,585	162,049	2,059,605
Christopher Oversby(4)	n/a	324,212	n/a

(1)
For Messrs. Lukach, Hildebrand, Landsman and Jukes, the amounts represent the value of the stock options (and, for Mr. Jukes, the value of the restricted stock) that would have vested pursuant to the 2011 Equity Plan and applicable award agreements, and the value of the RSUs that would have vested pursuant to the 2015 Equity Plan and applicable award agreements, in each case as of December 31, 2016, calculated as follows: the number of awards held by the employee that would have vested if employment with the Company had continued until the next anniversary date multiplied by a fraction where the numerator is number of days from the anniversary of the grant date to December 31 and the denominator is 365. As described above, for Mr. Newlin, the amounts reflected in the table include the value of all unvested amounts of RSUs in the tranche that is exclusively time-based. All values were determined using the $28.37, the closing stock price at December 30, 2016.

(2)
For Messrs. Lukach, Hildebrand, Landsman and Jukes, these amounts represent the value of the stock options (and, for Mr. Jukes, the value of the restricted stock) that would have vested pursuant to the 2011 Equity Plan and applicable award agreements as of such date, calculated as follows: the number of awards held by the employee that would have vested if employment with the Company had continued until the next anniversary date multiplied by a fraction where the numerator is number of days from the anniversary of the grant date to December 31 and the denominator is 365. Values were determined using $28.37, the closing stock price at December 30, 2016. Any outstanding RSUs under the 2015 Equity Plan do not accelerate due to a termination of employment without Cause or Good Reason alone without a preceding change in control.

(3)
For Messrs. Lukach, Hildebrand, Landsman, Jukes and Oversby, all restricted stock awards and stock options outstanding under the 2011 Equity Plan vest upon a change in control. For Mr. Newlin’s RSUs granted in 2016 under the 2015 Equity Plan, all unvested RSUs that are exclusively time-based would have vested upon a change in control and the performance-based RSUs for which the stock price condition was satisfied would have vested upon a change in control. For the NEOs other than Mr. Newlin, unvested RSUs granted under the 2015 Equity Plan will not automatically vest as a result of the change in control; these unvested awards would continue their normal vesting schedules, unless the NEO’s employment were to be terminated without “cause” or for “good reason” within eighteen (18) months after the change in control or three (3) months preceding the change in control. Values were determined using $28.37, the closing stock price at December 30, 2016.

(4)
Amounts reported for Mr. Oversby reflect the actual treatment of his outstanding equity upon his termination of employment on December 31, 2016, including the vesting of 11,428 shares of restricted stock pursuant to the terms of his restricted stock award agreement. Any unvested equity held by Mr. Oversby at the time of his termination of employment, including awards that did not vest upon his termination pursuant to the terms of his award agreements and all of his RSUs granted in 2016 under the 2015 Equity Plan, were forfeited effective as of December 31, 2016.

Treatment of Non-Qualified Deferred Compensation on Termination
In the event that an NEO’s employment with the Company is terminated for any reason, the NEO will receive the balance of his deferred compensation account in accordance with the terms of the SVIP. The balance of each NEO’s deferred compensation account as of the end of fiscal year 2016 is set forth in the table above titled “Nonqualified Deferred Compensation for Fiscal Year 2016.”

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Compensation of Directors

Name	Fees Earned or Paid in Cash $ (1)	Stock Awards $ (2)		Option Awards $	Change in Pension Value and Non Qualified Deferred Compensation Earnings $		All other Compensation $		Total $

Mark J. Byrne	77,500	100,013						(3)	177,513
Daniel P. Doheny	52,083	200,007							252,090
Richard P. Fox	97,500	100,013			74,566	(4)			197,513
Lars Haegg	—	—	(5)						—
Richard Jalkut	24,306	—	(6)						24,306
George Jaquette	—	—	(7)						—
Edward J. Mooney	23,118	169,387							192,505
Stephen D. Newlin (8)	—	—							—
Christopher D. Pappas	78,333	100,013							178,346
Stephen W. Shapiro	—	100,013	(9)						100,013
Christopher Stadler	44,220	—	(5)						44,220
William S. Stavropoulos	87,500	100,013							187,513
Juliet Teo	72,250	100,013	(10)						172,263
Robert L. Wood	23,118	169,387							192,505
David H. Wasserman	87,500	100,013	(11)						141,568

(1)	Represents the Director retainer fees earned in 2016.

(2)
The amounts in this column represent the grant date fair value of restricted stock awarded (rounded up to the nearest full share) for the annual director retainer and new director grants in accordance with the Directors Compensation Policy in effect at the time of grant. Mr. Doheny received a new director grant. The annual director retainer for Mr. Mooney and Mr. Wood was prorated for their October 5, 2016 start date. The following restricted stock awards were at a fair value of $16.68 per share: Mr. Byrne (5,996 shares); Mr. Doheny (10,707 shares); Mr. Fox (5,996 shares); Mr. Newlin (5,996 shares); Mr. Pappas (5,996 shares); Mr. Shapiro (5,996 shares); Ms. Teo (5,996 shares); and Mr. Wasserman (5,996 shares). The following restricted stock awards were at a fair value of $22.70 per share: Mr. Mooney (7,462 shares); and Mr. Wood (7,462 shares).

(3)
Mr. Byrne was also an employee of the Company though January 31, 2015 and entered into a consulting agreement. He earned $249,996 as compensation for these consulting services in 2016. Mr. Byrne has 251,953 vested options outstanding and unexercised.

(4)
Amount reported represents the actuarial increase of the benefit that Mr. Fox has in his defined benefit pension plan arrangement during the last fiscal year, based on measurement dates of December 31, 2015 and December 31, 2016. The actual amount is $74,556. This increase is primarily due to the decrease in the discount rate from 4.68% to 4.36%. This figure was calculated using the following assumptions: (1) mortality of zero prior to retirement age, (2) benefit

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commencement at age 80, which is the first age Mr. Fox is eligible to receive unreduced benefits and (3) all other data, assumptions, methods and provisions are the same as those described in Note 8 to the “Employee Benefit Plans to Univar's audited consolidated financial statements for the year ended December 31, 2016 included in Univar's 10-K filed with the SEC on February 28, 2017. See the narrative below for more information on Mr. Fox’s pension benefit.

(5)
Cash awards for Mr. Haegg and Mr. Stadler were assigned to CVC Capital Partners Advisory (US) Inc. Mr. Haegg and Mr. Stadler did not receive equity awards in 2016. Mr. Haegg and Mr. Stadler resigned on August 18, 2016.

(6)	Mr. Jalkut did not stand for re-election at the May 5, 2016 annual meeting of shareholders.

(7)	Mr. Jaquette resigned from the Board of Directors on March 28, 2016.

(8)
Mr. Newlin was appointed President and Chief Executive Officer of Univar Inc. effective June 1, 2016, and as of that date became an employee director. Mr. Newlin's compensation for 2016 services as a director is included in the summary compensation table, as required by SEC rules.

(9)	CD&R Univar Holdings L.P. waived Mr. Shapiro's cash retainer, and his director restricted stock awards are assigned to Clayton, Dubilier & Rice, LLC.

(10)	Cash awards to Ms. Teo have been assigned to Temasek International Ltd. Restricted awards to Ms. Teo have been assigned to Dahlia Investments Pte. Ltd.

(11)	Cash and restricted stock awards for Mr. Wasserman are assigned to Clayton, Dubilier & Rice, LLC.
In 2016, each of the non-employee directors, with the exception of one non-employee director for CD&R and one from CVC, received an annual cash retainer in an amount equal to $70,000 per annum through November 4, 2016, and in an amount equal to $100,000 per annum effective as of November 4, 2016, and an annual award of restricted stock with a fair market value equal to $100,000 on the date of grant. This annual grant of restricted stock is made on the day of the Company’s annual meeting. Effective January 1, 2017, the value of the annual grant of restricted stock will be $120,000. In addition, new non-employee directors upon commencement of board service receive a fair market value grant equal to $100,000. In 2016, new non-employee directors, Messrs. Doheny, Mooney and Wood each received a one-time award of restricted stock with a fair market value equal to $100,000. Restricted stock granted to the Company’s non-employee directors will vest in full on the Company’s annual meeting date. Non-employee directors may also elect to convert all or a portion of their annual cash retainers into unrestricted shares of the common stock. In 2016, restricted stock grants to the non-employee directors were granted under the 2015 Equity Plan; in 2017 and later years, restricted stock grants to our non-employee directors will be granted under the 2017 Equity Plan (as defined below), subject to shareholder approval of the plan. Messrs. Wasserman and Shapiro assigned all of the compensation each of them would have received for his services as a director to Clayton, Dubilier & Rice, LLC.
Additionally, under this program, a non-employee director appointed to serve as the chair of the Audit Committee will receive an additional annual cash retainer of $20,000. A non-employee director appointed to serve as the chair of the Compensation Committee or the Nominating and Corporate Governance Committee will receive an additional annual cash retainer of $10,000.

In addition, at age 80, Mr. Fox will become entitled to a monthly benefit of $6,815 commencing on the first of the month after his 80th birthday and continuing until the first of the month prior to his death, pursuant to the Univar USA Inc. Supplemental Retirement Plan. Under certain conditions, Mr. Fox’s spouse may become entitled to this benefit if she survives him. This annuity was provided to Mr. Fox in December 2007 in connection with his first year of service as a director.
Effective February 1, 2015, Mr. Byrne resigned as an active employee and entered into a consulting contract with the Company. Under the terms of that contract Mr. Byrne received a monthly stipend and provides strategic consulting services to the Company’s Executive team primarily in the area of Basic Chemical Solutions. Effective February of 2016, Mr. Byrne’s consulting contract ended, he remains as a member of the Company’s Board of Directors.

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The Company did not pay any additional remuneration for director service to Mr. Fyrwald during his tenure as CEO or to Mr. Newlin since May 31, 2016 when he was appointed CEO, except that Mr. Newlin retained his annual equity award granted to him for his 2016 director service.
All directors are reimbursed for reasonable travel and lodging expenses incurred to attend meetings of the Board of Directors or a committee thereof.
Prior to the investment by CD&R in the Company, Mr. Fox purchased common and preferred shares of certain of the Company’s affiliates at the time, Ulysses Luxembourg and Ulysses Finance, which are controlled by CVC affiliates. All interests under this program were purchased from Mr. Fox when the CVC Affiliates sold its remaining interests in the Company in August 2016.
The Company has entered into indemnification agreements with each of its directors. Under those agreements, the Company will agree to indemnify each of these individuals against claims arising out of events or occurrences related to that individual’s service to the fullest extent legally permitted. The Company also maintains Director & Officer Liability Insurance which benefits the directors.
Compensation Committee Interlocks and Insider Participation
As of December 31, 2016, the Compensation Committee was comprised of the following three non-employee directors: David H. Wasserman (Chair), Christopher D. Pappas, and Edward J. Mooney. For a portion of 2016, Richard P. Fox, William S. Stavropoulos, Stephen Newlin (prior to his appointment as Chief Executive Officer), and Christopher J. Stadler (prior to his resignation from our Board of Directors), also served as members of the Compensation Committee. During 2016, no members of the Compensation Committee served as an officer or employee of the Company or any of its subsidiaries, other than Mr. Newlin who served as President and Chief Executive Officer after he was no longer a member of the committee. In addition, during 2016, no executive officer of the Company served as a director or as a member of the compensation committee of a company (i) whose executive officer served as a director or as a member of the Compensation Committee and (ii) which employed a director of the Company.

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PROPOSAL 3: VOTE, ON AN ADVISORY BASIS, REGARDING THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS
(Item 3 on the Proxy Card)
As required by Section 14A of the Exchange Act, the Board is providing the Company’s shareholders with the opportunity to vote on a resolution, on an advisory basis, regarding the compensation of the Company’s executive officers listed in the Summary Compensation Table on page 57 of this Proxy Statement (typically referred to as a “say-on-pay” vote). The language of this resolution is as follows:
“RESOLVED, that stockholders approve, on an advisory basis, the compensation paid to the executive officers of Univar Inc., as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and related disclosures.”
In considering their vote, shareholders may wish to review with care the information on the Company’s compensation policies and decisions regarding the named executives presented in Compensation Discussion and Analysis starting on page 39, as well as the discussion regarding the Compensation Committee on page 14.
The Board proposes that you indicate your support of executive compensation of the executive officers described in this Proxy Statement, including the Compensation Discussion and Analysis section, by recommending that you vote “FOR” the Company’s executive compensation program by approving the above advisory resolution. Although the advisory say-on-pay vote is non-binding, the Compensation Committee and the Board of Directors will consider the outcome of the vote in making executive compensation determinations.

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PROPOSAL 4: APPROVAL OF THE UNIVAR INC. 2017 OMNIBUS EQUITY INCENTIVE PLAN
(Item 4 on the Proxy Card)

Our Board of Directors adopted and recommended for approval to our stockholders the Univar Inc. 2017 Omnibus Equity Incentive Plan (the “2017 Equity Plan”). If approved by our stockholders, the 2017 Equity Plan will replace the Univar Inc. 2015 Omnibus Equity Incentive Plan (the “2015 Equity Plan”), which was adopted in connection with the Company’s initial public offering and under which, since the IPO, we have granted equity-based incentive awards to directors, officers and employees. The 2017 Equity Plan is being adopted in order to, among other things, increase the number of shares available for incentive awards to attract and retain top talent, provide for the deductibility of performance-based equity compensation granted to senior level management and bring our equity compensation practices in line with public companies operating in our industry.
Our Board of Directors believes that granting equity awards to our employees aligns the interests of the employees of the Company with its stockholders and that it would be in the best interests of the Company and its stockholders to continue to make such grants. As of March 8, 2017, 1,222,760 shares remained available for issuance under the 2015 Equity Incentive Plan. We believe that this remaining amount is insufficient to meet our equity compensation requirements for 2017 and coming years.
Accordingly, our Board of Directors has approved the 2017 Equity Plan, subject to stockholder approval at the Annual Meeting, to provide for the grant of equity-based incentive awards representing up to 6,000,000 additional shares under the plan to our directors, officers and employees. The available reserve under the 2015 Equity Plan at such time will be transferred to the 2017 Equity Plan, along with certain awards that are cancelled in the future. Assuming the available reserve under the 2015 Equity Plan as of March 8, 2017, the total number of shares that will be available under the 2017 Equity Plan will be 7,222,760 (ignoring any additions for the cancellation of awards previously granted under the 2015 Equity Plan). If the 2017 Plan is approved by our stockholders, no additional awards will be made after the date of its approval under the 2015 Equity Plan, though awards previously granted under the 2015 Equity Plan will remain outstanding in accordance with their terms.
Stockholder approval of the 2017 Equity Plan will also act as stockholder approval of the material terms of the performance goals under which performance-based compensation is to be paid under the plan to obtain the deduction available under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) for performance-based compensation.
If our stockholders approve the 2017 Equity Plan, it will allow us to use the shares available under the plan to retain and hire key employees who we expect to assist the Company in achieving its corporate and financial goals, including increasing intrinsic value on a per share basis, while also affording us the opportunity to qualify for a federal income tax deduction under Section 162(m) of the Code for certain performance-based compensation paid under the 2017 Equity Plan.
Section 162(m) of the Code places a limit of $1 million per person on the amount the Company may deduct in any one year for compensation paid to its Chief Executive Officer and the next three highest compensated officers (other than the Chief Financial Officer). However, Section 162(m) of the Code generally allows a company to deduct stockholder-approved performance-based compensation without limitation, subject to specified terms and conditions. The Company intends that, subject to stockholder approval of the performance goals in the 2017 Equity Plan, options and stock appreciation rights and other performance-based awards made pursuant to the 2017 Equity Plan will qualify as performance-based compensation not subject to Code

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Section 162(m)’s $1 million deductibility cap. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation will be fully deductible in all circumstances, and the Company reserves the right in all cases to pay compensation that it determines to be appropriate even if that compensation is not deductible. If the 2017 Equity Plan is not approved by the stockholders, certain equity awards to employees covered by Section 162(m) of the Code that we would intend to grant in the future will not qualify as performance-based compensation under Section 162(m) of the Code.
In addition, we are proposing to apply certain new terms to future awards granted under the 2017 Equity Plan that are different than the features of the 2015 Equity Plan, including a requirement of a minimum service period of one year as a condition for the vesting of all awards under the 2017 Equity Plan (subject to certain exceptions) and a limitation on the recycling of shares authorized under the 2017 Equity Plan, as described below.
A description of the material provisions of the 2017 Equity Plan is set forth below. The statements made in this Proposal 4 concerning terms and provisions of the 2017 Equity Plan are summaries and do not purport to be a complete recitation of the 2017 Equity Plan’s provisions. These statements are qualified in their entirety by express reference to the full text of the 2017 Equity Plan, a copy of which is attached to this proxy statement as Annex A and is incorporated by reference herein.
The following table sets forth the number of shares authorized for future issuance under the 2015 Equity Plan along with the equity dilution represented by the additional shares that will become available for future awards under the 2017 Equity Plan as a percentage of the shares of the Company’s common stock outstanding on March 8, 2017.
Upon stockholder approval of the 2017 Equity Plan, there will be no new shares granted from the 2015 Equity Plan, even if shares remain available in the 2015 Equity Plan (as described above). Instead, the share reserve then available under the 2015 Equity Plan will become available under the 2017 Equity Plan.
Share Authorization

	Total Shares Available under Equity Plans	Equity Dilution: Percent of Outstanding Shares of Common Stock(1)
Shares authorized for future awards under the 2015 Equity Plan as of March 8, 2017	1,222,760	0.9%
Additional shares that will become available under the 2017 Equity Plan	6,000,000	4.3%
Total shares authorized for future awards after stockholder approval of the 2017 Equity Plan (ignoring permitted recycling of cancelled shares)	7,222,760	5.2%
(1) Uses shares of common stock outstanding of 139,846,144 shares as of February 10, 2017, as reported in our Annual Report on Form 10-K for the year ended December 31, 2016.
Assuming the 2017 Equity Plan were approved by our stockholders as of March 8, 2017, our equity overhang, which represents the potential dilution to which our stockholders are exposed as a result of stock-based compensation that may be awarded, would be 8.6% (calculated as the total number of shares granted and outstanding under the Univar Inc. 2011 Stock Incentive Plan (the “2011 Equity Plan”), 2015 Equity Plan and 2017 Equity Plan (collectively, the “Equity Plans”), plus shares available for future grants under our Equity Plans, divided by the shares of the Company’s common stock then outstanding).

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Summary of the Material Terms of the Univar Inc. 2017 Omnibus Equity Incentive Plan
Purpose. The purposes of the 2017 Equity Incentive Plan are (1) to further the growth, development and financial success of the Company and its subsidiaries, by providing additional incentives to employees, consultants and directors of the Company and its Subsidiaries by assisting them to become owners of Company common stock, thereby benefiting directly from the growth, development and financial success of the Company and its subsidiaries, and (2) to enable the Company and its subsidiaries to obtain and retain the services of the type of professional and managerial employees, consultants and directors considered essential to the long-range success of the Company and its subsidiaries by providing and offering them an opportunity to become owners of Company common stock pursuant to the awards granted under the 2017 Equity Plan.
Administration. Our Board of Directors will have the authority to interpret the terms and conditions of the 2017 Equity Plan, to determine eligibility for and terms of awards for participants and to make all other determinations necessary or advisable for the administration of the 2017 Equity Plan. Our Board of Directors has delegated its authority for the 2017 Equity Plan to its Compensation Committee (which is referred to below as the “Administrator”). To the extent consistent with applicable law, the Administrator may further delegate the ability to grant awards for non-executive officers to our Chief Executive Officer or other officers of the Company. In addition, subcommittees may be established to the extent necessary to comply with Section 162(m) of the Code, or Rule 16b-3 under the Securities Exchange Act of 1934, as amended.
Eligible Award Recipients. Our directors, officers, other of our employees and consultants will be eligible to receive awards under the 2017 Equity Plan.
Awards. Awards under the 2017 Equity Plan may be made in the form of stock options, which may be either incentive stock options or non-qualified stock options; stock purchase rights; restricted stock; restricted stock units; performance shares; performance units; stock appreciation rights (“SARs”); dividend equivalents; deferred share units; and other stock-based awards.
Shares Subject to the 2017 Equity Plan. Subject to adjustment as described below, a total of 6,000,000 shares plus the shares available for grant under the 2015 Equity Plan at the time of the shareholder approval of the 2017 Equity Plan will be available for issuance under the 2017 Equity Plan, plus any shares that become available after such date upon specified cancellations of awards described below. Shares issued under the 2017 Equity Plan may be authorized but unissued shares or shares reacquired by us.
During any period that Section 162(m) of the Code is applicable to us, the following individual award limitations will apply under the 2017 Equity Plan:
(1) the maximum number of stock options, SARs or other awards based solely on the increase in the value of common stock that a participant may receive in any year is 2,500,000;
(2) a participant may receive a maximum of 1,500,000 performance shares, performance units or performance-based dividend equivalents in any year;
(3) the maximum dollar value on the grant date of performance units granted to a participant during any year may not exceed U.S. $10,000,000; and
(4) the maximum dollar value on the grant date of awards granted to a director during any year may not exceed U.S. $500,000.

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Any shares of common stock covered by an award, or portion of an award, granted under the Equity Plans that terminates, is forfeited, is repurchased, expires or lapses for any reason will again be available for the grant of awards under the 2017 Equity Plan. However, under the 2017 Equity Plan (as a change from the 2015 Equity Plan), shares will not again be available for issuance if such shares are tendered or withheld to satisfy the grant or exercise price or tax withholding obligations pursuant to any award under an Equity Plan, or if such shares are covered by a stock-settled SAR or other Equity Plan award that were not issued upon settlement of such award. The 2017 Equity Plan will permit us to issue replacement awards to employees of companies acquired by us, but those replacement awards would not count against the share maximum listed above, and any forfeited replacement awards would not be eligible to be available for future grant.

Minimum Service Vesting. The 2017 Equity Plan, as amended, includes a new provision requiring that no award under the 2017 Equity Plan will vest, in whole or in part, prior to the participant completing of one year of service or prior to the achievement of the performance conditions applicable to the vesting if such award. The 2017 Equity Plan contains certain exceptions to this restriction. For example, it does not apply to any award granted under the 2017 Equity Plan in respect of an adjustment made in connection with a corporate restructuring. Additionally, the Administrator may grant awards under the 2017 Equity Plan for up to 5% of the number of shares authorized for issuance that do not comply with this minimum service requirement.
Terms and Conditions of Options and Stock Appreciation Rights. An “incentive stock option” is an option that meets the requirements of Section 422 of the Code, and a “non-qualified stock option” is an option that does not meet those requirements. A SAR is the right of a participant to a payment, in cash, shares of common stock or a combination of cash and shares equal to the amount by which the market value of a share of common stock exceeds the exercise price of the SAR. An option or SAR granted under the 2017 Equity Plan will be exercisable only to the extent that it is vested on the date of exercise. No option or SAR may be exercisable more than ten years from the grant date. The Administrator may include in the option agreement the period during which an option may be exercised following termination of employment or service. SARs may be granted to participants in tandem with options or separately. Tandem SARs will generally have substantially similar terms and conditions as the options with which they are granted.
The exercise price per share under each non-qualified option and SAR granted under the 2017 Equity Plan may not be less than 100% of the fair market value of the Company’s common stock on the option grant date. For so long as the Company’s common stock is listed on the NYSE, the fair market value of the common stock will be equal to the closing price of the Company’s common stock on the exchange on which it is listed on the option grant date. If no sales of common stock were reported on the option grant date, the fair market value will be deemed equal to the closing price on the exchange on which it is listed for the last preceding date on which sales of the Company’s common stock were reported. If the Company’s common stock is not listed on any stock exchange or traded in the over-the-counter market, fair market value will be as determined in good faith by the Administrator in a manner consistent with Section 409A of the Code. The 2017 Equity Plan prohibits repricing of options and SARs without shareholder approval.
Terms and Conditions of Restricted Stock and Restricted Stock Units. Restricted stock is an award of common stock on which certain restrictions are imposed over specified periods that subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Code. A restricted stock unit is a unit, equivalent in value to a share of common stock, credited by means of a bookkeeping entry in our books to a participant’s account, which is settled in stock or cash upon or after vesting. Subject to the provisions of the 2017 Equity Plan, the Administrator will determine the terms and conditions of each award of restricted stock or restricted stock units, including the restricted period for all or a portion of the award, and the restrictions applicable to the award. Restricted stock and

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restricted stock units granted under the 2017 Equity Plan will vest based on a period of service specified by the Administrator or the occurrence of events specified by the Administrator.
Terms and Conditions of Performance Shares and Performance Units. A performance share is a right to receive a specified number of shares of common stock after the date of grant subject to the achievement of predetermined performance conditions. A performance unit is a unit, equivalent in value to a share of common stock that represents the right to receive a share of common stock or the equivalent cash value of a share of common stock if predetermined performance conditions are achieved. Vested performance units may be settled in cash, stock or a combination of cash and stock, at the discretion of the Administrator. Performance shares and performance units will vest based on the achievement of pre-determined performance goals established by the Administrator, and such other conditions, restrictions and contingencies as the Administrator may determine. The performance goals under the 2017 Equity Plan consist of the following (either alone or in combination, gross or net, before or after taxes and/or before or after other adjustments, as determined by the Administrator): (a) net or operating income (before or after taxes); (b) earnings before taxes, interest, depreciation, and/or amortization (“EBITDA”); (c) Adjusted EBITDA; (d) basic or diluted earnings per share or improvement in basic or diluted earnings per share; (e) sales (including, but not limited to, total sales, net sales or revenue growth); (f) net operating profit; (g) financial return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (h) cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (i) productivity ratios (including but not limited to measuring liquidity, profitability or leverage); (j) share price (including, but not limited to, growth measures and total shareholder return); (k) expense/cost management targets; (l) margins (including, but not limited to, operating margin, net income margin, cash margin, gross, net or operating profit margins, EBITDA margins, Adjusted EBITDA margins); (m) operating efficiency; (n) market share or market penetration; (o) customer targets (including, but not limited to, customer growth, customer retention or customer satisfaction); (p) working capital targets or improvements; (q) economic value added; (r) balance sheet metrics (including, but not limited to, inventory, inventory turns, receivables turnover, net asset turnover, debt reduction, retained earnings, year-end cash, cash conversion cycle, ratio of debt to equity or to EBITDA); (s) workforce targets (including but not limited to diversity goals, employee engagement or satisfaction, employee retention and workplace health and safety goals); (t) implementation, completion or attainment of measurable objectives with respect to research and development, key products or key projects, lines of business, acquisitions and divestitures and strategic plan development and/or implementation; and (u) comparisons with various stock market indices, peer companies or industry groups or classifications with regard to one more of these criteria; or, in the case of (A) persons who are not “covered employees” under Section 162(m) of the Code or (B) awards (whether or not to “covered employees”) not intended to qualify as performance-based compensation under Section 162(m) of the Code, such other criteria as may be determined by the Administrator. Performance goals may be established on a Company-wide basis or with respect to one or more business units, divisions, subsidiaries, or products and may be expressed in absolute terms, or relative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (iii) the performance of one or more similarly-situated companies, (iv) the performance of an index covering a peer group of companies, or (v) other external measures of the selected performance criteria. The Administrator may provide for a threshold level of performance below which no shares or compensation will be granted or paid in respect of performance based awards, and a maximum level of performance above which no additional shares or compensation will be granted or paid in respect of performance-based awards, and it may provide for differing amounts of shares or compensation to be granted or paid in respect of performance-based awards for different levels of performance.
Terms and Conditions of Deferred Share Units. A deferred share unit is a unit credited to a participant’s account in our books that represents the right to receive a share of common stock or the

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equivalent cash value of a share of common stock upon a predetermined settlement date. Deferred share units may be granted by the Administrator independent of other awards or compensation. Unless the Administrator determines otherwise but subject to the minimum vesting requirement described above, deferred share units would be fully vested when granted.
Other Stock-Based Awards. The Administrator may make other equity-based or equity-related awards not otherwise described by the terms of the 2017 Equity Plan, including formula grants to our non-employee directors under our director compensation program (as in effect from time to time).
Dividend Equivalents. A dividend equivalent is the right to receive payments in cash or in stock, based on dividends with respect to shares of stock. Dividend equivalents may be granted to participants in tandem with another award or as freestanding awards.
Termination of Employment. Except as otherwise determined by the Administrator, in the event a participant’s employment terminates for any reason other than “cause” (as defined in the 2017 Equity Plan), all unvested awards will be forfeited. However, if a participant’s employment is terminated by reason of the participant’s death or disability, any awards that are unvested or unexercisable would vest on a pro rata basis. Unless a participant is terminated for “cause,” vested options and SARs will remain exercisable for a specified period following termination of employment: in the case of a participant’s termination by the Company without “cause” or by the participant for “good reason” (as defined in the 2017 Equity Plan), all options and SARs that are vested and exercisable will remain exercisable until the sixth (6th) month following the date of the participant’s termination of employment; in the case of retirement at normal retirement age, until the second (2nd) year after retirement; in the case of a participant’s death or disability, until the twelfth (12th) month after the termination of employment, or in the case of any other termination until 90 days following the date of termination (but in any case no later than the expiration of the award’s term). In the event of a participant’s termination for “cause”, all unvested or unpaid awards, including all options and SARs, whether vested or unvested, will immediately be forfeited and canceled. Generally, the Administrator has discretion to provide for effects of termination of employment on awards granted under the 2017 Plan that is different than the treatment described above, subject to prescribed limits of the 2017 Equity Plan, including the minimum vesting condition described above.
Other Forfeiture Provisions. A participant will be required to forfeit and disgorge any awards granted or vested and all gains earned or accrued due to the exercise of stock options or SARs or the sale of any Company common stock to the extent required by applicable law, including Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act, or stock exchange rule, or pursuant to such policies as to forfeiture and recoupment as may be adopted by the Administrator, our Board of Directors or the Company and communicated to participants.
Change in Capitalization or Other Corporate Event. The number or amount of shares of stock, other property or cash covered by outstanding awards, the number and type of shares of stock that have been authorized for issuance under the 2017 Equity Plan, the exercise or purchase price of each outstanding award, and the other terms and conditions of outstanding awards, will be subject to adjustment by the Administrator in the event of any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company’s common stock. Any such adjustment would not be considered repricing for purposes of the prohibition on repricing described above.
Effect of a Change in Control. Upon a future change in control (as defined in the 2017 Equity Plan) of the Company, unvested awards, including options and SARs, would remain unvested and continue their normal vesting schedules, unless the participant’s employment were to be terminated

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without “cause” or for “good reason” within 18 months after the change in control or three (3) months preceding the change in control, in which case each unvested award would immediately vest, and in the case of options and SARs, become immediately exercisable. Vested options and SARs and other vested awards would be cancelled for the same per share payment made to the shareholders in the change in control (less, in the case of options and SARs, the applicable exercise or base price), unless our Board of Directors determines that such vested awards will be assumed and/or replaced in a change in control with substitute awards having the same or better terms and conditions. The Administrator has the ability to prescribe different treatment of awards in the award agreements, including to accelerate the vesting or waive the forfeiture restrictions applicable to any awards granted under the 2017 Equity Plan. The treatment of performance awards in a change in control will be provided in the applicable award agreements.
A “change in control” under the 2017 Equity Plan generally means: (i) the acquisition by a third party of beneficial ownership of more than 50% of either the then-outstanding shares of Class A common stock or the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors; (ii) the persons serving on the Board of Directors during any 12-month period, with certain exceptions, cease to make up more than 50% or more of our Board of Directors; or (iii) the sale of all or substantially all of the Company’s assets to a third party.
Amendment of Awards or of the 2017 Equity Plan. The Administrator may at any time and without shareholder approval alter, amend, modify, suspend, or terminate the 2017 Equity Plan or any outstanding award in whole or in part, except that no amendment of the 2017 Equity Plan will be made without shareholder approval if shareholder approval is required by law or an NYSE rule. No amendment may adversely affect the rights of any participant without his or her consent under an outstanding award, unless specifically provided for in the 2017 Equity Plan.
Summary of Federal Tax Consequences.
The following is a brief description of the U.S. federal income tax treatment that generally applies to 2017 Equity Plan awards granted to a U.S. citizen or tax resident (i.e., a U.S. participant). The description is based on current federal tax laws, rules and regulations, which are subject to change, and does not purport to be a complete description of the U.S. federal income tax aspects of the 2017 Equity Plan awards. A U.S. participant may also be subject to state, local and foreign taxes.
Non-Qualified Stock Options. In general, no income will be recognized by a U.S. participant at the time a non-qualified stock option is granted. Upon exercise of a non-qualified stock option, a U.S. participant generally will recognize ordinary income equal to the difference between the fair market value of the shares acquired and the exercise price. Upon the disposition of the shares acquired by the exercise of a non-qualified stock option, the U.S. participant general will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the U.S. participant in connection with an option, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a U.S. participant.
Incentive Stock Options. In general, no income will be recognized by a U.S. participant upon the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, may result in alternative minimum tax liability. If shares of common stock are issued to the U.S. participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such U.S. participant (i) within two years after the date of grant or (ii) within

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one year after the transfer of such shares to the U.S. participant, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the U.S. participant as a long-term capital gain and any loss sustained will be a long-term capital loss.
If common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the U.S. participant generally will recognize taxable ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the U.S. participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period. Generally, if an incentive stock option is exercised more than three (3) months after termination of employment, the tax consequences are the same as described above for non-qualified stock options. The Company will generally be entitled to a deduction to the extent that the U.S. participant recognizes ordinary income in connection with the exercise of an incentive stock option or disposition of shares acquired on the exercise of an incentive stock option. Different tax rules apply if the U.S. participant holds more than 10% of the Company’s total voting power.

Stock Appreciation Rights. In general, the grant of a SAR will produce no federal tax consequences for the U.S. participant or the Company. The exercise of a SAR results in taxable ordinary income to the U.S. participant, equal to the difference between the exercise price of the SAR and the fair market value of a share on the date of exercise. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the U.S. participant in connection with the SAR exercise.

Restricted Stock and RSUs. A U.S. participant who is granted shares of restricted stock or RSUs will not be required to recognize taxable income at the time of the grant, and the Company will not be entitled to a deduction at the time of the grant, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the U.S. participant will recognize taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding deduction subject to the limitations imposed under Section 162(m) of the Code (as discussed above).

Performance Shares and Performance Units. A U.S. participant who is granted a performance share or performance unit will not be required to recognize taxable income at the time of the grant, and the Company will not be entitled to a deduction at such time. A U.S. participant will be required to recognize ordinary income either at the time the award vests or is paid, depending upon the terms and conditions of the award. The Company will be entitled to a corresponding deduction subject to the limitations imposed under Section 162(m) of the Code (as described below), if applicable.

Tax Withholding. As a condition to the delivery of any shares to the recipient of an award, we may require the recipient to make arrangements for meeting certain tax withholding requirements in connection with the award.

Limits on Deductibility. In order for awards to be made under the 2017 Equity Plan to be deductible by us, the amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. Our ability to obtain a deduction for amounts paid under the 2017 Equity Plan could be affected by Section 162(m) of the Code, which limits the deductibility of compensation paid to certain of our employees to $1 million during any taxable year. However, certain exceptions apply to this limitation in the case of

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performance-based compensation. As described above, it is intended that the approval of the 2017 Equity Plan by our stockholders will allow certain grants that will be made under the 2017 Equity Plan to satisfy the requirements for performance-based compensation. However, it may not be possible or desirable in all cases to satisfy all of the requirements for the exception, and the Company may determine that in one or more cases it is in our best interests to not satisfy the requirements for the performance-based compensation exception under Section 162(m) of the Code. Further, because of uncertainties as to the application of Section 162(m), no assurance can be given that awards intended by the Company to qualify as performance-based compensation for purposes of Section 162(m) will in fact do so. Also, our ability to obtain a deduction for future payments under the 2017 Equity Plan could be limited by Section 280G of the Code, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible.

New Plan Benefits - 2017 Equity Plan
Awards under the 2017 Equity Plan are discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group. In addition, the benefits or amounts that would have been received by or allocated to such persons for the last completed fiscal year if the 2017 Equity Plan had been in effect cannot be determined now.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2017 EQUITY PLAN.

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The following table contains information, as of December 31, 2016, about the amount of shares of the Company’s common stock to be issued upon the exercise of outstanding options and other rights granted under the 2015 Equity Plan and 2011 Equity Plan.

Plan Category	Number of Securities to be Issue Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)
Equity compensation plans approved by shareholders	—	$—	—
Equity compensation plans not approved by shareholders	4,644,620	$20.03	2,606,318
Total	4,644,620	$20.03	2,606,318
(1) The figures in this column reflect 3,634,733 stock options and 1,009,887 RSUs granted to participants pursuant to both the 2015 Equity Plan and 2011 Equity Plan. The amounts do not include 86,197 restricted shares outstanding as of December 31, 2016.

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PROPOSAL 5: APPROVAL OF THE UNIVAR INC. EXECUTIVE ANNUAL BONUS PLAN
(Item 5 on the Proxy Card)
Our Board of Directors approved and recommended for approval by our stockholders the Univar Inc. Executive Annual Bonus Plan (the “Executive Annual Bonus Plan”). The Executive Annual Bonus Plan is intended to govern the award and payment of annual cash bonuses to certain of the Company’s and its subsidiary’s executive officers and key employees whose compensation is subject to the deduction limitations contained in Section 162(m) of the Code, as described below. If approved by our stockholders, we intend to use the Executive Annual Bonus Plan beginning with our 2018 fiscal year.
A description of the material provisions of the Executive Annual Bonus Plan is set forth below. The statements made in this Proposal 5 concerning terms and provisions of the Executive Annual Bonus Plan are summaries and do not purport to be a complete recitation of the Executive Annual Bonus Plan provisions. These statements are qualified in their entirety by express reference to the full text of the Executive Annual Bonus Plan, a copy of which is attached to this proxy statement as Annex B and is incorporated by reference herein.
Approval of the material terms of the performance goals set forth in the Executive Annual Bonus Plan is intended to allow awards under the Executive Annual Bonus Plan to the Company’s Chief Executive Officer and certain other executive officers and key employees to qualify as tax-deductible performance-based compensation under Section 162(m) of the Code for federal income tax purposes. As mentioned below, the Executive Annual Bonus Plan contains a formula that establishes the maximum award amount permitted for each participant under the Executive Annual Bonus Plan for a performance period. The Committee (as defined below) is authorized to use its negative discretion to decrease (but not increase) the maximum amount. The Executive Annual Bonus Plan has been structured in this manner in order to result in annual bonus payments being tax-deductible performance-based compensation for federal income tax purposes under Section 162(m) of the Code to the maximum extent practicable.
As discussed above with respect to the 2017 Equity Plan under Proposal 4, Section 162(m) of the Code places a limit of $1 million per person on the amount the Company may deduct in any one year for compensation paid to its Chief Executive Officer and the next three highest compensated officers (other than the Chief Financial Officer). However, Section 162(m) of the Code generally allows a company to deduct stockholder-approved performance-based compensation without limitation, subject to specified terms and conditions. The Company intends that, subject to stockholder approval of the categories of performance goals in the Executive Annual Bonus Plan, awards made pursuant to the Executive Annual Bonus Plan will qualify as performance-based compensation not subject to Section 162(m) of the Code’s $1 million deductibility cap. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation will be fully deductible in all circumstances, and the Company reserves the right in all cases to pay compensation that it determines to be appropriate even if that compensation is not deductible.
If the Executive Annual Bonus Plan is not approved by the stockholders, bonuses that we will pay to our employees who are covered by Section 162(m) of the Code may or may not qualify as performance-based compensation under Section 162(m) of the Code, and, accordingly, all or a portion of the bonuses may or may not be deductible by the Company for federal income tax purposes.

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Summary of the Material Terms of the Univar Inc. Executive Annual Bonus Plan
Administration; Powers and Responsibilities; Delegation of Power. The Executive Annual Bonus Plan will be administered by the Compensation Committee of our Board of Directors or a subcommittee thereof (the “Committee”), provided that for any awards granted under the Executive Annual Bonus Plan intended to qualify as performance-based compensation under Section 162(m) of the Code, the Committee must consist solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. The Board of Directors currently anticipates that its Compensation Committee will be the Committee that administers the Executive Annual Bonus Plan. The Committee will have the powers, rights and responsibilities to decide whether, under what circumstances and subject to what terms, awards will be paid on a deferred basis, including whether such a deferred payment will be made solely at the Committee’s discretion or whether a participant may elect deferred payment (in each case, so long as such deferral or deferral election complies with the requirements of Section 409A of the Code). To the extent consistent with Section 162(m), the Committee may delegate its duties to others, including to our Chief Executive Officer.
Performance Period; Eligibility for Awards under the Executive Annual Bonus Plan. Awards granted under the Executive Annual Bonus Plan will relate to a specific performance period of the Company, which typically means the fiscal year of the Company; provided, however, that the Committee may designate that the performance period for an award be more than one fiscal year, so long as the designation is made within the time period permitted by Section 162(m) of the Code.
The Chief Executive Officer, Chief Financial Officer, the Presidents of each of the Company’s operating divisions or subsidiaries, and any other executive officer of the Company or any subsidiary who is designated by the Committee or the Chief Executive Officer are eligible to participate in the Executive Annual Bonus Plan. Generally, Employees who are not expressly identified as participants in the Executive Annual Bonus Plan who will be participating in the Executive Annual Bonus Plan for a given year must be designated as participants in the Executive Annual Bonus Plan by the Committee on or before the earlier of (i)  90 days after the commencement of the applicable performance period (a “Designation Period”) and (ii) the date on which 25% of the applicable performance period has been completed (or such later date, if any, as permitted under Section 162(m) of the Code).
Performance Goals under the Executive Annual Bonus Plan. Under the Executive Annual Bonus Plan, the sole business criterion on which the performance goal is based is the Company’s Adjusted EBITDA. Under the Executive Annual Bonus Plan, for each Performance Period, “Adjusted EBITDA” will be defined as it is publicly reported by the Company in its filings with the Securities Exchange Commission as of the most recent date prior to the end of the Designation Period for such Performance Period, subject to certain exclusions made by the Committee as described below. In determining Adjusted EBITDA under the Executive Annual Bonus Plan for a Performance Period, the Committee may exclude any or all “unusual or infrequently occurring items” as determined under U.S. generally accepted accounting principles and as identified in the financial statements, notes to the financial statements or management’s discussion and analysis in the annual report, including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, unusual or infrequently occurring items, capital gains and losses, dividends, share repurchases, or other unusual, infrequently occurring or non-recurring items and the cumulative effects of accounting changes, so long as such determination is made in a manner (and at a time) permitted by Section 162(m) of the Code.
The Executive Annual Bonus Plan provides a specific limitation on the annual cash awards that may be granted to the Executive Annual Bonus Plan participants. Specifically, for each applicable performance period, each Executive Annual Bonus Plan participant cannot receive an Executive Annual Bonus Plan award equal to more than 2% of Adjusted EBITDA for such performance period,

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and in the aggregate no more than 5% of Adjusted EBITDA for such performance period shall be paid to all participants. As described above, the Committee has the discretion to decrease, but not to increase, the award of each individual determined pursuant to this formula and intends to exercise that discretion in its administration of the Executive Annual Bonus Plan.
Types of Awards.  The Executive Annual Bonus Plan provides a program of cash awards to eligible employees in respect of the performance period. The Committee may approve an award for any eligible employee in any amount, subject to the limitations on awards described above.
Non-transferability. Awards under the Executive Annual Bonus Plan are not assignable or transferable.
Forfeiture. Awards granted under the Executive Annual Bonus Plan are subject to any clawback policies as the Company may adopt or approve or as required by applicable law, regulation or stock exchange rule. Pursuant to such clawback policies, the Company may require that a participant forfeit any unpaid award under the Executive Annual Bonus Plan or repay to the Company an award granted under the Executive Annual Bonus Plan.
Except as otherwise provided in the Executive Annual Bonus Plan, a participant must be employed with the Company on the payment date with respect to a performance period in order to receive an Executive Annual Bonus Plan award with respect to such performance period. However, the Committee may make payment in respect of an Executive Annual Bonus Plan award to a participant whose employment with the Company terminates prior to payment date with respect to the applicable performance period pursuant to an individual agreement between the participant and the Company or its subsidiary, or otherwise.
Certification and Determination of Incentive Bonuses. As a condition to the right to receive an award under the Executive Annual Bonus Plan, the Committee must first certify in writing Adjusted EBITDA (which must be greater than zero) and that the Executive Annual Bonus Plan awards have been determined in accordance with the provisions of the Executive Annual Bonus Plan. Executive Annual Bonus Plan awards will be determined as soon as practicable after the applicable performance period and will be paid no later than March 15th of the year immediately following the end of the last fiscal year in such performance period.
Duration, Amendment and Termination. The Board of Directors or the Committee may amend, suspend, discontinue or terminate the Executive Annual Bonus Plan at any time, provided that no amendment, suspension, discontinuation or termination will be effective without approval by our stockholders to the extent necessary to continue to qualify Executive Annual Bonus Plan awards as performance-based compensation for purposes of Section 162(m) of the Code.
New Plan Benefits - Executive Annual Bonus Plan
The amounts of awards for fiscal year 2018 or subsequent years will be determined based upon Adjusted EBITDA and, in addition, will be subject to the Committee’s right to reduce any participant’s award by any amount in its sole discretion. As a result, it is not possible to determine the amounts of awards for fiscal year 2018 or subsequent years at this time. Under no circumstances will awards under the Executive Annual Bonus Plan to eligible participants exceed the maximum amount determined pursuant to the above formula.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE EXECUTIVE ANNUAL BONUS PLAN.

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ADDITIONAL INFORMATION
What is “Householding” of proxy materials?
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address, unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or the Company that they or the Company will be sending householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to Univar Inc., Investor Relations, 3075 Highland Parkway, Suite 200, Downers Grove, IL 60515.
May I propose actions for consideration at next year’s annual meeting of shareholders?
Shareholder Proposals for the Proxy. Under the rules of the SEC, if shareholders who intend to present proposals for consideration at the 2018 Annual Meeting of Shareholders, and who wish to have their proposals included in Univar’s proxy statement and proxy card for that meeting, must be certain that their proposals are received at the Company’s principal executive offices in Downers Grove, Illinois on or before November 20, 2017. Proposals should be sent to: Secretary, Univar Inc., 3075 Highland Parkway, Suite 200, Downers Grove, IL 60515.
Bylaw Provisions. Any shareholder who desires to recommend an individual as a nominee to the Board of Directors or submit a proposal of business to be considered by shareholders at the 2018 annual meeting must submit the recommendation in writing to the Secretary, c/o Univar Inc., 3075 Highland Parkway, Suite 200, Downers Grove, IL 60515 with proper notice, as provided in the Bylaws, as amended, not less than 90 and no more than 120 days prior to the first anniversary of the previous year’s annual meeting. For the 2018 annual meeting, the Secretary must receive this notice on or after January 4, 2018, and on or before February 3, 2018, unless the annual meeting in 2018 is more than 30 days before, or more than 70 days after, such anniversary date, then notice by the shareholder to be timely must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. You may contact Univar’s Secretary at the address mentioned above for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.
All proposals must also comply with the applicable requirements of the federal securities laws and the Company’s Bylaws in order to be included in the proxy statement and proxy card for the 2018 annual meeting.

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ANNEX A
UNIVAR INC.
2017 OMNIBUS EQUITY INCENTIVE PLAN
Article I
PURPOSES
This Univar Inc. 2017 Omnibus Equity Incentive Plan, as may be amended from time to time (the “Plan”), has the following purposes:
(1) To further the growth, development and financial success of Univar Inc. (the “Company”) and its Subsidiaries (as defined herein), by providing additional incentives to certain employees, consultants and directors of the Company and its Subsidiaries by assisting them to become owners of Company Common Stock, thereby benefiting directly from the growth, development and financial success of the Company and its Subsidiaries.
(2) To enable the Company and its Subsidiaries to obtain and retain the services of the type of professional and managerial employees, consultants and directors considered essential to the long-range success of the Company and its Subsidiaries by providing and offering them an opportunity to become owners of Company Common Stock pursuant to the Awards granted hereunder.
The Plan is intended to replace and succeed the Univar Inc. 2015 Omnibus Equity Incentive Plan, as amended (the “Prior Plan”), and, from and after the Effective Date, no further awards shall be made under the Prior Plan and any available reserves under the Prior Plan shall be transferred to and available for issuance under the Plan, subject to the terms of Section 4.1 hereof.  For the avoidance of doubt, the adoption of this Plan will have no effect on the terms and conditions of outstanding awards under the Prior Plan or the Univar Inc. 2011 Stock Incentive Plan, as amended effective November 30, 2012 (the “Stock Incentive Plan”).
Article II
DEFINITIONS
Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.
Section 2.1 “Adjusted EBITDA” shall have the meaning set forth in Section 9.5.
Section 2.2 “Administrator” shall mean the Board or any committee of the Board designated by the Board to administer the Plan, in each case as further provided in Article III.
Section 2.3 “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such first Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.
Section 2.4 “Alternative Award” shall have the meaning set forth in Section 14.1.

Section 2.5 “Applicable Laws” shall mean the requirements relating to the administration of stock option, restricted stock, restricted stock unit and other equity-based compensation plans under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Company Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.
Section 2.6 “Award” shall mean any Option, Stock Purchase Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, SAR, Dividend Equivalent, Deferred Share Unit or other Stock-Based Award granted to a Participant pursuant to the Plan, including an Award combining two or more types of Awards into a single grant.
Section 2.7 “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award, including through an electronic medium. The Administrator may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the Participant’s acceptance of, or actions under, an Award Agreement, unless otherwise expressly specified herein. In the event of any inconsistency or conflict between the express terms of the Plan and the express terms of an Award Agreement, the express terms of the Award Agreement shall govern.
Section 2.8 “Base Price” shall have the meaning set forth in Section 2.58.
Section 2.9 “Board” shall mean the Board of Directors of the Company.
Section 2.10 “Cause” shall mean, unless otherwise provided in an Award Agreement or in a Participant’s effective employment, severance, consulting or other services agreement with the Company or any Subsidiary that employs such Participant, any of the following: (a) the Participant’s willful and continued failure to perform his or her material duties with respect to the Company or its Subsidiaries (except where due to a physical or mental incapacity), which continues beyond ten (10) business days after a written demand for substantial performance is delivered to the Participant by the Company or a Subsidiary; (b) the Participant’s failure to comply with a policy or practice of the Company or its Subsidiaries; (c) the Participant’s failure to comply with any laws, regulations or ordinances related to the Participant’s employment with or duties for the Company or its Subsidiaries; (d) the Participant’s conviction of or plea of nolo contendere to (i) the commission of a felony, or (ii) any misdemeanor that is a crime of moral turpitude; (e) willful and gross misconduct by the Participant in connection with his duties as an employee of the Company or its Subsidiaries; or (f) the Participant’s breach of any Award Agreement, employment agreement, or non-competition, nonsolicitation or confidentiality obligations owed by the Participant to the Company or its Subsidiaries. For purposes of this definition, no act or omission on the part of the Participant shall be deemed “willful” if done, or omitted to be done, by the Participant in good faith and in the reasonable belief that such action or omission was in the best interest of the Company or its Subsidiaries, and no failure of the Participant or the Company or its Subsidiaries to achieve performance goals, in and of itself, shall be treated as a basis for the termination of a Participant’s employment by the Company or its Subsidiaries for “Cause.” A termination for Cause shall be deemed to include a determination by the Administrator following a Participant’s termination of employment that circumstances existing prior to such termination would have entitled the Company or a Subsidiary to have terminated such Participant’s employment for Cause.
Section 2.11 “Change in Control” shall mean the first to occur of any of the following events after the Effective Date:
(a) any transaction, whether by way of sales of capital stock, merger, consolidation or otherwise, that would result in the direct or indirect beneficial ownership by any person,

entity or “group” (as defined in Section 13(d) of the Exchange Act), excluding the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries, and the Investors (and any “group” that includes any of the Investors and any member of such group, if the non-Investor members of such group do not by themselves, directly or indirectly, own more than 50% of the Company’s then outstanding voting securities), or any Affiliates of any of the foregoing, of more than 50% of the combined voting power of the Company’s (or, if applicable, the surviving company after such a merger) then outstanding voting securities;
(b) within any 12-month period, the persons who were members of the Board at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board, provided that any director elected or nominated for election to the Board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this clause (b); or
(c) the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, Affiliates of the Company;
in each case, provided that, as to Awards subject to Section 409A of the Code, such event also constitutes a “change in control” within the meaning of Section 409A of the Code. In addition, notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.
Section 2.12 “Change in Control Price” shall mean the highest price per share of Company Common Stock offered in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, the value of the non-cash portion of the Change in Control Price shall be determined in good faith by the Administrator as constituted immediately prior to the Change in Control.
Section 2.13 “Code” shall mean the Internal Revenue Code of 1986, as amended.
Section 2.14 “Company” shall have the meaning set forth in Article I and shall include any successor.
Section 2.15 “Company Common Stock” shall mean the common stock, par value $0.01 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.
Section 2.16 “Competitive Activity” shall mean a Participant’s material breach of restrictive covenants relating to noncompetition, nonsolicitation (of customers or employees) or preservation of confidential information, or other covenants having the same or similar scope, included in an Award Agreement or other agreement to which the Participant and the Company or any of its Subsidiaries is a party.
Section 2.17 “Consultant” shall mean any natural person who is engaged by the Company or any of its Subsidiaries to render consulting or advisory services to such entity.
Section 2.18 “Corporate Event” shall mean, as determined by the Administrator in its sole discretion, any transaction or event described in Section 4.3(a) or any unusual or nonrecurring transaction or event affecting the Company, any Subsidiary, or the financial statements of the

Company or any of its Subsidiaries, or changes in Applicable Laws or accounting principles (including, without limitation, a recapitalization of the Company).
Section 2.19 “Deferred Share Unit” shall mean a unit credited to a Participant’s account in the books of the Company under Article X, which represents the right to receive one Share of Company Common Stock or cash equal to the Fair Market Value thereof on settlement of the account.
Section 2.20 “Director” shall mean a member of the Board or a member of the board of directors of any Subsidiary.
Section 2.21 “Disability” shall mean (x) for Awards that are not subject to Section 409A of the Code, “disability” as such term is defined in the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant or, in the absence of such a plan or program, as determined by the Administrator and (y) for Awards that are subject to Section 409A of the Code, “disability” shall have the meaning set forth in Section 409A(a)(2)(c) of the Code; provided that with respect to Awards that are not subject to Section 409A, (A) in the case of any Participant who, as of the date of determination, is a party to an effective employment, severance, consulting or other services agreement with the Company or any Subsidiary that employs such Participant, “Disability” shall have the meaning, if any, specified in such agreement and (B) the Administrator’s reasoned and good faith judgment of Disability shall be final and shall be based on such competent medical evidence as shall be presented to it by the Participant or by any physician or group of physicians or other competent medical expert employed by the Participant or the Company to advise the Administrator.
Section 2.22 “Dividend Equivalent” shall mean the right to receive payments, in cash or in Shares, based on dividends paid with respect to Shares.
Section 2.23 “EBITDA” shall have the meaning set forth in Section 9.5.
Section 2.24 “Effective Date” shall have the meaning set forth in Section 15.7.
Section 2.25 “Eligible Representative” for a Participant shall mean such Participant’s personal representative or such other person as is empowered under the deceased Participant’s will or trust or the then applicable laws of descent and distribution to represent the Participant hereunder.
Section 2.26 “Employee” shall mean any individual classified as an employee by the Company or one of its Subsidiaries, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan, including any person to whom an offer of employment has been extended (except that any Award granted to such person shall be conditioned on his or her commencement of service). A person shall not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, any of its Subsidiaries, or any successor to the foregoing. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period, and such Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option on the first (1st) day immediately following a three (3)-month period from the date the employment relationship is deemed terminated.

Section 2.27 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
Section 2.28 “Executive Officer” shall mean each person who is an officer of the Company or any Subsidiary and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.
Section 2.29 “Fair Market Value” of a Share as of any date of determination shall be:
(a) If the Company Common Stock is listed on any established stock exchange or a national market system, then the closing price on such date per Share as reported on such stock exchange or system shall be the Fair Market Value for the date of determination;
(b) If there are no transactions in the Company Common Stock that are available to the Company on any date of determination pursuant to clause (a) but transactions are available to the Company as of the immediately preceding trading date, then the Fair Market Value determined as of the immediately preceding trading date shall be the Fair Market Value for the date of determination; or
(c) If neither clause (a) nor clause (b) shall apply on any date of determination, then the Fair Market Value shall be determined in good faith by the Administrator with reference to (x) the most recent valuation of the Company Common Stock performed by an independent valuation consultant or appraiser of nationally recognized standing selected by the Administrator, if any, (y) sales prices of securities issued to investors in any recent arm’s length transactions, and (z) any other factors determined to be relevant by the Administrator.
Section 2.30 “FICA” shall have the meaning set forth in Section 15.11.
Section 2.31 “Good Reason” shall, as to any Participant, have the meaning set forth in an effective employment, severance, consulting or other services agreement to which the Participant is a party with the Company or a Subsidiary that employs the Participant, or, in the absence of such an agreement: (i) a material reduction in the Participant’s base salary or a material reduction in the Participant’s target annual incentive compensation opportunity, in each case, other than (a) any isolated or inadvertent failure by the Company or the applicable Subsidiary that is not in bad faith and is cured within thirty (30) business days after the Participant gives the Company or the applicable Subsidiary notice of such event or (b) a reduction which is applicable to all employees in the same salary grade as the Participant; (ii) a material diminution in the Participant’s title, duties and responsibilities, other than any isolated or inadvertent failure by the Company or the applicable Subsidiary that is not in bad faith and is cured within thirty (30) business days after the Participant gives the Company or the applicable Subsidiary notice of such event; or (iii) a transfer of the Participant’s primary workplace by more than thirty-five (35) miles.
Section 2.32 “Incentive Stock Option” shall mean an Option which qualifies under Section 422 of the Code and is expressly designated as an Incentive Stock Option in the Award Agreement.
Section 2.33 “Incumbent Directors” shall have the meaning set forth in the definition of “Change in Control.”
Section 2.34 “Investors” means any of (i) CD&R Univar Holdings, L.P., (ii)  any Affiliate of any of the foregoing that acquires Company Common Stock, and (iii) any successor in interest to any of the foregoing.

Section 2.35 “normal retirement age” shall have the meaning set forth in the applicable Award Agreement or, if not defined in the Award Agreement, age 65 or older pursuant to the customary policies of the Company.
Section 2.36 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.
Section 2.37 “Non-U.S. Awards” shall have the meaning set forth in Section 3.5.
Section 2.38 “Option” shall mean an option to purchase Company Common Stock granted under the Plan. The term “Option” includes both an Incentive Stock Option and a Non-Qualified Stock Option.
Section 2.39 “Option Price” shall have the meaning set forth in Section 6.3.
Section 2.40 “Optionee” shall mean a Participant to whom an Option or SAR is granted under the Plan.
Section 2.41 “Participant” shall mean any Service Provider who has been granted an Award pursuant to the Plan.
Section 2.42 “Performance Award” shall mean Performance Shares, Performance Units and all other Awards that vest (in whole or in part) upon the achievement of specified Performance Goals, which for avoidance of doubt shall include Awards that would otherwise meet the definition of Restricted Stock or Restricted Stock Units except that such Awards vest (in whole or in part) upon the achievement of specified Performance Goals.
Section 2.43 “Performance Cycle” shall mean the period of time selected by the Administrator during which performance is measured for the purpose of determining the extent to which a Performance Award has been earned or vested.
Section 2.44 “Performance Goals” means the objectives established by the Administrator for a Performance Cycle pursuant to Section 9.5 for the purpose of determining the extent to which a Performance Award has been earned or vested.
Section 2.45 “Performance Share” means an Award granted pursuant to Article IX of the Plan of a contractual right to receive a Share (or the cash equivalent thereof) upon the achievement, in whole or in part, of the applicable Performance Goals.
Section 2.46 “Performance Unit” means a U.S. Dollar-denominated unit (or a unit denominated in the Participant’s local currency) granted pursuant to Article IX of the Plan, payable upon the achievement, in whole or in part, of the applicable Performance Goals.
Section 2.47 “Permitted Transferees” shall have the meaning given to such term in the Stockholders Agreement, dated as of November 30, 2010, by and among the Company, the Investors and the other parties thereto (as the same may be amended from time to time).
Section 2.48 “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.
Section 2.49 “Plan” shall have the meaning set forth in Article I.

Section 2.50 “Prior Plan” means the Univar Inc. 2015 Omnibus Equity Incentive Plan, as amended.
Section 2.51 “Replacement Awards” shall mean Shares or Awards, issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form or combination by the Company or any of its Subsidiaries as reasonably determined by the Administrator.
Section 2.52 “Restricted Stock” shall mean an Award granted pursuant to Section 8.1. For avoidance of doubt, an Award of Restricted Stock that vests upon the achievement, in whole or in part, of specified Performance Goals shall be considered a “Performance Share” for purposes of the Plan.
Section 2.53 “Restricted Stock Unit” shall mean an Award granted pursuant to Section 8.2. For avoidance of doubt, an Award of Restricted Stock Units that vests upon the achievement, in whole or in part, of specified Performance Goals shall be considered a “Performance Unit” for purposes of the Plan.
Section 2.54 “Securities Act” shall mean the Securities Act of 1933, as amended.
Section 2.55 “Service Provider” shall mean an Employee, Consultant or Director.
Section 2.56 “Share” shall mean a share of Company Common Stock.
Section 2.57 “Special Termination” shall mean a termination by reason of the Participant’s death or Disability.
Section 2.58 “Stock Appreciation Right” or “SAR” shall mean the right to receive a payment from the Company in cash and/or Shares equal to the product of (i) the excess, if any, of the Fair Market Value of one Share on the exercise date over a specified price (the “Base Price”) fixed by the Administrator on the grant date (which specified price shall not be less than the Fair Market Value of one Share on the grant date), multiplied by (ii) a stated number of Shares.
Section 2.59 “Stock-Based Award” shall have the meaning set forth in Section 11.1.
Section 2.60 “Stock Incentive Plan” shall have the meaning set forth in Article I.
Section 2.61 “Stock Purchase Right” shall mean an Award granted pursuant to Section 5.4.
Section 2.62 “Subplans” shall have the meaning set forth in Section 3.5.
Section 2.63 “Subscription Agreement” shall mean any written agreement, contract or other instrument or document, including through an electronic medium, required by the Company to be entered into between the Company and the Participant upon the issuance of Company Common Stock subject to an Award, which establishes the rights and obligations of each of them relating to the Company Common Stock so issued to the Participant; it being understood that the Administrator may determine that no Subscription Agreement is required in all or individual cases.
Section 2.64 “Subsidiary” shall mean any entity that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly controls at least a 50% equity interest, provided that, to the extent required under Section 422 of the Code when granting an Incentive Stock Option, Subsidiary shall mean any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
Section 2.65 “Termination of employment,” “termination of service” and any similar term or terms shall mean, with respect to a Director who is not an Employee of the Company or any of its Subsidiaries, the date upon which such Director ceases to be a member of the Board; with respect to a Consultant who is not an Employee of the Company or any of its Subsidiaries, the date upon which such Consultant ceases to provide consulting or advisory services to the Company or any of its Subsidiaries; and, with respect to an Employee, the date the Participant ceases to be an Employee; provided that with respect to any Award subject to Section 409A of the Code, such terms shall mean “separation from service,” as defined in Section 409A of the Code and the rules, regulations and guidance promulgated thereunder. A “termination of employment” or “termination of service” shall not occur if a Director, immediately upon ceasing to be a member of the Board, becomes an Employee of the Company or any of its Subsidiaries or if an Employee, immediately upon termination of employment with the Company or any of its Subsidiaries, becomes or continues to serve as a member of the Board.
Section 2.66 “Withholding Taxes” shall mean any federal, state, local or foreign income taxes, withholding taxes or employment taxes required to be withheld under Applicable Law.
Article III
ADMINISTRATION
Section 3.1 Administrator. The Plan shall be administered by the Board or an Administrator appointed by the Board, which Administrator, unless otherwise determined by the Board, shall be constituted to comply with Applicable Laws, including, without limitation, Section 16 of the Exchange Act and Section 162(m) of the Code.
Section 3.2 Powers of the Administrator. Subject to the provisions of the Plan, the specific duties delegated by the Board to such Administrator, and subject to the approval of any relevant authorities, the Administrator shall have the authority (which in the case of a committee of the Board may be designated in the committee’s charter approved by the Board) to do the following:
(a) determine the Fair Market Value;
(b) determine the type or types of Awards to be granted to each Participant;
(c) select the Service Providers to whom Awards may from time to time be granted hereunder;
(d) determine the number of Awards to be granted and the number of Shares to which an Award will relate;
(e) approve forms of Award Agreements for use under the Plan, which need not be identical for each Service Provider;
(f) determine the terms and conditions of any Awards granted hereunder (including, without limitation, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Awards or the Company Common

Stock relating thereto) based in each case on such factors as the Administrator, in its sole discretion, shall determine;
(g) determine all matters and questions related to the termination of service of a Service Provider with respect to any Award, including, but not by way of limitation of, all questions of whether a particular Service Provider has taken a leave of absence, all questions of whether a leave of absence taken by a particular Service Provider constitutes a termination of service, and all questions of whether a termination of service of a particular Service Provider resulted from discharge for Cause;
(h) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to Subplans established for the purpose of satisfying applicable foreign laws;
(i) determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise or purchase price of an Award may be paid in, cash, Company Common Stock, other Awards, or other property, or an Award may be canceled, forfeited or surrendered;
(j) subject to Section 4.6, suspend or accelerate the vesting of any Award or waive the forfeiture restrictions or any other restriction or limitation regarding any Awards or the Company Common Stock relating thereto;
(k) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(l) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan;
(m) authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; and
(n) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.
Any determination made by the Administrator under the Plan, including, without limitation, under Section 4.3, shall be final, binding and conclusive on all Participants and other persons having or claiming any right or interest under the Plan.
Section 3.3 Delegation by the Administrator. The Administrator may delegate, subject to such terms or conditions or guidelines as the Board or Administrator shall determine (in the case of a committee acting as the Administrator, to the extent of its authority under the committee’s charter), to any officer or group of officers, or Director or group of Directors of the Company or its Affiliates any portion of the Administrator’s authority and powers under the Plan with respect to Participants who are not direct reports to the Chief Executive Officer, Executive Officers or non-employee directors of the Board; provided that any delegation to one or more officers of the Company shall be subject to and comply with Section 157(c) of the Delaware General Corporation Law (or successor provision). In addition, (i) with respect to any Award intended to qualify as “performance-based” compensation under Section 162(m) of the Code, the Administrator shall mean the Compensation Committee of the Board or such other committee or subcommittee of the Board or the Compensation Committee as the Board or the Compensation Committee of the Board shall designate, consisting solely of two or more members, each of whom is an “outside director” within the meaning of Section 162(m) of the Code and (ii) with respect to any Award intended to qualify for the exemption contained in Rule 16b-3 promulgated under the Exchange Act, the Administrator shall consist of solely two or more “non-employee directors” within the meaning of such rule, or, in the alternative, the entire Board.
Section 3.4 Compensation, Professional Assistance, Good Faith Actions. The Administrator may receive such compensation for its services hereunder as may be determined by the Board (including, in the case of a committee, to the extent that compensation is authorized under the committee’s charter). All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, in its discretion, elect to engage the services of attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations, decisions and determinations made by the Administrator, in good faith shall be final and binding upon all Participants, the Company and all other interested persons. The Administrator’s determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. The Administrator (and its members) shall not be personally liable for any action, determination or interpretation made with respect to the Plan or the Awards, and the Administrator (and its members) shall be fully indemnified by the Company with respect to any such action, determination or interpretation.
Section 3.5 Participants Based Outside the United States. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries or Affiliates operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Administrator may (i) modify the terms and conditions of Awards granted to Participants employed outside the United States (“Non-U.S. Awards”), (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances (“Subplans”) and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Administrator’s decision to grant Non-U.S. Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Administrator. The Administrator may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, its Subsidiaries and Affiliates and members of the Administrator shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-U.S. Award (x) are wholly discretionary and, although provided by either the Company, a Subsidiary or Affiliate, do not constitute regular or periodic payments and (y) except as otherwise required under Applicable Laws, are not to be considered part of the Participant’s salary or compensation under the Participant’s employment with the Participant’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Administrator may direct the payment of Non-U.S. Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and, in the Administrator’s discretion, such payments may be made in a lump sum or in installments.

Article IV
SHARES SUBJECT TO PLAN
Section 4.1 Shares Subject to Plan.
(a) Subject to Section 4.3, the aggregate number of Shares which may be issued under this Plan is 6,000,000, all of which may be issued in the form of Incentive Stock Options under the Plan, plus the number of Shares remaining available for issuance as of the Effective Date under the Prior Plan (which shall be transferred into this Plan upon the Effective Date and shall become available for grant under this Plan). The Shares issued under the Plan may be authorized but unissued, or reacquired Company Common Stock. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form.
(b) Upon the grant of an Award, the maximum number of Shares set forth in Section 4.1(a) shall be reduced by the maximum number of Shares that are issued or may be issued pursuant to such Award. If any Award under the Plan, the Prior Plan or the Stock Incentive Plan or any portion thereof is for any reason forfeited, canceled, expired or otherwise terminated without the issuance of Shares after the Effective Date, the Shares subject to such forfeited, canceled, expired or otherwise terminated Award or portion thereof shall be available for grant under the Plan; provided that (i) if Shares are tendered to exercise outstanding Awards under the Plan, the Prior Plan or the Stock Incentive Plan or to cover applicable taxes, (ii) if Shares are withheld from issuance with respect to an Award granted under the Plan, the Prior Plan or the Stock Incentive Plan by the Company in satisfaction of any tax withholding or similar obligations or (iii) if Shares are covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon settlement of the Award, such Shares in each case shall not again be available for grant under the Plan. Awards which the Administrator reasonably determines will be settled in cash shall not reduce the Plan maximum set forth in Section 4.1(a). Notwithstanding the foregoing, and except to the extent required by Applicable Law, Replacement Awards shall not be counted against Shares available for grant pursuant to this Plan.
Section 4.2 Individual Award Limitations. Subject to Section 4.1(a) and Section 4.3, the following individual Award limits shall apply for those Awards intended to qualify as performance-based compensation under Section 162(m) of the Code:
(a) No Participant may be granted more than 2,500,000 Options, SARs or any other Award based solely on the increase in value of the Shares from the date of grant under the Plan in any calendar year.
(b) No Participant may be granted more than 1,500,000 Performance Shares, shares of performance-based Restricted Stock, performance-based Restricted Stock Units or performance-based Dividend Equivalents under the Plan in any calendar year.
(c) No Participant may be granted Performance Units or any other performance-based Award settled in cash under the Plan in any calendar year with a value of more than U.S. $10,000,000 (or the equivalent of such amount denominated in the Participant’s local currency).
(d) No Director may be granted Awards under the Plan in any calendar year with a value of more than U.S. $500,000 (or the equivalent of such amount denominated in the Director’s local currency); provided that this limitation shall not apply to Awards granted at the election of a Director in lieu of all or a portion of annual cash compensation.

Section 4.3 Changes in Company Common Stock; Disposition of Assets and Corporate Events.
(a) If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company Common Stock (each, a “Corporate Event”), the Administrator shall adjust the number of shares of Company Common Stock available for issuance under the Plan and the number, class and exercise price (if applicable) or Base Price (if applicable) of any outstanding Award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding Award or the holder or holders thereof, in each case as it determines to be equitable. Without limiting the generality of the foregoing sentence, in the event of any Corporate Event, the Administrator shall have the power to make such changes as it deems appropriate in (i) the number and type of shares or other securities covered by outstanding Awards, (ii) the prices specified therein (if applicable), (iii) the securities, cash or other property to be received upon the exercise, settlement or conversion of such outstanding Awards or otherwise to be received in connection with such outstanding Awards, and (iv) and any applicable Performance Goals. After any adjustment made by the Administrator pursuant to this Section 4.3, the number of shares subject to each outstanding Award shall be rounded down to the nearest whole number.
(b) Any adjustment of an Award pursuant to this Section 4.3 shall be effected in compliance with Section 422 and 409A of the Code to the extent applicable.
Section 4.4 Award Agreement Provisions. The Administrator may include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company and its Subsidiaries.
Section 4.5 Prohibition Against Repricing. Except to the extent (i) approved in advance by holders of a majority of the Shares entitled to vote generally in the election of directors or (ii) pursuant to Section 4.3 as a result of any Corporate Event, the Administrator shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or Base Price of any outstanding SAR or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or SARs previously granted.
Section 4.6 Minimum Vesting Requirements. Except as specified herein (including for avoidance of doubt under Article XIII and Article XIV), and in the case of any Award granted under the Plan in respect of an adjustment under Section 4.3, any Replacement Award and any Award granted in exchange for foregoing cash compensation, no Award may vest, in whole or in part, prior to the Participant completing one year of service or the achievement of the performance conditions applicable to the vesting of such Award. Regardless of this Section 4.6, the Administrator may grant awards under the Plan for up to 5% of the number of shares authorized for issuance under Section 4.1 that have terms that do not satisfy this minimum vesting requirement.
Article V
GRANTING OF OPTIONS AND SARS
AND SALE OF COMPANY COMMON STOCK
Section 5.1 Eligibility. Non-Qualified Stock Options and SARs may be granted to Service Providers. Subject to Section 5.2, Incentive Stock Options may only be granted to Employees.

Section 5.2 Qualification of Incentive Stock Options. No Employee may be granted an Incentive Stock Option under the Plan if such Employee, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or “parent corporation” (within the meaning of Section 424(e) of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.
Section 5.3 Granting of Options and SARs to Service Providers.
(a) Options and SARs. The Administrator may from time to time:
(i) Select from among the Service Providers (including those to whom Options or SARs have been previously granted under the Plan) such of them as in its opinion should be granted Options and/or SARs;
(ii) Determine the number of Shares to be subject to such Options and/or SARs granted to such Service Provider, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and
(iii) Determine the terms and conditions of such Options and SARs, consistent with the Plan.
(b) SARs may be granted in tandem with Options or may be granted on a freestanding basis, not related to any Option. Unless otherwise determined by the Administrator at the grant date or determined thereafter in a manner more favorable to the Participant, SARs granted in tandem with Options shall have substantially similar terms and conditions to such Options to the extent applicable, or may be granted on a freestanding basis, not related to any Option.
(c) Upon the selection of a Service Provider to be granted an Option or SAR under this Section 5.3, the Administrator shall issue, or shall instruct an authorized officer to issue, such Option or SAR and may impose such conditions on the grant of such Option or SAR as it deems appropriate. Subject to Section 15.2, any Incentive Stock Option granted under the Plan may be modified by the Administrator, without the consent of the Optionee, even if such modification would result in the disqualification of such Option as an “incentive stock option” under Section 422 of the Code.
Section 5.4 Sale of Company Common Stock to Service Providers. The Administrator, acting in its sole discretion, may from time to time designate one or more Service Providers to whom an offer to sell Shares shall be made and the terms and conditions thereof, provided, however, that the price per Share shall not be less than the Fair Market Value of such Shares on the date any such offer is accepted. Each Share sold to a Service Provider under this Section 5.4 shall be evidenced by a Subscription Agreement in a form approved by the Administrator, which shall contain terms consistent with the terms hereof. Any Shares sold under this Section 5.4 shall be subject to the same limitations, restrictions and administration hereunder as would apply to any Shares issued pursuant to the exercise of an Option under this Plan including, without limitation, conditions and restrictions set forth in Section 7.6. Unless otherwise determined by the Administrator, Shares acquired pursuant to this Section 5.4 shall also be subject to the terms and conditions of a Subscription Agreement, which shall be accepted and acknowledged by the Participant, including by electronic means.

Article VI
TERMS OF OPTIONS AND SARS
Section 6.1 Award Agreement. Each Option and each SAR shall be evidenced by an Award Agreement, which shall be accepted and acknowledged by the Optionee, including by electronic means, and which shall contain such terms and conditions as the Administrator shall determine, consistent with the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as “incentive stock options” under Section 422 of the Code.
Section 6.2 Exercisability and Vesting of Options and SARs.
(a) Each Option and SAR shall vest and become exercisable according to the terms of the applicable Award Agreement, subject to Section 4.6; provided, however, that by a resolution adopted after an Option or SAR is granted the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or SAR or any portion thereof may be exercised.
(b) Except as otherwise provided by the Administrator or in the applicable Award Agreement, no portion of an Option or SAR which is unexercisable on the date that an Optionee incurs a termination of service as a Service Provider shall thereafter become exercisable.
(c) The aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Service Provider in any calendar year may not exceed U.S. $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.
(d) SARs granted in tandem with an Option shall become vested and exercisable on the same date or dates as the Options with which such SARs are associated vest and become exercisable. SARs that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of Shares, and may be exercised only with respect to the Shares for which the related Option is then exercisable.
Section 6.3 Option Price and Base Price. Excluding Replacement Awards, the per Share purchase price of the Shares subject to each Option (the “Option Price”) and the Base Price of each SAR shall be set by the Administrator and shall be not less than 100% of the Fair Market Value of such Shares on the date such Option or SAR is granted.
Section 6.4 Expiration of Options and SARs. No Option or SAR may be exercised after the first to occur of the following events:
(a) The expiration of ten (10) years from the date the Option or SAR was granted; or
(b) With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the expiration of five (5) years from the date the Incentive Stock Option was granted.

Article VII
EXERCISE OF OPTIONS AND SARS
Section 7.1 Person Eligible to Exercise. During the lifetime of the Optionee, only the Optionee may exercise an Option or SAR (or any portion thereof) granted to him or her; provided, however, that the Optionee’s Eligible Representative may exercise his or her Option or SAR or portion thereof during the period of the Optionee’s Disability. After the death of the Optionee, any exercisable portion of an Option or SAR may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her Eligible Representative.
Section 7.2 Partial Exercise. At any time and from time to time prior to the date on which the Option or SAR becomes unexercisable under the Plan or the applicable Award Agreement, the exercisable portion of an Option or SAR may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional Shares and the Administrator may, by the terms of the Option or SAR, require any partial exercise to exceed a specified minimum number of Shares.
Section 7.3 Manner of Exercise. Subject to any generally applicable conditions or procedures that may be imposed by the Administrator, an exercisable Option or SAR, or any exercisable portion thereof, may be exercised solely by delivery to the Administrator or its designee of all of the following prior to the time when such Option or SAR or such portion becomes unexercisable under the Plan or the applicable Award Agreement:
(a) Notice in writing delivered by the Optionee or his or her Eligible Representative, stating that such Option or SAR or portion is being exercised, and specifically stating the number of Shares with respect to which the Option or SAR is being exercised (which form of notice shall be provided by the Administrator upon request and may be electronic);
(b) A copy of the Subscription Agreement in use by the Company at the time of exercise (which shall be provided by the Administrator upon request);
(c) (i) With respect to the exercise of any Option, full payment (in cash (through wire transfer only) or by personal, certified, or bank cashier check) of the aggregate Option Price of the Shares with respect to which such Option (or portion thereof) is thereby exercised; or
(ii) With the consent of the Administrator, (A) Shares owned by the Optionee duly endorsed for transfer to the Company or (B) Shares issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option Price of the Shares with respect to which such Option (or portion thereof) is thereby exercised; or
(iii) With the consent of the Administrator, payment of the Option Price through a broker-assisted cashless exercise program established by the Company; or
(iv) With the consent of the Administrator, any form of payment of the Option Price permitted by Applicable Laws and any combination of the foregoing methods of payment.
(d) Full payment to the Company (in cash or by personal, certified or bank cashier check or by any other means of payment approved by the Administrator) of, subject to Section 15.11, all amounts necessary to satisfy any and all Withholding Taxes arising in connection with the exercise of the Option or SAR (notice of the amount of which shall be provided by the Administrator as soon as practicable following receipt by the Administrator of the notice of exercise);
(e) Such representations and documents as the Administrator deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator shall provide the Optionee or Eligible Representative with all such representations and documents as soon as practicable following receipt by the Administrator of the notice of exercise. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and
(f) In the event that the Option or SAR or portion thereof shall be exercised as permitted under Section 7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or SAR or portion thereof.
Section 7.4 Exercise by the Administrator. If an Optionee has not exercised an Option immediately prior to the expiration of such Option and the Fair Market Value on the date of expiration exceeds the Option Price of such Option, the Administrator may, in its sole discretion, exercise the Option on behalf of the Optionee by causing the exercise price to be paid through a broker-assisted cashless exercise program established by the Company. For the avoidance of doubt, the Administrator will not be required to obtain the Optionee’s consent prior to such exercise, and the Administrator’s exercise of discretion under this Section 7.4 need not be uniform among Optionees, whether or not such persons are similarly situated.
Section 7.5 Optionee Representations. The Administrator, in its sole discretion, may require an Optionee to make certain representations or acknowledgements, on or prior to the purchase of any Shares pursuant to any Option or SAR granted under this Plan, in respect thereof including, without limitation, that the Optionee is acquiring the Shares for an investment purpose and not for resale, and, if the Optionee is an Affiliate, additional acknowledgements regarding when and to what extent any transfers of such Shares may occur.
Section 7.6 Settlement of SARs. Unless otherwise determined by the Administrator, upon exercise of a SAR, the Participant shall be entitled to receive payment in the form, determined by the Administrator, of Shares, or cash, or a combination of Shares and cash having an aggregate value equal to the amount determined by multiplying:
(a) any increase in the Fair Market Value of one Share on the exercise date over the Base Price of such SAR, by
(b) the number of Shares with respect to which such SAR is exercised;
provided, however, that on the grant date, the Administrator may establish, in its sole discretion, a maximum amount per Share that may be payable upon exercise of a SAR, and provided, further, that in no event shall the value of the Company Common Stock or cash delivered on exercise of a SAR exceed the excess of the Fair Market Value of the Shares with respect to which the SAR is exercised over the Fair Market Value of such Shares on the grant date of such SAR.
Section 7.7 Conditions to Issuance of Shares. The Company shall evidence the issuance of Shares delivered upon exercise of an Option or SAR in the books and records of the Company or in a manner determined by the Company. Notwithstanding the above, the Company shall not be required to effect the issuance of any Shares purchased upon the exercise of any Option or SAR or portion thereof prior to fulfillment of all of the following conditions:
(a) The admission of such Shares to listing on any and all stock exchanges on which such class of Company Common Stock is then listed;
(b) The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other local, state, federal or foreign governmental regulatory body, which the Administrator shall, in its sole discretion, deem necessary or advisable;
(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable; and
(d) The payment to the Company (or any Subsidiary, as applicable) of all amounts which it is required to withhold under Applicable Law in connection with the exercise of the Option or SAR.
The Administrator shall not have any liability to any Optionee for any delay in the delivery of Shares to be issued upon an Optionee’s exercise of an Option or SAR.
Section 7.8 Rights as Stockholders. The holder of an Option or SAR shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of an Option or SAR unless and until such holder has accepted and acknowledged a Subscription Agreement (if provided by the Administrator) and the Shares attributable to the exercise of the Option or SAR have been issued by the Company to such holder.
Section 7.9 Transfer Restrictions. Shares acquired upon exercise of an Option or SAR shall be subject to the terms and conditions of the Subscription Agreement (if any). In addition, the Administrator, in its sole discretion, may set forth in an Award Agreement such further restrictions on the transferability of the Shares purchasable upon the exercise of an Option or SAR as it deems appropriate. Any such restriction may be referred to in the Share register maintained by the Company or otherwise in a manner reflecting its applicability to the Shares. The Administrator may require the Employee to give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option, within two (2) years from the date of granting such Option or one (1) year after the transfer of such Shares to such Employee. The Administrator may cause the Share register maintained by the Company to refer to such requirement.
Article VIII
RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNIT AWARDS
Section 8.1 Restricted Stock.
(a) Grant of Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement and Subscription Agreement.
(b) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation,

limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.
(c) Issuance of Restricted Stock. The issuance of Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine.
Section 8.2 Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable (subject to Section 4.6), and may specify such conditions to vesting as it deems appropriate, including the requirement of executing a Subscription Agreement. At the time of grant, the Administrator shall specify the settlement date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. Unless otherwise provided in an Award Agreement, on the settlement date, the Company shall, subject to the terms of this Plan (including satisfaction of applicable Withholding Taxes), transfer to the Participant one Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the grantee to the Company for such Shares.
Section 8.3 Rights as a Stockholder. A Participant shall not be, nor have any of the rights or privileges of, a stockholder in respect of Restricted Stock Units awarded pursuant to the Plan unless and until such Participant has accepted and acknowledged a Subscription Agreement (if provided by the Administrator) and the Shares attributable to such Restricted Stock Units have been issued to such Participant.
Article IX
PERFORMANCE SHARES AND PERFORMANCE UNITS
Section 9.1 Grant of Performance Awards. The Administrator is authorized to make Awards of Performance Shares and Performance Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Performance Shares and Performance Units shall be evidenced by an Award Agreement.
Section 9.2 Issuance and Restrictions. The Administrator shall have the authority to determine the Participants who shall receive Performance Shares and Performance Units, the number of Performance Shares and the number and value of Performance Units each Participant receives for any Performance Cycle, and the Performance Goals applicable in respect of such Performance Shares and Performance Units for each Performance Cycle. The Administrator shall determine the duration of each Performance Cycle (and the duration of Performance Cycles may differ from one another), and there may be more than one Performance Cycle in existence at any one time. An Award Agreement evidencing the grant of Performance Shares or Performance Units shall specify the number of Performance Shares and the number and value of Performance Units awarded to the Participant, the Performance Goals applicable thereto, and such other terms and conditions not inconsistent with the Plan as the Administrator shall determine. No Company Common Stock will be issued at the time an Award of Performance Shares is made, and the Company shall not be required to set aside a fund for the payment of Performance Shares or Performance Units.

Section 9.3 Earned Performance Shares and Performance Units. Performance Shares and Performance Units shall become earned, in whole or in part, based upon the attainment of specified Performance Goals or the occurrence of any event or events, as the Administrator shall determine, either in an Award Agreement or thereafter on terms more favorable to the Participant to the extent consistent with Section 162(m). In addition to the achievement of the specified Performance Goals, the Administrator may condition payment of Performance Shares and Performance Units on such other conditions as the Administrator shall specify in an Award Agreement. The Administrator may also provide in an Award Agreement for the completion of a minimum period of service (in addition to the achievement of any applicable Performance Goals) as a condition to the vesting of any Performance Share or Performance Unit Award.
Section 9.4 Rights as a Stockholder. A Participant shall not have any rights as a stockholder in respect of Performance Shares or Performance Units awarded pursuant to the Plan (including, without limitation, the right to vote on any matter submitted to the Company’s stockholders) until such time as the Participant has accepted and acknowledged a Subscription Agreement (if provided by the Administrator) and the Shares attributable to such Performance Shares or Performance Units have been issued to such Participant or his or her beneficiary.
Section 9.5 Performance Goals. The Administrator shall establish the Performance Goals that must be satisfied in order for a Participant to receive an Award for a Performance Period or for an Award of Performance Shares or Performance Units to be earned or vested. At the discretion of the Administrator, the Performance Goals may be based upon (alone or in combination and whether gross or net, before or after taxes and/or before or after other adjustments, as determined by the Administrator for the Performance Period): (a) net or operating income (before or after taxes); (b) earnings before taxes, interest, depreciation, and/or amortization (“EBITDA”); (c) EBITDA excluding charges for stock compensation, management fees, restructurings and impairments (“Adjusted EBITDA”); (d) basic or diluted earnings per share or improvement in basic or diluted earnings per share; (e) sales (including, but not limited to, total sales, net sales or revenue growth); (f) net operating profit; (g) financial return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (h) cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (i) productivity ratios (including but not limited to measuring liquidity, profitability or leverage); (j) share price (including, but not limited to, growth measures and total shareholder return); (k) expense/cost management targets; (l) margins (including, but not limited to, operating margin, net income margin, cash margin, gross, net or operating profit margins, EBITDA margins, Adjusted EBITDA margins); (m) operating efficiency; (n) market share or market penetration; (o) customer targets (including, but not limited to, customer growth, customer retention or customer satisfaction); (p) working capital targets or improvements; (q) economic value added; (r) balance sheet metrics (including, but not limited to, inventory, inventory turns, receivables turnover, net asset turnover, debt reduction, retained earnings, year-end cash, cash conversion cycle, ratio of debt to equity or to EBITDA); (s) workforce targets (including but not limited to diversity goals, employee engagement or satisfaction, employee retention, and workplace health and safety goals); (t) implementation, completion or attainment of measurable objectives with respect to research and development, key products or key projects, lines of business, acquisitions and divestitures and strategic plan development and/or implementation; (u) comparisons with various stock market indices, peer companies or industry groups or classifications with regard to one more of these criteria; or, in the case of (A) persons who are not “covered employees” under Section 162(m) of the Code or (B) Awards (whether or not to “covered employees”) not intended to qualify as performance-based compensation under Section 162(m) of the Code, such other criteria as may be determined by the Administrator.

Performance Goals may be established on a Company-wide basis or with respect to one or more business units, divisions, Subsidiaries, or products and may be expressed in absolute terms, or relative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more Subsidiaries, divisions or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering a peer group of companies or (v) other external measures of the selected performance criteria. Any performance objective may measure performance on an individual basis, as appropriate. The Administrator may provide for a threshold level of performance below which no Shares or compensation will be granted or paid in respect of Performance Shares or Performance Units, and a maximum level of performance above which no additional Shares or compensation will be granted or paid in respect of Performance Shares or Performance Units, and it may provide for differing amounts of Shares or compensation to be granted or paid in respect of Performance Shares or Performance Units for different levels of performance. When establishing Performance Goals for a Performance Cycle, the Administrator may determine that any or all “unusual or infrequently occurring items” as determined under U.S. generally accepted accounting principles and as identified in the financial statements, notes to the financial statements or management’s discussion and analysis in the annual report, including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, unusual or infrequently occurring items, capital gains and losses, dividends, Share repurchases, other unusual, infrequently occurring or non-recurring items, and the cumulative effects of accounting changes shall be excluded from the determination as to whether the Performance Goals have been met. Except in the case of Awards to “covered employees” intended to qualify as performance-based compensation under Section 162(m) of the Code, the Administrator may also adjust the Performance Goals for any Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Administrator may determine.
Section 9.6 Special Rule for Performance Goals. If, at the time of grant, the Administrator intends a Performance Share Award, Performance Unit or other Performance Award to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must establish Performance Goals for the applicable Performance Cycle prior to the ninety-first (91st) day of the Performance Cycle (or by such other date as may be required under Section 162(m) of the Code) but not later than the date on which 25% of the Performance Cycle has elapsed.
Section 9.7 Negative Discretion. Notwithstanding anything in this Article IX to the contrary, the Administrator shall have the right, in its absolute discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under Section 9.9 based on individual performance or any other factors that the Administrator, in its discretion, shall deem appropriate and (ii) to establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized under the Award or under the Plan.
Section 9.8 Affirmative Discretion. Notwithstanding any other provision in the Plan to the contrary, but subject to the maximum number of Shares available for issuance under Article IV of the Plan, (i) the Administrator shall have the right, in its discretion, to grant an Award in cash, Shares or other Awards, or in any combination thereof, to any Participant (except for Awards intended to qualify as performance-based compensation under Section 162(m) of the Code) in a greater amount than would apply under the applicable Performance Goals, based on individual performance or any other criteria that the Administrator deems appropriate and (ii) in connection with the hiring of any person who is or becomes a “covered employee” as defined in Section 162(m)(3) of the Code, the Administrator may provide for a minimum bonus amount in any Performance Cycle, regardless of whether Performance Goals are attained. Notwithstanding any provision of the Plan to the contrary, in no event shall the Administrator have, or exercise, discretion with respect to a Performance Award intended to qualify as performance-based compensation under Section 162(m) of the Code if such discretion or the exercise thereof would cause such qualification not to be available.
Section 9.9 Certification of Attainment of Performance Goals. As soon as practicable after the end of a Performance Cycle and prior to any payment or vesting in respect of such Performance Cycle, the Administrator shall certify in writing the number of Performance Shares or other Performance Awards and the number and value of Performance Units that have been earned or vested on the basis of performance in relation to the established Performance Goals.
Section 9.10 Payment of Awards. Payment or delivery of Company Common Stock with respect to earned Performance Shares and earned Performance Units shall be made to the Participant or, if the Participant has died, to the Participant’s Eligible Representative, as soon as practicable after the expiration of the Performance Cycle and the Administrator’s certification under Section 9.9 and (unless an applicable Award Agreement shall set forth one or more other dates) in any event no later than the earlier of (i) two and one-half (2 ½) months after the end of the fiscal year in which the Performance Cycle has ended and (ii) ninety (90) days after the expiration of the Performance Cycle. The Administrator shall determine and set forth in the applicable Award Agreement whether earned Performance Shares and the value of earned Performance Units are to be distributed in the form of cash, Shares or in a combination thereof, with the value or number of Shares payable to be determined based on the Fair Market Value of the Company Common Stock on the date of the Administrator’s certification under Section 9.9 or such other date specified in the Award Agreement. The Administrator may set forth in an Award Agreement conditions with respect to the award or delivery of Shares, including conditioning the vesting of such Shares on the performance of additional service.
Section 9.11 Newly Eligible Participants. Notwithstanding anything in this Article IX to the contrary, the Administrator shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Shares, Performance Units or other Performance Awards after the commencement of a Performance Cycle.
Article X
DEFERRED SHARE UNITS
Section 10.1 Grant. Subject to Article III, the Administrator is authorized to make awards of Deferred Share Units to any Participant selected by the Administrator at such time or times as shall be determined by the Administrator without regard to any election by the Participant to defer receipt of any compensation or bonus amount payable to him. The grant date of any Deferred Share Unit under the Plan will be the date on which such Deferred Share Unit is awarded by the Administrator or on such other future date as the Administrator shall determine in its sole discretion. Upon the grant of Deferred Share Units pursuant to the Plan, the Company shall establish a notional account for the Participant and will record in such account the number of Deferred Share Units awarded to the Participant. No Shares will be issued to the Participant at the time an award of Deferred Share Units is granted. Subject to Article III and Applicable Law (including Section 409A of the Code), Deferred Share Units may become payable on a Corporate Event, termination of employment or on a specified date or dates set forth in the Award Agreement evidencing such Deferred Share Units.
Section 10.2 Rights as a Stockholder. A Participant shall not be, nor have any of the rights and privileges of, a stockholder of the Company in respect of Deferred Share Units awarded pursuant to the Plan unless and until such time as the Participant has accepted and acknowledged a

Subscription Agreement (if provided by the Administrator) and the Shares attributable to such Deferred Share Units have been issued to such Participant.
Section 10.3 Vesting. Unless the Administrator provides otherwise at the grant date or provides thereafter in a manner more favorable to the Participant and subject to Section 4.6, Deferred Share Units shall be fully vested and nonforfeitable when granted.
Section 10.4 Further Deferral Elections. A Participant may elect to further defer receipt of Shares issuable in respect of Deferred Share Units (or an installment of an Award) for a specified period or until a specified event and in a manner consistent with Section 409A of the Code, subject in each case to the Administrator’s approval and to such terms as are determined by the Administrator, all in its sole discretion. Subject to any exceptions adopted by the Administrator in accordance with Applicable Law (including Section 409A of the Code), such election must generally be made at least twelve (12) months prior to the prior settlement date of such Deferred Share Units (or any such installment thereof) and must defer settlement for at least five (5) years after such prior settlement date. A further deferral opportunity does not have to be made available to all Participants, and different terms and conditions may apply with respect to the further deferral opportunities made available to different Participants.
Section 10.5 Settlement. Subject to this Article X, upon the date specified in the Award Agreement evidencing the Deferred Share Units, for each such Deferred Share Unit the Participant shall receive, as specified in the Award Agreement (and subject to satisfaction of applicable Withholding Taxes), (i) a cash payment equal to the Fair Market Value of one (1) Share as of such payment date, (ii) one (1) Share or (iii) any combination of clauses (i) and (ii).
Article XI
OTHER STOCK-BASED AWARDS
Section 11.1 Grant of Stock-Based Awards. The Administrator is authorized to make Awards of other types of equity-based or equity-related awards (“Stock-Based Awards”) not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions as the Administrator shall determine. All Stock-Based Awards shall be evidenced by an Award Agreement. Such Stock-Based Awards may be granted as an inducement to enter the employ of the Company or any Subsidiary or in satisfaction of any obligation of the Company or any Subsidiary to an officer or other key employee, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Stock-Based Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the Applicable Laws of jurisdictions other than the United States.
Section 11.2 Automatic Grants for Directors. Consistent with the Company's Director compensation programs, the Administrator may institute, by resolution, grants of automatic Awards to new and continuing Directors, with the number and type of such Awards, the frequency of grant and all related terms and conditions, including any applicable vesting conditions, as determined by the Administrator in its sole discretion, subject to Section 4.6.

Article XII
DIVIDEND EQUIVALENTS
Section 12.1 Generally. Dividend Equivalents may be granted to Participants at such time or times as shall be determined by the Administrator. Dividend Equivalents may be granted in tandem with other Awards, in addition to other Awards, or freestanding and unrelated to other Awards. The grant date of any Dividend Equivalents under the Plan will be the date on which the Dividend Equivalent is awarded by the Administrator, or such other date permitted by Applicable Laws as the Administrator shall determine in its sole discretion. Dividend Equivalents may, at the discretion of the Administrator, be fully vested and nonforfeitable when granted or subject to such vesting conditions as determined by the Administrator. For the avoidance of doubt, Dividend Equivalents with respect to Awards shall not be fully vested until the Awards have been earned and shall be forfeited if the related Award is forfeited. Dividend Equivalents shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Award, if any, to which such Dividend Equivalent relates, or pursuant to a separate Award Agreement with respect to freestanding Dividend Equivalents, in each case, containing such provisions not inconsistent with the Plan as the Administrator shall determine, including customary representations, warranties and covenants with respect to securities law matters.
Article XIII
TERMINATION AND FORFEITURE
Section 13.1 Termination for Cause. Unless otherwise determined by the Administrator at the grant date and set forth in the Award Agreement covering the Award or otherwise in writing or determined thereafter in a manner more favorable to the Participant, if a Participant’s employment or service terminates for Cause, all Options and SARs, whether vested or unvested, and all other Awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of Cause) shall be immediately forfeited and canceled, effective as of the date of the Participant’s termination of service.
Section 13.2 Termination for Any Other Reason. Unless otherwise determined by the Administrator at the grant date and set forth in the Award Agreement covering the Award or otherwise in writing or determined thereafter in a manner more favorable to the Participant, if a Participant’s employment or service terminates for any reason other than Cause:
(a) Treatment of Unvested Awards. If a Participant’s employment or service is terminated, all Awards that are unvested or unexercisable shall be immediately forfeited and canceled, effective as of the date of the Participant’s termination of service, provided that if a Participant’s employment or service is terminated in a Special Termination, any Awards that are unvested or unexercisable shall vest, as of the effective date of such Special Termination, on a pro rata basis, in an amount (taken together with other Awards of the same type that were granted on the same date) equal to the product of (x) the number of unvested Awards then held by the Participant that would have vested if the Participant’s employment or service with the Company or a Subsidiary had continued until the next following anniversary of such Award’s grant date (which for Performance Awards shall be the number of Performance Awards that would have vested on the basis of actual achievement of the Performance Goals applicable to such Awards for the applicable Performance Cycle) multiplied by (y) a fraction, the numerator of which is the number of days that have elapsed from the later of the grant date of such Award or the most recent anniversary of such grant date and the denominator of which is 365;
(b) Treatment of Vested Awards.
(i) Options and SARs. All Options and SARs that are vested shall remain outstanding until (i) in the case of retirement at normal retirement age, two (2) years after the effective date of the Participant’s retirement, (ii) in the case of a termination by the Company without Cause or a termination by the Participant for Good Reason, one hundred and eighty (180) days after the effective date of such termination, (iii) in the case of a Special Termination, twelve (12) months after the effective date of such termination, and (iv) in the case of any other termination of employment (other than a termination by the Company for Cause), ninety (90) days after the effective date of the Participant’s termination, or (z) the Award’s normal expiration date, whichever is earlier, after which any unexercised Options and SARs shall immediately terminate; and
(ii) Other Awards. All Awards other than Options and SARs that are vested shall be treated as set forth in the applicable Award Agreement (or in any more favorable manner determined by the Administrator).
Section 13.3 Post-Termination Informational Requirements. Before the settlement of any Award following termination of employment or service, the Administrator may require the Participant (or the Participant’s Eligible Representative, if applicable) to make such representations and provide such documents as the Administrator deems necessary or advisable to effect compliance with Applicable Law and determine whether the provisions of Section 13.1 or Section 13.4 may apply to such Award.
Section 13.4 Forfeiture of Awards. Awards (and gains earned or accrued in connection with Awards) shall be subject to such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct or Competitive Activity) as may be adopted by the Administrator or the Board from time to time and communicated to Participants. Any such policies may (in the discretion of the Administrator or the Board) be applied to outstanding Awards at the time of adoption of such policies, or on a prospective basis only. The Participant shall also forfeit and disgorge to the Company any Awards granted or vested and any gains earned or accrued due to the exercise of Options or SARs or the sale of any Company Common Stock to the extent required by Applicable Law or regulations in effect on or after the Effective Date, including Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. For the avoidance of doubt, the Administrator shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder. The implementation of policies and procedures pursuant to this Section 13.4 and any modification of the same shall not be subject to any restrictions on amendment or modification of Awards.
Section 13.5 Clawbacks. Awards shall be subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the Participants or any such policy adopted to comply with Applicable Law, including any other applicable clawback or recovery provision required by any Applicable Law.

Article XIV
CHANGE IN CONTROL
Section 14.1 Unless otherwise expressly provided in an Award Agreement, subject to Section 14.2, no cancellation, acceleration of vesting or other payment shall occur in connection with a Change in Control with respect to any (i) unvested or unexercisable Award and/or (ii) if reasonably determined in good faith by the Administrator prior to the occurrence of the Change in Control, vested Awards, and such Award shall be honored or assumed, or new rights substituted therefor following the Change in Control (such honored, assumed or substituted award, an “Alternative Award”), provided that any Alternative Award must (x) give the Participant who held such Award rights and entitlements substantially equivalent to or better than the rights and terms applicable under such Award immediately prior to the Change in Control, including, without limitation, an identical or better schedule as to vesting and/or exercisability and that Alternative Awards that are stock options have identical or better methods of payment of the exercise price thereof; (y) as to any service-based vesting requirement applicable to the Award, provide for full vesting of the Alternative Award, if within eighteen (18) months following a Change in Control, the Participant’s employment or service is terminated by the Company without Cause or by the Participant for Good Reason during the remaining vesting period thereof; and (z) as to any performance-based vesting requirement applicable to the Award, provide for vesting of the Alternative Award at target levels, if within eighteen (18) months following a Change in Control, the Participant’s employment or service is terminated by the Company without Cause or by the Participant for Good Reason during the remaining vesting period thereof. If a Participant’s employment or service is terminated by the Company without Cause or by the Participant for Good Reason within three (3) months prior to the occurrence of a Change in Control, the Participant shall be treated, solely for the purposes of this Plan (including, without limitation, this Article XIV) as continuing in the employment or service of the Company or the applicable Subsidiary until the occurrence of such Change in Control, and to have been terminated immediately thereafter. If the Administrator determines in connection with a Change in Control that performance-based vesting requirements applicable to an Award will no longer operate as intended following the Change in Control or will no longer provide the intended incentive, the Administrator may modify such performance-based vesting requirements or impose new performance-based vesting requirements so long as the Administrator determines that such modified or new performance-based vesting requirements are not materially more difficult to achieve than the performance-based vesting requirements applicable to the Award immediately prior to the Change in Control.
Notwithstanding this Section 14.1, if the securities underlying the Alternative Award are not publicly traded, (i) the acquisition, holding and disposition of the shares underlying the Alternative Award may be subject to such terms and conditions as are established by the Administrator prior to the Change in Control and (ii) the Company or the acquiror in such Change in Control shall be required to repurchase any vested Alternative Awards or securities underlying such Alternative Awards following termination of employment (other than termination for Cause or other circumstances resulting in the forfeiture of such Alternative Awards in accordance with Section 13.4 or an applicable award agreement) for cash or marketable securities equal to the fair market value of the securities subject to such Alternative Award on the effective date of termination (and, in the case of Alternative Awards that are stock options or stock appreciation rights, in excess of the exercise price or base price that the Participant would be required to pay in respect of such Alternative Award).
Section 14.2 Except as otherwise provided in this Article XIV or in an Award Agreement or thereafter on terms more favorable to a Participant, if the Administrator reasonably determines in good faith, prior to the occurrence of a Change in Control, that no Alternative Awards will be provided upon a Change in Control:

(a) each unvested Award (other than Performance Awards and freestanding Dividend Equivalents not granted in connection with another Award) shall vest;
(b) each outstanding Option and SAR shall be canceled in exchange for a payment equal to the excess, if any, of the Change in Control Price over the applicable Option Price or Base Price;
(c) Shares underlying all Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units, and other Stock-Based Awards that are vested (as provided in this Section 14.2 or otherwise) shall be issued or released to the Participant holding such Award, except to the extent that the Administrator has determined, in accordance with authority granted to it by the Plan or the applicable Award Agreement to settle such Award in cash in lieu of shares;
(d) Each outstanding Performance Award shall be treated as provided in the individual Award Agreement governing such Performance Award; and
(e) all freestanding Dividend Equivalents not granted in connection with another Award shall be cancelled without payment therefor.
To the extent any portion of the Change in Control Price is payable other than in cash and/or other than at the time of the Change in Control, equity holders under the Plan may (to the extent consistent with Section 409A) receive the same time and form of payment in the Change in Control in the same proportion as the Company’s stockholders, or the Administrator may, in its sole discretion, cause equity holders under the Plan to be paid in cash at the time of the Change in Control. For avoidance of doubt, upon a Change in Control the Administrator may cancel Options and SARs for no consideration if the aggregate Fair Market Value of the Shares subject to Options and SARs is less than or equal to the Option Price of such Options or the Base Price of such SARs.
Section 14.3 Section 409A. Notwithstanding the discretion in Sections 14.1 and 14.2, if any Award is subject to Section 409A of the Code and an Alternative Award would be deemed a non-compliant modification of such Award under Section 409A, then no Alternative Award shall be provided and such Award shall instead be treated as provided in Section 14.2 or in the Award Agreement (or in such other manner determined by the Administrator that is a compliant modification under Section 409A).
Article XV
OTHER PROVISIONS
Section 15.1 Awards Not Transferable. Unless otherwise agreed to in writing by the Administrator, no Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 15.1 shall prevent transfers by will or by the applicable laws of descent and distribution or, with the prior approval of the Company’s General Counsel or the Administrator, estate planning transfers.

Section 15.2 Amendment, Suspension or Termination of the Plan or Award Agreements.
(a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided that without the approval by a majority of the shares entitled to vote at a duly constituted meeting of shareholders of the Company, no amendment or modification to the Plan may (i) except as otherwise expressly provided in Section 4.3, increase the number of Shares subject to the Plan or the individual Award limitations specified in Section 4.2; (ii) modify the class of persons eligible for participation in the Plan; (iii) modify the prohibition against repricing in Section 4.5; or (iv) materially modify the Plan in any other way that would require shareholder approval under Applicable Law.
(b) Except as otherwise expressly provided in the Plan, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Award, adversely alter or impair any rights or obligations under any Award theretofore granted. Except as provided by Section 4.3, notwithstanding the foregoing, the Administrator at any time, and from time to time, may amend the terms of any one or more existing Award Agreements, provided, however, that the rights of a Participant under an Award Agreement shall not be adversely impaired without the Participant’s written consent. The Company shall provide a Participant with notice of any amendment made to such Participant’s existing Award Agreement in accordance with the terms of this Section 15.2(b).
(c) Notwithstanding any provision of the Plan to the contrary, in no event shall adjustments made by the Administrator pursuant to Section 4.3 or the application of Section 13.4, Section 14.1, Section 14.2, Section 15.6 or Section 15.12 to any Participant constitute an amendment of the Plan or of any Award Agreement requiring the consent of any Participant.
(d) No Award may be granted during any period of suspension or after termination of the Plan, and in no event may any Award be granted under this Plan after the expiration of ten (10) years from the Effective Date.
Section 15.3 Effect of Plan upon Other Award and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Subsidiaries. Nothing in this Plan shall be construed to limit the right of the Company or any of its Subsidiaries (a) to establish any other forms of incentives or compensation for Service Providers or (b) to grant or assume options or restricted stock other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.
Section 15.4 At-Will Employment. Nothing in the Plan or any Award Agreement hereunder shall confer upon the Participant any right to continue as a Service Provider of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company and any of its Subsidiaries, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without Cause.
Section 15.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.
Section 15.6 Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Subsidiaries or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
Section 15.7 Term of Plan. The Plan shall become effective upon the date of initial shareholder approval of the Plan (the “Effective Date”) and shall continue in effect, unless sooner terminated pursuant to Section 15.2, until the tenth (10th) anniversary of the Effective Date. The provisions of the Plan shall continue thereafter to govern all outstanding Awards. In the event the Plan is not approved by the shareholders on or before June 1, 2017, the Plan shall be null and void and the Prior Plan shall continue in force.
Section 15.8 Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.
Section 15.9 Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.
Section 15.10 Governing Documents. In the event of any express contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Subsidiary that has been approved by the Administrator, the express terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that such express provision of the Plan shall not apply.
Section 15.11 Withholding Taxes. In addition to any rights or obligations with respect to Withholding Taxes under the Plan or any applicable Award Agreement, the Company or any Subsidiary employing a Service Provider shall have the right to withhold from the Service Provider, or otherwise require the Service Provider or an assignee to pay, any Withholding Taxes arising as a result of grant, exercise, vesting or settlement of any Award or any other taxable event occurring pursuant to the Plan or any Award Agreement, including, without limitation, to the extent permitted by law, the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to the Service Provider or to take such other actions (including, without limitation, withholding any Shares or cash deliverable pursuant to the Plan or any Award) as may be necessary to satisfy all or any portion of such Withholding Taxes; provided, however, that in the event that the Company withholds Shares issued or issuable to the Participant to satisfy all or any portion of the Withholding Taxes, the Company shall withhold a number of whole Shares having a Fair Market Value, determined as of the date of withholding, not in excess of such amount as may be necessary to avoid liability award accounting and any remaining amount shall be remitted in cash or withheld; and provided, further, that with respect to any Award subject to Section 409A of the Code, in no event shall Shares be withheld pursuant to this Section 15.11 (other than upon or immediately prior to settlement in accordance with the Plan and the applicable Award Agreement) other than to pay taxes imposed under the U.S. Federal Insurance Contributions Act (“FICA”) and any associated U.S. federal withholding tax imposed under Section 3401 of the Code and in no event shall the value of such Shares (other than upon immediately prior to settlement) exceed the amount of the tax imposed under FICA and any associated U.S. federal withholding tax imposed under Section 3401 of the Code. The Participant shall be responsible for all Withholding Taxes and other tax consequences of any Award.
Section 15.12 Section 409A. To the extent that the Administrator determines that any Award is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate any terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan, the Administrator determines that any Award may be subject to Section 409A of the Code and related regulations and Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance or (c) comply with any correction procedures available with respect to Section 409A of the Code. Notwithstanding anything else contained in this Plan or any Award Agreement to the contrary, if a Service Provider is a “specified employee” as determined pursuant to Section 409A under any Company Specified Employee policy in effect at the time of the Service Provider’s “separation from service” (as determined under Section 409A) or, if no such policy is in effect, as defined in Section 409A of the Code), then, to the extent necessary to comply with, and avoid imposition on such Service Provider of any tax penalty imposed under, Section 409A of the Code, any payment required to be made to a Service Provider hereunder upon or following his or her separation from service shall be delayed until the first to occur of (i) the six (6)-month anniversary of the Service Provider’s separation from service and (ii) the Service Provider’s death. Should payments be delayed in accordance with the preceding sentence, the accumulated payment that would have been made but for the period of the delay shall be paid in a single lump sum during the ten (10)-day period following the lapsing of the delay period. No provision of this Plan or an Award Agreement shall be construed to indemnify any Service Provider for any taxes incurred by reason of Section 409A (or timing of incurrence thereof), other than an express indemnification provision therefor.
Section 15.13 Notices. Except as provided otherwise in an Award Agreement, all notices and other communications required or permitted to be given under this Plan or any Award Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by email or any other form of electronic transfer approved by the Administrator, sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, (i) in the case of notices and communications to the Company, to 3075 Highland Parkway, Suite 200, Downers Grove, IL 60515 to the attention of the Corporate Secretary of the Company or (ii) in the case of a Participant, to the last known address, or email address or, where the individual is an employee of the Company or one of its Subsidiaries, to the individual’s workplace address or email address or by other means of electronic transfer acceptable to the Administrator. All such notices and communications shall be deemed to have been received on the date of delivery, if sent by email or any other form of electronic transfer, at the time of dispatch or on the third (3rd) business day after the mailing thereof.
Section 15.14 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award Agreement. In such instance, unless the Administrator determines to round payments up to the nearest whole Share, determines that payment shall be made in cash in lieu of such fractional Shares based on the Fair Market Value of a Share at such time, or determines otherwise, fractional Shares and any rights thereto shall be forfeited or otherwise eliminated.

Section 15.15 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Administrator shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
Section 15.16 Successors. Any obligations of the Company or any Employee under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company or Employer, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Employer, as applicable.
* * * * * * *

ANNEX B
Univar Inc. Executive Annual Bonus Plan
I. Purposes
The purposes of the Univar Inc. Executive Annual Bonus Plan (the “Plan”), are to retain and motivate certain executive officers of the Company or any of its Subsidiaries who have been designated by the Committee (as defined below) to participate in the Plan by providing them with the opportunity to earn performance-based incentive payments. It is intended that all amounts payable to Participants who are “covered employees” within the meaning of Section 162(m) of the Code will constitute “qualified performance-based compensation” within the meaning of the U.S. Treasury regulations promulgated thereunder, and the Plan and the terms of any Awards hereunder shall be so interpreted and construed to the maximum extent possible. It is intended that the Plan shall not be the sole bonus or incentive arrangement in which the Participants shall participate with respect to a Performance Period, and that the Committee shall in its sole discretion use whatever individual or corporate performance goals it determines to use, including but not limited to goals under the Company’s Management Incentive Plan, as amended from time to time, or any other incentive arrangement or bonus plan that the Board or Committee may establish or adopt from time to time, to pay a lesser amount with respect to an Award than the maximum amount specified herein, subject to the terms and conditions set forth herein.
II. Certain Definitions
“Adjusted EBITDA” shall mean, for a Performance Period, Adjusted EBITDA as publicly described and reported by the Company in its filings with the Securities Exchange Commission as of the most recent date prior to the end of the Designation Period for such Performance Period, subject to any adjustments made by the Committee pursuant to the following sentence. In determining Adjusted EBITDA for a Performance Period, the Committee may exclude any or all “unusual or infrequently occurring items” as determined under U.S. generally accepted accounting principles and as identified in the terms of the Company’s credit facilities, financial statements, notes to the financial statements or management’s discussion and analysis in the annual report, including, without limitation, the charges or costs associated with restructurings of the Company or its Subsidiaries, discontinued operations, unusual or infrequently occurring items, capital gains and losses, dividends, share repurchases, or other unusual, infrequently occurring or non-recurring items and the cumulative effects of accounting changes, so long as such determination is made in a manner (and at a time) permitted by Section 162(m) of the Code. If Adjusted EBITDA is negative for a fiscal year that is included within a Performance Period of more than one fiscal year, Adjusted EBITDA for purposes of this Plan shall be deemed to be zero for that fiscal year.
“Award” shall mean any incentive payment made to a Participant pursuant to the Plan.
“Board” shall mean the Board of Directors of the Company.
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Committee” shall mean the Compensation Committee of the Board or such other committee or subcommittee designated by the Board that satisfies any then applicable requirements of the principal national stock exchange on which the common stock of the Company is then traded to constitute a compensation committee, and which, as to any compensation intended to qualify as performance-based compensation under Section 162(m) of the Code, shall consist of two or more members, each of whom is an “outside director” within the meaning of Section 162(m) of the Code.

“Company” shall mean Univar Inc., a Delaware corporation and any successor thereto.
“Covered Employee” means any “covered employee” as defined in Section 162(m) of the Code.
“Designation Period” shall mean, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (i) ninety (90) days after the commencement of the Performance Period and (ii) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within a Designation Period may be taken at a later date if permissible under Section 162(m) of the Code.
“Participant” shall mean, for a Performance Period, the Company’s Chief Executive Officer, the Company’s Chief Financial Officer, the Presidents of each of the Company’s operating divisions or Subsidiaries, and any other executive officer of the Company or any Subsidiary who is designated to participate in the Plan by the Committee on or before the end of the Designation Period (or such later date, if any, as permitted under Code Section 162(m)).
“Performance Period” shall mean the fiscal year of the Company; provided, however, that the Committee may designate that the Performance Period for an Award be more than one fiscal year (with any such designation by the Committee to be made within the time period permitted under Code Section 162(m)).
“Plan” shall mean the Univar Inc. Executive Annual Bonus Plan as set forth herein, as it may be amended from time to time.
“Section 162(m) of the Code” means Section 162(m) of the Code, as amended from time to time, and the applicable rules and regulations promulgated thereunder.
“Section 409A of the Code” means Section 409A of the Code, as amended from time to time, and the applicable rules and regulations promulgated thereunder.
“Subsidiary” shall mean any entity that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly has at least a 50% equity interest.
III. Administration
3.1.    General. The Plan shall be administered by the Committee, which shall have the full power and authority to interpret, construe, amend and administer the Plan and any Award granted hereunder (including reconciling any inconsistencies, correcting any defaults and addressing any omissions). The Committee’s interpretation, construction, amendments and administration of the Plan and all its determinations hereunder shall be final, conclusive and binding on all persons for all purposes.
3.2.    Powers and Responsibilities. The Committee shall have the following discretionary powers, rights and responsibilities in addition to those described in Section 3.1:
(a)    to designate within the Designation Period the Participants for a Performance Period;
(b)    to determine the amounts of the Awards and any other material terms and conditions applicable to the Awards;

(c)    to decide whether, and under what circumstances and subject to what terms, Awards are to be paid on a deferred basis, including whether such a deferred payment shall be made solely at the Committee’s discretion or whether a Participant may elect deferred payment, in each case, so long as such deferral or deferral election is permissible under, and complies, with the requirements set forth in Section 409A of the Code; and
(d)    to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan, so long as permitted under Section 162(m) of the Code.
3.3.    Delegation of Power. The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that with respect to any person who is a Covered Employee or who, in the Committee’s judgment, is likely to be a Covered Employee at any time during the applicable Performance Period, only the Committee shall be permitted to (i) designate such person to participate in the Plan for such Performance Period, (ii) determine the amount of such person’s Award for such Performance Period and (iii) take any other action required to be taken under Section 162(m) of the Code. Notwithstanding the foregoing, no Participant shall make decisions under the Plan with respect to his or her own compensation under the Plan, including, without limitation, regarding his or her own Award.
3.4.    Limitations on Discretion. It is the intention that Awards under the Plan qualify as qualified performance-based compensation under Section 162(m) of the Code and that all payments made under the Plan be excluded from the deduction limitations contained in Section 162(m) of the Code. The Plan shall be construed at all times in favor of its meeting the exception for qualified performance-based compensation contained in Section 162(m) of the Code. Accordingly, the Committee shall have no discretion under this Plan (including, without limitation, with respect to adjustments to Adjusted EBITDA) if the actual exercise of such discretion or the ability to exercise such discretion would cause any Award to fail to qualify as qualified performance-based compensation under Section 162(m) of the Code. Therefore, if any Plan provision is found not to be in compliance with the exception for qualified performance-based compensation, that provision shall be deemed amended so that the Plan does so comply to the extent permitted by law and deemed advisable by the Committee.
IV. Awards
4.1.    Determination of Award Amounts. The maximum aggregate Award payable under the Plan in respect of a Performance Period (a) shall not exceed 5% of the Company’s Adjusted EBITDA for such Performance Period to all Participants collectively and (b) shall not exceed 2% of the Company’s Adjusted EBITDA for such Performance Period to each Participant individually. The amount of each Participant’s Award for a Performance Period shall be determined by the Committee, acting in its sole discretion subject to the maximum amount set forth above. For the avoidance of doubt, the Committee, acting in its sole discretion using whatever individual or corporate performance goals it determines to use, may determine to pay a lesser amount with respect to an Award than the maximum amount specified herein. However, no Participant shall receive payment with respect to an Award unless Adjusted EBITDA in respect of the applicable Performance Period exceeds zero. To the extent that Awards are expressed as a percentage of Adjusted EBITDA, the exercise of negative discretion with respect to one Participant shall not operate to result in an increase in payment to any other Participant.

4.2.    Timing of Payment. Subject to Sections 3.2(c) and (d), payment in respect of an Award under the Plan shall be in cash and shall be paid as soon as practicable after the end of the Performance Period, but no later than March 15 of the year immediately following the end of the fiscal year that is coincident with the Performance Period (or, in the case of a Performance Period which is more than one fiscal year, no later than March 15 of the year immediately following the end of the last fiscal year in the Performance Period). As conditions to the right of a Participant to receive an Award, (i) the Committee shall first certify in writing the Company’s Adjusted EBITDA (which must be greater than zero) and that the Award has been determined in accordance with the provisions of the Plan and (ii) such Participant must be employed by the Company on the payment date. Notwithstanding clause (ii) of the preceding sentence but subject to the other terms and conditions of the Plan and to the extent consistent with Section 162(m) of the Code, the Committee may make an Award payment to a Participant whose employment terminates prior to the end of the Performance Period, whether pursuant to an individual agreement between the Participant and the Company or its Subsidiary or otherwise.
V. General
5.1.    Effective Date and Term of Plan. The Plan shall become effective with respect to fiscal years of the Company beginning on or after January 1, 2018, subject to Section 5.16. The Plan shall remain in effect until it is terminated by the Board or the Committee pursuant to Section 5.2.
5.2.    Amendment and Termination. The Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan (which for avoidance of doubt may include any exercise of negative discretion to reduce the value of an Award); provided, however, that no such action shall include any exercise of positive discretion with respect to Awards in violation of the limitations set forth in Section 3.4 hereof. This Section 5.2 shall not be interpreted to give the Board or the Committee any discretion or the ability to exercise any discretion that would cause any Award to fail to qualify as qualified performance-based compensation under Section 162(m) of the Code. To the extent determined by the Committee to be necessary to continue to qualify the amounts payable hereunder to Covered Employees as performance-based compensation for purposes of Section 162(m) of the Code, effectiveness of actions taken by the Board under this Section 5.2 shall be subject to approval by the shareholders of the Company.
5.3.    Non-Transferability of Awards. No Award under the Plan shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company (including the procedures in Section 5.7, if applicable). Except to the extent permitted by the foregoing sentence, no Award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such Award, such Award and all rights thereunder shall immediately become null and void.
5.4.    Tax Withholding. The Company and each Subsidiary shall have the right and power to deduct from all amounts paid to a Participant (whether under the Plan or otherwise), or to require a Participant to remit to the Company promptly upon notification of the amount due, an amount sufficent to satisfy all federal, state, local and foreign taxes or other obligations required by law to be withheld or paid with respect to any Award.
5.5.    Payment by a Subsidiary. The Company may satisfy its obligations under the Plan with respect to a Participant by causing any Subsidiary to make the payment to which such Participant is entitled under the Plan.

5.6.    No Right of Participation or Employment. No person shall have any right to participate in the Plan. Neither the Plan nor any Award shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.
5.7.    Designation of Beneficiary. If permitted by the Company, a Participant may file with the Committee a written designation of one or more persons as such Participant’s beneficiary or beneficiaries (both primary and contingent) in the event of the Participant’s death. Each beneficiary designation shall become effective only when filed in writing with the Committee during the Participant’s lifetime on a form prescribed by the Committee. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a Participant fails to designate a beneficiary, or if all designated beneficiaries of a Participant predecease the Participant, then each outstanding Award shall be payable to the Participant’s executor, administrator, legal representative or similar person.
5.8.    Governing Law. The Plan and each Award, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.
5.9.    Other Plans. Award payments under the Plan shall not be treated as compensation for purposes of any other compensation or benefit plan, program or arrangement of the Company or any of its Subsidiaries, unless either (i) such other plan provides compensation such as Award payments made pursuant to the Plan are to be considered as compensation thereunder or (ii) the Board or the Committee so determines in writing. Neither the adoption of the Plan nor the submission of the Plan to the Company’s stockholders for their approval shall be construed as limiting the power of the Board or the Committee to adopt such other incentive arrangements as it may otherwise deem appropriate. For avoidance of doubt, the Plan is not exclusive of any other bonus or incentive arrangements that may be established, adopted or maintained by the Company at any time and from time to time.
5.10.    Binding Effect. The Plan shall be binding upon the Company and its successors and assigns and the Participants and their beneficiaries, personal representatives and heirs. If the Company becomes a party to any merger, consolidation or reorganization, then the Plan shall remain in full force and effect as an obligation of the Company or its successors in interest, unless the Plan is amended or terminated pursuant to Section 5.2.
5.11.    Forfeiture of Awards under Applicable Laws or Regulations. Awards granted under the Plan shall be subject to clawback policies as the Company may adopt or approve from time to time or as required by applicable law, regulation or stock exchange rule. Pursuant to such clawback policies, the Company may (i) cancel, reduce, or require a Participant to forfeit any Award granted under the Plan or (ii) require a Participant to reimburse or disgorge to the Company any amounts received pursuant to the payment of an Award granted under the Plan, in each case, to the extent not prohibited by applicable law, regulation or stock exchange rule in effect on or after the effective date of the Plan.
5.12.    Unfunded Plan; Plan Not Subject to ERISA. The Plan is an unfunded plan and Participants shall have the status of unsecured creditors of the Company. The Plan is not intended to be subject to the Employee Retirement Income and Security Act of 1974, as amended.

5.13.    Limitation Period for Claims. Any person who believes he or she is being denied any benefit or right under the Plan may file a written notice with the Committee. Any claim must be delivered to the Committee within forty-five (45) days of the later of the payment date of the award or the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within ninety (90) days of the date the written claim is delivered to the Committee shall be deemed denied. The Committee’s decision is final and conclusive and binding on all persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.
5.14.    409A Compliance. The Plan is intended to provide for payments that are exempt from the provisions of Section 409A of the Code to the maximum extent possible and otherwise to be administered in a manner consistent with the requirements, where applicable, of Section 409A of the Code. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to Section 409A of the Code. Notwithstanding the foregoing, neither the Company nor the Committee, nor any of the Company’s directors, officers or employees shall have any liability to any person in the event Section 409A of the Code applies to any payment or right under the Plan in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees. Notwithstanding any provision of the Plan to the contrary, the Board or the Committee may unilaterally amend, modify or terminate the Plan or any right hereunder if the Board or Committee determines, in its sole discretion, that such amendment, modification or termination is necessary or advisable to comply with applicable U.S. law, as a result of changes in law or regulation or to avoid the imposition of an additional tax, interest or penalty under Section 409A of the Code.
5.15.    Severability. If any provision of the Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.
5.16.    Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for approval at the meeting of the stockholders to be held in May 2017. The effectiveness of the Plan is subject to such stockholder approval.

UNIVAR - 2017 Proxy Statement - B-7

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The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐	______

Nominees

01) Mr. Daniel P. Doheny 02) Mr. Edward J. Mooney 03) Ms. Juliet Teo 04) Mr. David H. Wasserman

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.	For	Against	Abstain
2. Ratification of appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017.	☐	☐	☐
3. Advisory (non-binding) vote on the compensation of the Company's executive officers.	☐	☐	☐
4. Approval of the Univar Inc. 2017 Omnibus Equity Incentive Plan.	☐	☐	☐
5. Approval of the Univar Inc. Executive Annual Bonus Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions) ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com

UNIVAR INC.
Annual Meeting of Shareholders
May 4, 2017 9:30 AM CDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Stephen N. Landsman, Carl J. Lukach, and R. Tor Liimatainen, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of UNIVAR INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:30 AM CDT on May 4, 2017, at the Univar Inc., 3075 Highland Parkway, First Floor Conference Room, Downers Grove, IL 60515, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

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(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

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